SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT —

SUBJECT TO COMPLETION

March [19], 2014

Dear Stockholders:

On behalf of your Board of Directors, I invite you to attend JCPenney’s 2014 Annual Meeting of Stockholders. The meeting will be held on Friday, May 16, 2014, at 10:00 A.M., local time, at JCPenney’s Home Office, located at 6501 Legacy Drive, Plano, Texas 75024. We will be asking you to vote on and to support several important proposals for our Company and it is important that your shares be represented. We urge you to vote your shares via the toll-free telephone number, over the Internet, or by mail, as provided in the enclosed materials.

I wanted to take this opportunity to highlight some of the proposals to be voted upon at the Annual Meeting. We are asking stockholders to approve the 2014 Long-Term Incentive Plan, which will ensure that shares of JCPenney common stock are available to hire and retain the necessary talent to drive our turnaround. We are also asking stockholders to approve amendments to the Company’s Restated Certificate of Incorporation and to approve our Amended Rights Agreement, both of which are designed to protect the Company’s ability to use its net operating loss carryforwards in the future. The Proxy Statement includes key information about these proposals and we hope that you will support the Board’s recommendation to vote for each of these critical items.

We appreciate your support of JCPenney.

Thomas J. Engibous

Chairman of the Board

JCPenney

6501 Legacy Drive

Plano, TX 75024

jcp.com

J. C. PENNEY COMPANY, INC.

6501 Legacy Drive

Plano, Texas 75024-3698

J. C. PENNEY COMPANY, INC.

Notice of 2014 Annual Meeting of Stockholders

Date and Time:	Friday, May 16, 2014 10:00 A.M., local time

Place:	JCPenney Home Office 6501 Legacy Drive Plano, Texas 75024-3698

Business:	1. To elect ten directors nominated by the Board of Directors for a one-year term as described in the accompanying proxy materials;

2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 31, 2015;

3. To approve the adoption of the J. C. Penney Company, Inc. 2014 Long-Term Incentive Plan;

4.      To approve amendments to the Company’s Restated Certificate of Incorporation, as amended, to restrict certain transfers of our common stock in order to protect the tax benefits of our net operating loss carryforwards;

5. To approve the adoption of the Amended Rights Agreement in order to protect the tax benefits of our net operating loss carryforwards;

6. To hold an advisory vote on executive compensation; and

7. To consider any other business properly brought before the meeting.

Record Date:	In order to vote, you must have been a stockholder at the close of business on March 17, 2014.

Voting By Proxy:	It is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the proxy statement or on the Internet. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of

Stockholders to be held on May 16, 2014.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended February 1, 2014 are available at www.proxyvote.com.

Janet Dhillon, Secretary

Plano, Texas

March [19], 2014

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD OR

VOTE BY TELEPHONE OR INTERNET

PROXY STATEMENT

2014 PROXY STATEMENT

This proxy statement and the accompanying materials are being made available to JCPenney stockholders beginning on or about March [19], 2014. In this proxy statement, you will find information on the matters to be presented at the Annual Meeting and information to assist you in voting your shares.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

JCPenney’s Board of Directors is soliciting your vote at the 2014 Annual Meeting of Stockholders.

What will I be voting on?

You will be voting on:

•	Election of ten directors nominated by the Board of Directors;
•	Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor for the fiscal year ending January 31, 2015;
•	Approval of the 2014 Long-Term Incentive Plan;
•	Approval of amendments to the Company’s Restated Certification of Incorporation, as amended, to restrict certain transfers of our common stock in order to protect the tax benefits of our net operating loss carryforwards;
•	Approval of the Amended Rights Agreement in order to protect the tax benefits of our net operating loss carryforwards;
•	Advisory vote on executive compensation; and
•	Any other business that may properly come before the meeting.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote your shares “For” each of the Board’s nominees for director, “For” the ratification of the appointment of KPMG LLP as independent auditor for the fiscal year ending January 31, 2015, “For” the approval of the 2014 Long-Term Incentive Plan, “For” the approval of the Amended Rights Agreement, “For” the approval of amendments to the Company’s Restated Certificate of Incorporation, as amended, and “For” the approval of our executive compensation in connection with the advisory vote on executive compensation.

Who is entitled to vote?

All stockholders who owned JCPenney common stock at the close of business on the record date, March 17, 2014, are entitled to attend and vote at the Annual Meeting.

How many votes do I have?

You will have one vote for every share of JCPenney common stock you owned on the record date.

How many votes can be cast by all stockholders?

Each share of JCPenney common stock is entitled to one vote. There is no cumulative voting. On March 17, 2014, JCPenney had [            ] shares of common stock outstanding and entitled to vote.

How many shares must be present to hold the Annual Meeting?

A majority of the outstanding shares of JCPenney common stock as of the record date, or [            ] shares, must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum.

2014 Proxy Statement	1

Shares are counted as present at the Annual Meeting if stockholders are present and vote in person or a proxy card has been properly submitted by or on behalf of stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

How many votes are required to elect directors and adopt the other proposals?

You may vote “For” or “Against” with respect to the election of directors. Our Bylaws provide that in a non-contested election, each director must be elected by the affirmative vote of the majority of the votes cast with respect to that director’s election. Accordingly, abstentions and broker non-votes will have no effect on the election of a director. Any director nominee who is an incumbent director and is not re-elected must promptly tender his or her resignation, and the Board of Directors, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation.

Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor requires the affirmative vote of a majority of the shares of JCPenney common stock present in person or by proxy that are entitled to vote on such matter. If you abstain from voting on this matter, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal. Broker non-votes will also have the same effect as a vote against the proposal.

Approval of the amendments to the Company’s Restated Certificate of Incorporation, as amended, requires the affirmative vote of a majority of the shares of JCPenney common stock outstanding as of the record date. If you abstain from voting on this matter, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal. Broker non-votes will also have the same effect as a vote against the proposal.

Approval of the 2014 Long-Term Incentive Plan, the Amended Rights Agreement and our executive compensation in connection with the advisory vote on executive compensation requires the affirmative vote of a majority of the shares of JCPenney common stock present in person or by proxy that are entitled to vote on such matter. If you abstain from voting on this matter, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal. Broker non-votes are not entitled to be cast for this matter and accordingly will have no effect on the approval.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (SEC), rather than mailing a printed copy of our proxy materials to each stockholder of record, we may send some or all of our stockholders a Notice of Internet Availability of Proxy Materials (Notice), which indicates how our stockholders may:

•	access their proxy materials and vote their proxies over the Internet;
•	make a one-time request to receive a printed set of proxy materials by mail; or
•	make a permanent election to receive all of their proxy materials in printed form by mail or electronically by email.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting over the Internet; and
•	instruct us to send our future proxy materials to you electronically by email instead of sending you printed copies by mail.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you

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choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Form 10-K accompanies these proxy materials but is not considered part of the proxy soliciting materials.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To obtain directions to attend the Annual Meeting and vote in person, please call 972-431-1000. You can vote by proxy in three ways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;
•	by telephone – In the United States and Canada, you can vote by telephone by following the instructions on the Internet or on your proxy card if you received your materials by mail; or
•	by Internet – You can vote by Internet by following the instructions on the Notice or on your proxy card if you received your materials by mail.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you sign your proxy card, but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

How do I attend the Annual Meeting?

Admission to the Annual Meeting is limited to JCPenney stockholders or their proxy holders. Each stockholder will be asked to present proof of stock ownership and a valid, government-issued photo identification, such as a driver’s license, before being admitted to the Annual Meeting. Proof of stock ownership may consist of the top portion of the proxy card or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that the individual beneficially owned shares of JCPenney common stock on March 17, 2014, the record date for the Annual Meeting.

Can I change my vote after I execute my proxy?

You can revoke a proxy at any time prior to its exercise at the Annual Meeting. You can send in a new proxy card with a later date if you received your proxy materials by mail, or cast a new vote by telephone or Internet, or send a written notice of revocation to JCPenney’s Corporate Secretary at the address on the cover page of this proxy statement. If you attend the Annual Meeting and want to vote in person, you can request that any previously submitted proxy not be used.

How do I vote my shares of JCPenney common stock in the Savings Plan?

If you are a participant in the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan (the Savings Plan), you will receive a separate voting instruction card for the shares allocated to your account in the Savings Plan. This voting instruction card will allow you to instruct State Street Bank and Trust Company, as trustee for the Savings Plan, how to vote your shares. If you do not vote your shares in the Savings Plan, State Street Bank and Trust Company will vote them in the same proportion as those shares for which it has received voting instructions.

Will my vote be kept confidential?

Yes. JCPenney’s policy is that all proxy or voting instruction cards, ballots, and vote tabulations which identify the vote of an individual stockholder are to be kept secret. Your vote will only be disclosed:

•	to allow the independent election inspectors to certify the results of the vote;
•	if JCPenney is legally required to disclose your vote or is defending or asserting claims in a lawsuit;

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•	if there is a proxy contest involving the Company; or
•	if you make a written comment on your proxy or voting instruction card or ballot.

Who pays for this proxy solicitation?

JCPenney does. In addition to soliciting proxies by mail, JCPenney may solicit proxies by telephone, personal contact, and electronic means. No director, officer, or employee of JCPenney will be specially compensated for these activities. JCPenney has hired Innisfree M&A Incorporated, a proxy solicitation firm, to assist in soliciting proxies for an estimated fee of $[            ] plus reimbursement for reasonable expenses.

JCPenney will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of JCPenney common stock.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will be considered at the Annual Meeting. If any matter other than those described in this proxy statement arises at the Annual Meeting, the proxies will be voted at the discretion of the proxy holder.

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CORPORATE GOVERNANCE

More than a century ago, James Cash Penney founded this Company on the principle of the Golden Rule: treat others the way you would like to be treated. While JCPenney has gone through many changes throughout its history, the foundation built by honesty, trust and integrity has never wavered. Our corporate governance principles continue to reflect the highest ethical standards rooted in our rich heritage as we seek to achieve excellence in our work, products, and services for our customers and our stockholders.

Governing Documents

The key documents that make up our corporate governance framework are our:

•	Corporate Governance Guidelines, including our Standards for the Determination of Director Independence, Lead Independent Director Policy and our Policy on Review and Consideration of Related Person Transactions;
•	Restated Certificate of Incorporation, as amended;
•	Bylaws, as amended;
•	Audit Committee Charter;
•	Finance and Planning Committee Charter;
•	Corporate Governance Committee Charter;
•	Human Resources and Compensation Committee Charter;
•	Charter of the Committee of the Whole;
•	Statement of Business Ethics; and
•	Standards and Procedures for Director Nominations.

You can access each of these documents on our website at www.jcp.com by clicking on “Investors,” then “Corporate Governance.” You can also obtain a free copy of any of these documents by sending a written request to JCPenney’s Corporate Secretary at P.O. Box 10001, Dallas, Texas 75301.

Corporate Governance Guidelines

This document sets forth the Company’s primary principles and policies regarding corporate governance, which are the foundation of our commitment to best practices. You can access our Corporate Governance Guidelines at www.jcp.com. The Guidelines are reviewed annually by the Corporate Governance Committee and the Board. The matters covered by the Guidelines include:

•	director responsibilities;
•	the size of the Board;
•	director independence and minimum qualifications;
•	factors to be considered in selecting candidates to serve on the Board;
•	the Company’s voting standard for the election of directors;
•	director retirement;
•	director resignations upon change of principal employment or personal circumstances;
•	directors’ outside directorships and outside audit committee service;
•	Board organization, including committees of the Board and the role and responsibilities of the lead independent director;
•	policies relating to Board meetings;
•	executive sessions for directors;
•	ethical principles to be followed by directors;
•	policies and procedures for reviewing related person transactions and conflicts of interest;
•	claw-back policy on recovery of compensation in the event of a financial restatement;
•	the Board’s access to management and independent advisors;

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•	stockholders’ and other interested parties’ communications to non-employee directors;
•	director orientation and continuing education;
•	prohibition of loans to directors and executive officers;
•	stock ownership goals for directors and members of the Company’s senior management team;
•	prohibition on hedging and pledging of Company stock;
•	management succession and CEO evaluation; and
•	annual self-assessments of the Board and each of the Audit, Corporate Governance, Finance and Planning and Human Resources and Compensation Committees.

Board Leadership Structure

Thomas J. Engibous, a non-employee, independent director, serves as the Company’s Non-Executive Chairman of the Board. The duties of the Non-Executive Chairman of the Board include:

•	presiding over all meetings of the Board and regular executive sessions of the non-employee, independent members of the Board;
•	approving the scheduling of Board meetings as well as the agenda and materials for each Board meeting and executive session of the Board’s non-employee, independent directors;
•	calling and presiding over meetings of the non-employee, independent directors;
•	meeting regularly with the CEO and serving as a liaison and channel of communication between the non-employee, independent directors and the CEO; and
•	presiding over all meetings of stockholders and communicating with stockholders as appropriate.

The Board of Directors, as part of its continuing review of corporate governance matters, decided to separate the Chairman and CEO roles in January 2012 and elect a Non-Executive Chairman of the Board after careful consideration and upon recommendation by the Corporate Governance Committee. The Board believes that JCPenney’s current leadership structure enhances the Board’s ability to ensure that the appropriate level of independent oversight is applied to all management decisions.

Board of Directors’ Role in Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in reviewing the Company’s business strategy is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company. In addition to management’s discussion of risk with the full Board of Directors throughout the year, the independent directors also discuss risk management during their executive sessions without management present over which the Non-Executive Chairman presides. The Board’s Committees also consider risk appropriate to their respective jurisdictions throughout the year.

Policies and Procedures with Respect to Related Person Transactions

The Board of Directors recognizes that related person transactions can present a heightened risk of conflicts of interest. Accordingly, as a general matter, our directors and executive officers are to avoid any activity, interest, or relationship that would create, or might appear to others to create, a conflict with the interests of JCPenney.

Our written Policy on Review and Consideration of Related Person Transactions (Policy) is included as Appendix C to our Corporate Governance Guidelines, which can be accessed at www.jcp.com. For purposes of SEC rules as well as our Policy, a “related person transaction” is any transaction in which the Company was, is

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or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. The term “related person” means (a) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company, (b) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and (c) any immediate family member of any of the foregoing persons. We review all relationships and transactions in which the Company and a related person are participants to determine whether such persons have a direct or indirect material interest. To identify potential related person transactions, we request certain information from our directors and executive officers. We then review the information provided for any related person transactions. The Corporate Governance Committee reviews and determines whether to approve or ratify any related person transaction that is required to be disclosed. Any member of the Corporate Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction.

Board Independence

The Board reviews the independence of each non-employee director annually to confirm that the director continues to meet our standards as well as the requirements of the NYSE. No member of the Board will be considered independent unless the Board determines that he or she has no material relationship with the Company that would affect his or her independence and that he or she otherwise satisfies JCPenney’s director independence standards as well as all applicable laws, rules and regulations. Our “Standards for the Determination of Director Independence” are included as Appendix A to our Corporate Governance Guidelines, which can be accessed at www.jcp.com.

The factors the Board considers in determining whether a director is independent include:

•	Whether within the preceding three years,
•	the director is or was an employee of JCPenney;
•	a member of the director’s immediate family is or was an executive officer of JCPenney;
•	the director or an immediate family member of the director received more than $120,000 per year in direct compensation from JCPenney (other than compensation for service as a director or pension or other forms of deferred compensation for prior service);
•	the director or an immediate family member of the director was a partner or employee of JCPenney’s external auditor and personally worked on JCPenney’s audit within that time;
•	the director or an immediate family member of the director is or was employed as an executive officer of another company where any of JCPenney’s present executive officers serve on the compensation committee of that company’s board of directors;
•	the director or an immediate family member of the director is or was an employee or executive officer of another company that makes payments to, or receives payments from, JCPenney in excess of the greater of $1,000,000 or 2% of that company’s consolidated gross revenues;
•	Whether the director or an immediate family member of the director is a current partner of JCPenney’s external auditor;
•	Whether the director is a current employee of JCPenney’s external auditor;
•	Whether an immediate family member of the director is a current employee of JCPenney’s external auditor and personally works on JCPenney’s audit; and
•	Whether the director serves as an officer, director or trustee of a charitable organization or as a member of that organization’s fund-raising entity or committee that received contributions from JCPenney in excess of the greater of $1,000,000 or 2% of the charity’s gross revenues.

The Board has reviewed each director’s independence for fiscal 2014. Applying the standards listed above as well as the requirements of the NYSE, the Board has determined that each of the directors, except for Mr. Ullman, is independent.

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Meeting Attendance

During fiscal 2013, the Board held 24 meetings and committees of the Board held a total of 40 meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

All directors are strongly encouraged to attend the Annual Meeting, but we do not have a formal attendance requirement. In 2013, all of the members of the Board attended the Annual Meeting.

Executive Sessions

The non-employee, independent directors meet in executive session with no Company associates present as a part of each regularly scheduled Board meeting. The Company’s Non-Executive Chairman of the Board, Thomas J. Engibous, presides over these sessions.

Communications with the Board of Directors

Any Company stockholder or other interested party who wishes to communicate with the Board of Directors or with an individual director may direct such communications by telephone to 1-800-527-0063, by facsimile to 972-431-1977, by email to jcpdirectors@jcpenney.com, or by writing to:

Corporate Secretary

J. C. Penney Company, Inc.

P.O. Box 10001

Dallas, TX 75301

The communication must be clearly addressed to the Board of Directors or to a specific director(s). If a response is desired, the individual should also provide contact information such as name, address and telephone number.

All such communications will be reviewed initially by the Company’s Corporate Secretary and entered into a log for tracking purposes. The Board has asked the Corporate Secretary to forward to the appropriate director(s) all correspondence, except for items unrelated to the Board’s functions, business solicitations, advertisements, and materials that are profane. The Corporate Secretary prepares a periodic summary report of all such communications for the Board.

Communications with the Audit Committee

Complaints and concerns relating to the Company’s accounting, internal accounting controls or auditing matters should be communicated to the Audit Committee of the Board of Directors. Any such communication may be made on an anonymous basis and may be reported to the Audit Committee through the Company’s Senior Vice President-Audit by calling 1-800-527-0063, by website at www.jcpline.com or by writing to:

Senior Vice President – Audit

J. C. Penney Company, Inc.

P.O. Box 250335

Plano, TX 75025-0335

All such concerns will be reviewed under the direction of the Audit Committee and oversight by the Senior Vice President-Audit, the General Counsel, or such other persons as the Audit Committee determines to be appropriate. Confidentiality is maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as deemed appropriate in the judgment of the Audit Committee. The Senior Vice President-Audit will prepare a periodic summary report of all such communications for the Audit Committee.

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Board Diversity, Director Qualifications and Process for Nominations

JCPenney is committed to creating an inclusive work environment where everyone is respected and valued. A workforce that understands JCPenney’s diverse customer base helps ensure that the Company’s products, services and message are relevant in every community where the Company does business.

The Board’s philosophy on diversity mirrors the Company’s philosophy. In connection with the selection of nominees for director, the Corporate Governance Committee strives to identify and recruit high-caliber individuals whose diverse talents, perspectives, experiences and backgrounds would preserve and enhance the inclusive environment in which the Board currently functions.

As provided in the Company’s Corporate Governance Guidelines, nominees for director, including those directors who are eligible to stand for re-election, are selected based on, among other things, consideration of the following factors:

•	character and integrity;
•	business and management experience;
•	demonstrated competence in dealing with complex problems;
•	familiarity with the Company’s business;
•	diverse talents, backgrounds, and perspectives;
•	freedom from conflicts of interest;
•	regulatory and stock exchange membership requirements for the Board;
•	sufficient time to devote to the affairs of the Company; and
•	reputation in the business community.

In considering whether to nominate directors who are eligible to stand for re-election, the Committee also considers the quality of past director service, attendance at Board and committee meetings, compliance with the Company’s Corporate Governance Guidelines (including satisfying the expectations for individual directors), as well as input from other Board members concerning the director’s performance and independence.

Although the Board retains ultimate responsibility for approving candidates for election, the Corporate Governance Committee conducts the initial screening and evaluation process. In doing so, the Committee considers candidates recommended by directors and the Company’s management, as well as any recommendations from Company stockholders. Additionally, the Committee takes into account the Board’s current composition and the capabilities and attributes of serving Board members, as well as additional capabilities and attributes considered necessary or desirable in light of existing Company needs and the goal of preserving and enhancing Board diversity. The Committee periodically engages one or more search firms to assist in the identification and recruitment of director candidates.

To recommend a candidate for election to the Board, a stockholder must submit the following information to the Corporate Secretary of the Company at least 90 days in advance of the Annual Meeting:

•	The stockholder’s name and address;
•	A representation that the stockholder is a holder of record and intends to appear in person or by proxy at the Annual Meeting;
•	The name and address of the stockholder’s nominee for director;
•	A description of any arrangements or understandings between the stockholder and the director nominee or any other person (naming such person(s)) relating to the election of the nominee to the Board;
•	The biographical and other information about the nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and
•	The nominee’s consent to serve on the Board.

In general, candidates recommended by stockholders will be evaluated under the same process as candidates recommended by existing directors, Company management or third-party search firms. However, the Corporate

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Governance Committee will additionally seek and consider information concerning the relationship between a stockholder’s recommended nominee and the stockholder to determine whether the nominee can effectively represent the interests of all stockholders. Also, except in unusual circumstances, the Committee will not evaluate a stockholder-recommended candidate unless and until the stockholder advises that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service and to provide all the information required to conduct an evaluation.

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BOARD COMMITTEES

The Board of Directors has five principal standing committees. Committee members consist entirely of non-employee directors and the Board has determined that each of the members of these committees is “independent,” as defined under our standards of independence and under NYSE listing standards.

Audit Committee

The Audit Committee’s responsibilities include the selection and retention of the independent auditor for the annual audit of the Company’s consolidated financial statements and the approval of audit fees and non-audit services and fees paid to the independent auditor. The Committee reviews the independent auditor’s strategy and plan, scope, audit results, performance and independence, internal audit reports on the adequacy of internal controls, the Company’s ethics program, status of significant legal matters, the scope of the internal auditor’s plans and budget and results of its audits, and the effectiveness of the Company’s program for correcting audit findings. The Committee also participates in the certification process relating to the filing of certain periodic reports pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act). A copy of the Audit Committee’s Charter is available at the Company’s website at www.jcp.com. Also available on the Company’s website are procedures for the confidential and anonymous reporting of matters relating to questionable accounting, internal accounting controls, or auditing matters.

During fiscal 2013, this Committee held seven meetings. Its current members are Thomas J. Engibous, Javier G. Teruel, Mary Beth West, and Leonard H. Roberts, who serves as its Chair. The Board of Directors has determined that each member of this Committee is “financially literate” and qualifies as an “audit committee financial expert,” as those terms are defined by the Exchange Act and the NYSE.

Corporate Governance Committee

The Corporate Governance Committee performs the functions of a nominating committee, considers matters of corporate governance and reviews developments in the governance area as they affect relations between the Company and its stockholders. It also develops and recommends to the Board corporate governance principles and practices for the Company and makes recommendations to the Board with respect to the size, composition, organization and responsibilities of the Board and its directors, the qualifications of directors, candidates for election as directors, the compensation of directors, annual independence determinations, and the annual performance self-assessment process by the Board and each of the Audit, Corporate Governance, Finance and Planning, and Human Resources and Compensation Committees. A copy of the Corporate Governance Committee’s Charter, the Company’s Corporate Governance Guidelines, and Standards and Procedures for Director Nominations are available on the Company’s website at www.jcp.com. See “Board Diversity, Director Qualifications and Process for Nominations” on page 9 for more information on the Corporate Governance Committee’s process for identifying and evaluating nominees for director.

During fiscal 2013, this Committee met five times. Its current members are Colleen C. Barrett, Kent B. Foster, R. Gerald Turner, and Mary Beth West, who serves as its Chair.

Finance and Planning Committee

The Finance and Planning Committee is responsible for reviewing the Company’s financial policies, strategies, and capital structure. A copy of the Finance and Planning Committee’s Charter is available on the Company’s website at www.jcp.com.

During fiscal 2013, this Committee met fifteen times. Its current members are Thomas J. Engibous, Leonard H. Roberts, Stephen I. Sadove, Ronald W. Tysoe and Javier G. Teruel, who serves as its Chair.

2014 Proxy Statement	11

Human Resources and Compensation Committee

The Human Resources and Compensation Committee’s responsibilities include reviewing and administering the Company’s annual and long-term incentive compensation plans, reviewing the administration and operation of certain of the Company’s retirement and welfare plans, taking action or making recommendations with respect to the compensation of executive officers, including making a non-binding recommendation to the Committee of the Whole regarding the CEO’s compensation level, and reviewing succession plans for key Company executives, including the CEO. In addition, its responsibilities include reviewing the annual financial and investment performance results of the Company’s retirement and welfare plans, including the annual actuarial valuation reports applicable to such plans. A copy of the Human Resources and Compensation Committee’s Charter is available on the Company’s website at www.jcp.com. See also this Committee’s report on page 37. For a discussion of the processes and procedures for determining executive and director compensation and the roles of management and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” beginning on page 22 and “Director Compensation for Fiscal 2013” beginning on page 53.

During fiscal 2013, this Committee met ten times. Its current members are Colleen C. Barrett, Stephen I. Sadove, R.  Gerald Turner, Ronald W. Tysoe and Kent B. Foster, who serves as its Chair.

Committee of the Whole

The Committee of the Whole assists the Board in discharging its responsibilities relating to the setting of performance goals and objectives, the evaluation of performance in light of those goals and objectives, and the setting of compensation for the Company’s CEO. A copy of the Committee of the Whole’s Charter is available on the Company’s website at www.jcp.com. See also “Compensation Discussion and Analysis” beginning on page 22.

During fiscal 2013, this Committee met three times. The Committee is composed solely of the independent members of the Board. Its current members are Colleen C. Barrett, Kent B. Foster, Leonard H. Roberts, Stephen I. Sadove, Javier G. Teruel, R. Gerald Turner, Ronald W. Tysoe, Mary Beth West, and Thomas J. Engibous, who serves as its Chair.

The mailing address for all of these committees is c/o Corporate Secretary, J. C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 75301.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Human Resources and Compensation Committee and Committee of the Whole are each composed entirely of persons who are neither Company associates nor former or current officers of the Company. There is not, nor was there during fiscal 2013, any compensation committee interlock or insider participation on the Human Resources and Compensation Committee or the Committee of the Whole.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires JCPenney’s directors and officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. The Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Due to administrative error, Company stock options beneficially owned by Myron E. Ullman, III and phantom stock units reflecting units of participation in the JCPenney stock fund credited to Mr. Ullman’s account under the Mirror Savings Plan as of the date he re-joined the Company were inadvertently omitted from his Form 3 filed on April 17, 2013. The options and phantom stock units were subsequently reported on a Form 5 filed on March 7, 2014. All of the stock options have exercise prices that are currently above the Company’s stock price.

2014 Proxy Statement	13

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of February 28, 2014, the beneficial ownership of shares of JCPenney common stock by (a) each stockholder known to the Company to beneficially own more than 5% of JCPenney common stock, (b) each present director, all of whom are nominees for re-election at the Annual Meeting, (c) the five most highly compensated present executive officers serving during the last fiscal year, and three former executive officers who are also deemed to be named executive officers, and (d) all present directors and executive officers of the Company as a group. Beneficial ownership means that the individual has or shares voting power or investment power with respect to the shares of common stock or the individual has the right to acquire the shares of common stock within 60 days of February 28, 2014.

Name	Number of shares beneficially owned		Number of shares included in previous column which the individual or group has/have the right to acquire within 60 days of February 28, 2014	Percent of outstanding common stock(1)
BlackRock, Inc.	24,316,027	(2)	—	7.98%
State Street Corporation	20,777,944	(3)	—	6.82%
The Vanguard Group	15,210,372	(4)	—	5.00%
Directors(5)
Colleen C. Barrett	41,587		36,801	*
Thomas J. Engibous	96,166		36,801	*
Kent B. Foster	52,513	(6)	36,801	*
Leonard H. Roberts	64,592		36,801	*
Stephen I. Sadove	55,565		10,565	*
Javier G. Teruel	170,971		32,298	*
R. Gerald Turner	59,860	(7)	38,401	*
Ronald W. Tysoe	8,706		8,706	*
Myron E. Ullman, III	993,167		878,766	*
Mary Beth West	35,960		35,960	*
Named Executive Officers(5)(8)
Kenneth H. Hannah	41,254		41,254	*
Janet L. Dhillon	278,874		209,690	*
Brynn L. Evanson	24,808		22,506	*
D. Scott Laverty	13,344		13,344	*
Ronald B. Johnson(9)	8,149,872		7,256,894	2.61%
Michael W. Kramer(10)	33,005		0	*
Mark R. Sweeney(11)	0		0	*
All present directors and executive officers as a group(12)	1,937,373		1,438,694	*

*	Less than 1%.
(1)	Calculated based on Rule 13d-3(d)(1)(i) using the number of outstanding shares of common stock as of February 28, 2014.
(2)	Based on information set forth in a Schedule 13G filed with the SEC on February 10, 2014 by BlackRock, Inc. reporting sole power to vote or direct the vote and to dispose or direct the disposition of 24,316,027 shares of JCPenney common stock. The address of BlackRock is 40 East 52 nd Street, New York, New York 10022.
(3)

Based on information set forth in a Schedule 13G filed with the SEC on February 3, 2014 by State Street Corporation reporting shared power to vote or direct the vote and to dispose or direct the disposition of 20,777,944 shares of JCPenney common stock, which includes 12,560,316 shares of JCPenney common stock held in trust under the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan (Savings Plan). The address of State Street Corporation and State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Bank and Trust

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Company serves as trustee for the Savings Plan trust; State Street Bank and Trust Company also serves as a lending bank under the revolving credit facility to which the Company and its wholly owned subsidiary, J. C. Penney Corporation, Inc., are parties.
(4)	Based on information set forth in a Schedule 13G filed with the SEC on February 11, 2014 by The Vanguard Group. reporting sole power to vote or direct the vote and to dispose or direct the disposition of 15,210,372 shares of JCPenney common stock. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355.
(5)	Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the common stock beneficially owned by such person. Includes only those stock options that are exercisable or become exercisable within 60 days of February 28, 2014. Does not include restricted stock units that will not vest within 60 days of February 28, 2014.
(6)	Includes 337 shares of JCPenney common stock with respect to which Mr. Foster shares voting and investment power.
(7)	Includes 1,742 shares of JCPenney common stock that Dr. Turner holds under the Company’s Dividend Reinvestment Plan with respect to which he shares voting and investment power.
(8)	In addition to Mr. Ullman, who also served as a director during fiscal year 2013.
(9)	Stock ownership for Mr. Johnson reflects direct holdings as of April 8, 2013, the last day on which he served as an executive officer and director of the Company, and his ownership of a warrant that he purchased prior to his employment with the Company. The warrant entitles him to acquire 7,256,894 shares of JCPenney common stock following the termination of his employment with the Company.
(10)	Stock ownership for Mr. Kramer reflects direct holdings as of April 17, 2013, the last day on which he served as an executive officer of the Company, along with restricted stock units and options exercisable within 60 days of such date.
(11)	Stock ownership for Mr. Sweeney reflects direct holdings as of September 20, 2013, the last day on which he served as an executive officer of the Company, along with restricted stock units and options exercisable within 60 days of such date.
(12)	Excludes shares of Messrs. Johnson, Kramer and Sweeney, who no longer serve as executive officers of the Company.

2014 Proxy Statement	15

EQUITY COMPENSATION PLAN(S) INFORMATION

The following table shows the number of options and other awards outstanding as of February 1, 2014 under the J. C. Penney Company, Inc. 2012 Long-Term Incentive Plan (2012 Plan) and subsequent plans, as well as the number of shares remaining available for grant under the 2012 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	15,688,783	(1)	$36	(2)	7,265,944	(3)
Equity compensation plans not approved by security holders	—		—		900,000	(4)
Total	15,688,783		$36		8,165,944

(1)	Includes 1,701,220 restricted stock units.
(2)	Represents the weighted-average exercise price of outstanding stock options only and the weighted average remaining term of 4.4 years.
(3)	At the May 18, 2012 Annual Meeting of Stockholders, our stockholders approved the 2012 Plan, which reserved an aggregate of 7,000,000 shares of common stock for issuance to associates and non-employee directors. In addition, shares underlying any outstanding stock award or stock option grant from prior plans that are cancelled prior to vesting or exercise become available for use under the 2012 Plan. No shares remain available for future issuance from prior plans.
(4)	On February 22, 2012, the Company approved 900,000 shares of common stock reserved for issuance under an Inducement Award Plan. No shares have been issued from this plan as of February 1, 2014.

On March [    ], 2014, the Company approved the annual grant of stock options and restricted stock unit awards. The annual grant is scheduled to occur on March [    ], 2014 and the total number of shares of common stock required under the 2012 Plan will be based on the closing stock price on the date of grant. Using the closing price on March 17, 2014, the estimated number of shares of common stock required under the 2012 Plan will be [            ].

Historical Equity Award Data

JCPenney granted performance-based restricted stock units (PBRSUs) in both fiscal 2011 and 2013, the majority of which were forfeited because threshold performance goals were not achieved. The only PBRSUs that were earned in fiscal 2011 and 2013 were due to the acceleration of awards in connection with an associate’s termination of employment. If the PBRSUs that were not earned and were forfeited are excluded from a calculation of the three-year average burn rate, then JCPenney’s three-year average burn rate would be 2.52%, as shown in the table below.

Burn rate from earned PBRSUs is calculated as (i) the number of stock options and time-based restricted stock units (TBRSUs) granted, plus (ii) the number of PBRSUs earned, divided by (iii) the weighted average basic common shares outstanding in the year indicated.

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	(a)	(b)	(c)		(d) = (a) : (c)	(e)	(d) ÷ (e)
Fiscal Year	Options Granted	TBRSUs Granted	PBRSUs Earned		Total Granted/ Earned	Weighted Average Basic Common Shares Outstanding	Burn Rate
2013	3,448,316	971,089	111,987	(1)	4,531,392	249,295,000	1.82%
2012	2,791,628	1,847,065	0	(2)	4,638,693	219,200,000	2.12%
2011	2,522,138	5,193,308	172,673	(3)	7,888,119	217,400,000	3.63%
						3-Year Average	2.52%

(1)	During fiscal 2013, 111,987 PBRSUs were earned and issued in connection with the acceleration of awards in connection with associates’ termination of employment. For reference, 1,082,211 stock-settled PBRSUs and 1,077,443 cash-settled performance units were granted in fiscal 2013. Excludes 36,615 earned performance units that were settled in cash because cash-settled units are excluded from burn rate calculations.
(2)	No PBRSUs were granted in fiscal 2012.
(3)	During fiscal 2011, 172,673 PBRSUs were earned and issued in connection with the acceleration of awards in connection with associates’ termination of employment. For reference, 454,746 PBRSUs were granted in fiscal 2011.

The proposed 2014 Long-Term Incentive Plan treats one TBRSU or PBRSU as equivalent to two stock options. If the three-year average burn rate were calculated in option-equivalents with one TBRSU or PBRSU treated as equivalent to two options, the three-year average would be 3.77%.

	(a)	(b)	(c)		(d) = (a) + [(b) + (c)]x2	(e)	(d) ÷ (e)
Fiscal Year	Options Granted	TBRSUs Granted	PBRSUs Earned		Total Granted/ Earned(1)	Weighted Average Basic Common Shares Outstanding	Burn Rate
2013	3,448,316	971,089	111,987	(2)	5,614,469	249,295,000	2.25%
2012	2,791,628	1,847,065	0	(3)	6,485,758	219,200,000	2.96%
2011	2,522,138	5,193,308	172,673	(4)	13,254,100	217,400,000	6.10%
						3-Year Average	3.77%

(1)	Assumes TBRSUs and PBRSUs count as two-option equivalents.
(2)	During fiscal 2013, 111,987 PBRSUs were earned and issued in connection with the acceleration of awards in connection with associates’ termination of employment. For reference, 1,082,211 stock-settled PBRSUs and 1,077,443 cash-settled performance units were granted in fiscal 2013. Excludes 36,615 earned performance units that were settled in cash because cash-settled units are excluded from burn rate calculations.
(3)	No PBRSUs were granted in fiscal 2012.
(4)	During fiscal 2011, 172,673 PBRSUs were earned and issued in connection with the acceleration of awards in connection with associates’ termination of employment. For reference, 454,746 PBRSUs were granted in fiscal 2011.

2014 Proxy Statement	17

PROPOSAL 1 — ELECTION OF DIRECTORS

The terms of each of the Company’s current directors will expire at the 2014 Annual Meeting. Each of the current directors has been nominated by the Board of Directors to serve as a continuing director for a new one-year term expiring at the 2015 Annual Meeting. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement. We are not aware of any reason why any of these nominees would not accept the nomination. However, if any of the nominees does not accept the nomination, or is otherwise unavailable for election, the persons designated as proxies will vote for any substitute nominee recommended by the Board.

In determining whether to nominate each of the current directors for another term, the Board considered the factors discussed above in “Board Diversity, Director Qualifications and Process for Nominations” and concluded that each of the current directors standing for re-election possesses unique talents, backgrounds, perspectives, attributes and skills that will enable each of them to continue to provide valuable insights to Company management and play an important role in helping the Company achieve its long-term goals and objectives. As described below in the experience and qualifications of each of our director nominees, each nominee has achieved an extremely high level of success in his or her career. The Company does not have a mandatory retirement age for directors. There is no family relationship between any director or executive officer of the Company.

The Board recommends a vote FOR each of the nominees for director.

Nominees for Director

Colleen C. Barrett, 69 - Director of the Company since 2004.

Business Experience:  President Emeritus since 2008, President and Director from 2001 to 2008, Chief Operating Officer from 2001 to 2004 and Corporate Secretary from 1978 to 2008 of Southwest Airlines Co. (airline), with which she served in positions of increasing importance since 1978, including Executive Vice President-Customers from 1990 to 2001 and Vice President-Administration from 1986 to 1990.

Ms. Barrett has extensive experience in the airline industry, in particular with Southwest Airlines, a company known for providing top customer service. In addition to customer relations, human resources and operations management experience, she has significant leadership, executive and board experience, including insights and perspectives on corporate governance, having served as a Director and in the positions of President, Chief Operating Officer and Corporate Secretary of a publicly-traded company.

Thomas J. Engibous, 61 - Chairman of the Board since 2012, Director of the Company since 1999.

Business Experience:  Retired Chairman of the Board, Director from 1996 to 2008 and President and Chief Executive Officer from 1996 to 2004, of Texas Instruments Incorporated (electronics), with which he served in positions of increasing importance since 1976, including as an Executive Vice President from 1993 to 1996; Director of Taiwan Semiconductor Manufacturing Company Limited; Chairman Emeritus of the Board of Catalyst; Member of The Business Council; Member of the National Academy of Engineering; Honorary Trustee of the Southwestern Medical Foundation.

Mr. Engibous has extensive executive, financial and board experience in the technology industry, including service as Chairman and CEO of a leading publicly-traded technology company. He brings financial expertise to the JCPenney Board, as well as skills and talents from the technology industry to help JCPenney enhance its strategies to connect with and serve customers, capitalize on opportunities in digital retailing and use technology to advance operational efficiency.

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Kent B. Foster, 70 - Director of the Company since 1998.

Business Experience:  Retired Chairman of the Board, Director from 2000 to 2007, and Chief Executive Officer from 2000 to 2005, of Ingram Micro Inc. (wholesale distributor of technology); President of GTE Corporation (telecommunications) from 1995 to 1999; Director of GTE Corporation from 1989 to 1999, serving as Vice Chairman of the Board of Directors from 1993 to 1995; President of GTE Telephone Operations Group from 1989 to 1995; Director of Campbell Soup Company from 1996 to 2008; Director of New York Life Insurance Company.

Mr. Foster has extensive executive and board experience in the communications and technology industries. That experience has given him skills and talents that help JCPenney enhance its customer-reach strategies, capitalize on opportunities in digital retailing and use technology to improve its operational efficiency. He also brings to the Board financial expertise resulting from his extensive executive experience and his prior service on the audit committee of the board of another company.

Leonard H. Roberts, 65 - Director of the Company since 2002.

Business Experience:  Retired Chairman and Chief Executive Officer of RadioShack Corporation (consumer electronics), with which he served as Executive Chairman of the Board from 2005 to 2006, Chairman of the Board and Chief Executive Officer from 1999 to 2005, President from 1993 to 2000, and a Director from 1997 to 2006; Chairman and Chief Executive Officer of Shoney’s, Inc. (restaurants) from 1990 to 1993; President and Chief Executive Officer of Arby’s, Inc. (restaurants) from 1985 to 1990; Director of TXU Corporation from 2005 to 2007; Director of Rent-A-Center, Inc.; Member of Executive Board of Students in Free Enterprise; Director of Tarrant County Safe City Commission; Former Chairman of the Board of Directors of Texas Health Resources.

Mr. Roberts has extensive executive and board experience in the retail industry, including service as the Chairman and as the CEO of a publicly-traded consumer electronics retailer and CEO positions with two restaurant operators. With this background, he has insights and perspectives on delivering merchandise and services to consumers, which he brings to the JCPenney Board. As a result of his extensive executive experience, he also brings financial expertise to the Board. He also currently serves on the board of another publicly-traded company.

Stephen I. Sadove, 62 - Director of the Company since 2013.

Business Experience:  Former Chairman and Chief Executive Officer of Saks Incorporated (luxury retailer), with which he served in positions of increasing importance since 2002, including Vice Chairman from 2002 to 2006, Chief Executive Officer from 2006 to 2013 and Chairman from 2007 to 2013; Senior Vice President and President, Worldwide Beauty Care, Bristol-Myers Squibb Company from 1998 to 2002, President, Worldwide Beauty Care and Nutritionals from 1997 to 1998, President, Worldwide Beauty Care from 1996 to 1997, President, Clairol from 1991 to 1996; Director of Saks Incorporated from 1998 to 2013; Director of Colgate-Palmolive Company; Director of Ruby Tuesday, Inc.; Director of Aramark Holdings Corporation; Chairman of the Board of the National Retail Federation; Chairman of the Board of Trustees for Hamilton College.

Mr. Sadove has extensive experience in the retail industry, including executive and board experience with a major U.S. retailer, through which he has gained considerable knowledge about the complexities involved in operating a large, retail organization. His service as Chairman of the Board of the National Retail Federation provides the Board with valuable insights and perspectives on issues affecting retailers. He also brings financial, human resources and corporate governance expertise resulting from his service on the boards of several public companies.

2014 Proxy Statement	19

Javier G. Teruel, 63 - Director of the Company since 2008.

Business Experience:  Partner of Spectron Desarrollo, SC (an investment management and consulting firm); Retired Vice Chairman (2004 to 2007) of Colgate-Palmolive Company (consumer products), with which he served in positions of increasing importance since 1971, including as Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition, as Vice President of Body Care in Global Business Development in New York, as President and General Manager of Colgate-Mexico, as President of Colgate-Europe, and as Chief Growth Officer responsible for the company’s growth functions; Director of The Pepsi Bottling Group, Inc. from 2007 to 2010; Director of Starbucks Corporation; Director of Nielsen Company B.V.

Mr. Teruel has extensive executive experience in the consumer products industry. He brings to the JCPenney Board considerable product development, merchandising and marketing skills and perspectives. His broad international experience also provides unique insights relevant to the Company’s product sourcing initiatives. Mr. Teruel brings the benefits of service on the boards of other publicly-traded companies to the JCPenney Board, including financial expertise resulting from his service as the chair of the audit committee of one of the boards.

R. Gerald Turner, 68 - Director of the Company since 1995.

Business Experience:  President of Southern Methodist University (education) since 1995; Chancellor of the University of Mississippi from 1984 to 1995; Co-Chairman, Knight Commission on Intercollegiate Athletics since 2005; Director of Kronos Worldwide, Inc. and American Beacon Funds; Director of Methodist Hospital Foundation and the Salvation Army of Dallas.

Dr. Turner’s extensive career in academia provides the Company with valuable insights and perspectives on communicating with younger customers and associates. He also brings experience and skills in human resources and management. Dr. Turner’s current experience as president of a leading university provides him with perspective into the challenges of managing complex, multi-faceted organizations. In addition, his service on the boards of other publicly-traded companies, including committee service, has given him insights and perspectives on governance and human resources and compensation which benefit the JCPenney Board.

Ronald W. Tysoe, 60 - Director of the Company since 2013

Business Experience:  Former Vice Chairman of Finance and Real Estate of Federated Department Stores, Inc. (now Macy’s, Inc.) from 1990 to 2006 and Chief Financial Officer from 1990 to 1997; Senior Advisor of Perella Weinberg Partners LP (global, independent advisory and asset management firm) from 2006 to 2007; Director of Federated Department Stores, Inc. from 1988 to 2005; Director of Ohio Casualty Corporation from 2006 to 2007; Director of NRDC Acquisition Corp. (now Retail Opportunity Investments Corp.) from 2007 to 2009; Director of Pzena Investment Management Inc. from 2008 to 2013; Director of Canadian Imperial Bank of Commerce; Director of Scripps Networks Interactive, Inc.; Director of Cintas Corporation; Director of Taubman Centers, Inc.

Mr. Tysoe has extensive experience in the retail industry, including executive and board experience with a major U.S. retailer. He provides valuable insights and perspectives to the Board as a result of his considerable financial and real estate experience. He also brings the benefits of service on the boards of other publicly-traded companies, including expertise in corporate strategy, compensation and corporate governance.

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Myron E. Ullman, III, 67 - Director of JCPenney from 2004-2012, and since April 2013

Business Experience:  Chairman of the Board from 2004 to 2012 and Chief Executive Officer of JCPenney from 2004 to November 2011, and since April 2013; Directeur General, Group Managing Director, LVMH Moët Hennessy Louis Vuitton (luxury goods manufacturer/retailer) from 1999 to 2002; President of LVMH Selective Retail Group from 1998 to 1999; Chairman of the Board and Chief Executive Officer, DFS Group Ltd. from 1995 to 1998; Chairman of the Board and Chief Executive Officer of R. H. Macy & Company, Inc. from 1992 to 1995; Director of Saks Incorporated from February 2013 to April 2013; Director of Starbucks Corporation; Director of the Retail Industry Leaders Association (RILA); Director of the National Retail Federation; Trustee of the Committee for Economic Development; Chairman of Mercy Ships International; Chairman of the Board of the Federal Reserve Bank of Dallas.

Mr. Ullman has extensive experience in the retail industry, including executive and board experience with major U.S. and international retailers. Mr. Ullman’s experiences as Chairman, CEO and President of various entities during his career provide him with insight into the challenges inherent in managing a complex organization, in particular in connection with a turnaround, and holding members of management accountable for their own performance and the performance of the organization. He also currently serves on the board of another publicly-traded company. In addition, his service on the Board of Directors of the Federal Reserve Bank of Dallas provides the Board with valuable insights and perspectives on macroeconomic conditions affecting JCPenney and its customers.

Mary Beth West, 51 - Director of the Company since 2005.

Business Experience:  Executive Vice President and Chief Category and Marketing Officer of Mondelez International, Inc. (branded foods and beverages) since 2012; served in positions of increasing importance at Kraft Foods, Inc. from 1986-2012, including Executive Vice President and Chief Category and Marketing Officer from 2010 to 2012; Executive Vice President and Chief Marketing Officer from 2007 to 2010; Group Vice President and President, Kraft Foods North American Beverage Sector from 2006 to 2007; Group Vice President and President, Kraft Foods North America Grocery Segment from 2004 to 2006; Senior Vice President and General Manager, Meals Division from 2001 to 2004; and Vice President, New Meals Division from 1999 to 2001; Member of the Executive Leadership Council and Foundation.

Ms. West has extensive executive experience in the branded foods and beverages industry, serving currently as the Executive Vice President and Chief Category and Marketing Officer of a publicly-traded food products company. Her experience with the product development, merchandising and marketing functions that support some of the best-known American brands enable her to help JCPenney enhance its strategies in these areas and build an emotional connection with customers. Ms. West also brings to the Board financial expertise resulting from her executive experience at Kraft and Mondelez.

2014 Proxy Statement	21

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation philosophy is integrated with JCPenney’s core values and business strategy. Our core values were first stated in The Penney Idea, which was adopted in 1913 and which includes the principle that we will “reward men and women in our organization through participation in what the business produces.” This principle endures today in our executive compensation policies that link pay for performance and align the pay of our named executive officers with the interests of our stockholders.

Executive Summary

Leadership Changes.  Fiscal 2013 was a pivotal year for the Company. Our leadership team focused on turning around the business and positioning it on the path to profitable growth. The Board decided to bring back Myron E. (Mike) Ullman, III as Chief Executive Officer in April 2013 because of his previous experience with JCPenney and his overall experience as a retail chief executive officer. In setting Mr. Ullman’s compensation, the Board considered various factors, including the importance of his prior experience, the circumstances under which he was hired and competitive market data. In view of the challenges facing the Company, the Board and Mr. Ullman agreed that his sole compensation for 2013 would consist of a base salary of $1,000,000, which is significantly less than both market and the historical base salary for our CEO position. They also agreed that he would not participate in any 2013 annual or long-term incentive programs. Further, as a demonstration of his commitment to the Company, Mr. Ullman purchased common stock in November 2013 with a then market value of approximately $1,000,000.

Mr. Ullman’s immediate goals were to stabilize the Company’s business and to strengthen the Company’s financial condition. Mr. Ullman also worked to assemble a leadership team focused on our turnaround. For the fiscal year ended February 1, 2014, our named executive officers consisted of the following individuals. On February 13, 2014, we announced that Edward J. Record would be succeeding Kenneth H. Hannah as Executive Vice President and Chief Financial Officer of the Company, effective March 24, 2014.

Name	Title	Commencement of Position
Myron E. Ullman, III	Chief Executive Officer	April 8, 2013
Kenneth H. Hannah	Executive Vice President and Chief Financial Officer	May 7, 2012
Janet L. Dhillon	Executive Vice President, General Counsel and Secretary	February 23, 2009
Brynn L. Evanson	Executive Vice President, Human Resources	April 22, 2013
D. Scott Laverty	Executive Vice President, Chief Information Officer	September 20, 2013

In connection with Mr. Ullman’s return, in April 2013 we announced the departure of Ronald Johnson, our former Chief Executive Officer, Michael Kramer, our former Chief Operating Officer and Daniel Walker, our former Chief Talent Officer. Mr. Johnson did not receive a severance payment. Mr. Walker voluntarily resigned so he did not receive a severance payment and none of his equity awards vested. In connection with Mr. Kramer’s departure, we agreed to reduce the severance payable under the terms of his Termination Pay Agreement by $1,000,000. In accordance with their original terms, his sign-on equity awards vested but only a pro rata portion of his inducement equity awards vested (33% of total awards). In September 2013, we announced the departure of Mark Sweeney, our former Senior Vice President and Controller. Under Mr. Sweeney’s Termination Pay Agreement, he received a severance payment and pro-rata vesting of his equity awards (27% of total awards).

22	2014 Proxy Statement

Business Performance.  In fiscal 2013, we focused on stabilizing our business, both financially and operationally, and rebuilding the Company from the inside out, working with management, marketing and merchandising to create strategies for reconnecting with our core customer. We achieved what we set out to do during the last nine months of the year and as a result, we generated positive comparable store sales in the fourth quarter for the first time since the second quarter of 2011. However, our full year results did not meet our compensation program targets, which were largely established at the beginning of the year prior to our management transition. For fiscal 2013, the Company had total sales of $11.86 billion, an operating loss of $1.42 billion and loss per share of $5.57, all of which were below 2012 levels.

Pay-For-Performance.  Our executive compensation program is designed to link pay to Company performance and align the pay of our named executive officers with the interests of our stockholders. In fiscal 2013, the majority of compensation payable to our current named executive officers (other than our CEO) was performance-based, consistent with our philosophy. Because we did not achieve our fiscal 2013 goals, the majority of this compensation was not earned and therefore was not paid.

Total Compensation Mix.  The chart below shows the target compensation mix for fiscal 2013 based on the aggregate target compensation for Ms. Dhillon, Ms. Evanson and Messrs. Hannah and Laverty. Target compensation mix is not the same as actual compensation for elements that were subject to performance contingencies.

Cash Compensation.  Consistent with our pay-for-performance philosophy, none of our named executive officers earned an annual cash bonus award for fiscal 2013 because we did not achieve our financial goals. The cash bonus award opportunity for our named executive officers under our Management Incentive Compensation Program was based 50% on the Company’s sales and 50% on the Company’s operating profit.

We made separate cash bonus payments to two named executive officers in recognition of special circumstances. In June 2013, Mr. Laverty received a $50,000 bonus when he assumed additional responsibilities as interim Chief Information Officer. Mr. Laverty must reimburse the Company for a pro-rata portion of the award if he voluntarily terminates his employment without good reason or if we terminate his employment for cause prior to June 15, 2014. In January 2014, Ms. Dhillon received a $250,000 individual performance award under the Management Incentive Compensation Program in recognition of her significant contributions to the Company over the past year. Ms. Dhillon must reimburse the Company for a pro-rata portion of the award if she voluntarily terminates her employment without good reason or if we terminate her employment for cause prior to January 20, 2015.

2014 Proxy Statement	23

For 2013, our current named executive officers (other than the CEO) received, collectively, approximately 60% of their aggregate target cash compensation. The chart below shows the target cash compensation and actual cash compensation for fiscal 2013 based on the aggregate amounts for Ms. Dhillon, Ms. Evanson and Messrs. Hannah and Laverty. The only bonuses shown in the chart reflect the special awards to Ms. Dhillon and Mr. Laverty. None of the other named executive officers earned any cash bonus payments for 2013.

Equity Awards.  Annual equity awards in fiscal 2013 for our named executive officers consisted of 50% performance-based restricted stock units and 50% stock options. As a result of the challenges facing the Company in navigating a business turnaround, the earnings per share performance goal was not met and none of the performance-based restricted stock units were earned. At the end of fiscal 2013, the options were “underwater” because the exercise price was greater than the market price and thus will only deliver value to the named executive officers if the Company’s stock price subsequently increases above the date of grant price.

In July 2013, the Human Resources and Compensation Committee approved a supplemental, performance-based equity program (the Fall Incentive Plan) to incentivize officers to achieve critical back-to-school and holiday season goals. The Fall Incentive Plan linked pay to Company performance by providing named executive officers (other than the CEO) the opportunity to earn performance-based restricted stock units based on the Company’s adjusted operating profit for the third and fourth fiscal quarters of 2013. Although we made substantial progress towards this goal, we did not achieve the plan performance target. As a result, none of our named executive officers earned their performance awards granted under this program.

In January 2014, the Human Resources and Compensation Committee approved an award of performance-based restricted stock units to Ms. Dhillon under the 2012 Long-Term Incentive Plan. The award was made to recognize her significant contributions to the Company during the past year and the importance of her participation in our critical turnaround efforts.

24	2014 Proxy Statement

Realized Value of Equity Awards.  In fiscal 2013, the value of equity awards realized by our named executive officers was substantially less than the compensation reflected in the summary compensation table (SCT). The tables below compare the value of equity awards reflected in the SCT, which reflects the opportunity provided at the start of the compensation program, to the actual value of equity awards realized by Ms. Dhillon, Ms. Evanson and Messrs. Hannah and Laverty during fiscal year 2013. Equity compensation opportunities were significantly higher than actual amounts earned in 2013. Performance-based awards are shown with no value because they were not earned and option grants are shown with no value because they were substantially underwater at year end. The only equity awards shown as realized in the tables below reflect the vesting of equity awards granted to Ms. Dhillon and Ms. Evanson in years prior to 2013. Mr. Ullman did not receive any equity grants during the year and does not own any unvested shares. All of our named executive officers currently own exercisable options but none of them exercised options during 2013.

The following table shows the components of the equity compensation shown in the above graph.

	Kenneth H. Hannah		Janet L. Dhillon		Brynn L. Evanson		D. Scott Laverty

	SCT	Realized	SCT	Realized	SCT	Realized	SCT	Realized
Performance-Based Restricted Stock Units	$875,006	$0	$1,499,996	$0	$349,995	$0	$175,007	$0

Fall Incentive Plan	$325,008	$0	$325,008	$0	$325,008	$0	$199,998	$0

Stock Awards Subtotal:	$1,200,014	$0	$1,825,004	$0	$675,003	$0	$375,005	$0

Options	$874,997	$0	$1,000,002	$0	$347,980	$0	$174,997	$0

Stock Vested	$0	$0	$0	$1,206,757	$0	$67,219	$0	$0

Total	$2,075,011	$0	$2,825,006	$1,206,757	$1,022,983	$67,219	$550,002	$0

2014 Proxy Statement	25

Key Features of Our Executive Compensation Program.  The Company’s executive compensation program includes key features that align the interests of the named executive officers with stockholders.

What We Do

✓	Align Pay with Company Performance:

The compensation program for our named executive officers aligns pay with actual Company sales and profit.

✓	Use Long-Term Incentives to Link the Majority of Pay to Performance:

Under our compensation program, almost 60% of pay for our named executive officers is long-term incentives linked to EPS and operating profit.

✓	Balance Short-Term and Long-Term Incentives:

The incentive programs provide an appropriate balance of annual and long-term incentives and include multiple measures of performance.

✓	Require Named Executive Officers to Maintain Stock Ownership:

We have stock ownership guidelines for executive officers at the senior vice president level and above.

✓	Authorize the Committee to “Claw-Back” Executive Compensation:

Our “claw-back” policy permits the Committee to recoup previously awarded equity-based incentive compensation and/or previously paid cash compensation.

What We Don’t Do

✗	No Severance for Chief Executive Officer:

Our Chief Executive Officer does not have an employment agreement, is not party to a Termination Pay Agreement and does not participate in a Change in Control Plan.

✗	No Excise Tax Gross Ups:

In the event of a change in control, none of our named executive officers are entitled to a tax gross-up of any excise taxes imposed on the benefits payable under their respective change in control plan.

✗	No “Single-Trigger” Change in Control Plans:

In the event of a change in control, severance benefits are payable only upon a “double trigger”.

✗	No Hedging or Pledging of Company Stock:

Our directors and executive officers are prohibited from engaging in pledging or hedging activities involving Company securities.

✗	No Option Repricing without Stockholder Approval

2013 Say-on-Pay Vote

Approximately 91% of votes cast by the Company’s stockholders at the 2013 annual meeting were cast in favor of the Company’s executive compensation program. The Committee continues to evaluate and make changes to programs to reflect the Company’s circumstances. Our goal is to ensure the Company has the appropriate compensation programs in place to most effectively link pay-for-performance, to create stockholder value over the long-term, and to be consistent with good governance practices.

Establishing Our Executive Compensation Program

Role of the Human Resources and Compensation Committee.  The Human Resources and Compensation Committee (the Committee) of the Board of Directors (the Board) is responsible for establishing and implementing our executive compensation program. Each member of the Committee is independent under the listing standards of the NYSE.

The Committee determines compensation for each executive officer other than the CEO. The CEO’s compensation is determined by all of the independent directors of the Board.

26	2014 Proxy Statement

As part of the Committee’s deliberations, the CEO makes compensation recommendations for the executive officers other than himself. The Committee considers these recommendations in making its determinations.

Role of Independent Compensation Consultant.  The Committee engages an independent consultant to assist in its deliberations and decision-making regarding executive compensation. The Committee’s consultant provides market research and analyses against which executive compensation programs and proposals can be evaluated, including a review of competitive market trends and design practices and a review of the Company’s peer group. The Committee has sole authority to retain and terminate its consultant and sole authority to approve the fees and other terms of the engagement of its consultant. The independent consultant reports directly to the Committee and does not work for the Company’s management in any capacity.

In September 2013, the Committee selected Meridian Compensation Partners LLC (Meridian) as its independent consultant. In selecting Meridian as its consultant, the Committee considered all factors relevant to Meridian’s independence from management in accordance with the listing standards of the NYSE. Prior to September 2013, the Committee’s independent consultant was James F. Reda & Associates, LLC, a division of Gallagher Benefit Services.

Role of Management.  Management makes recommendations to the Committee regarding the design and implementation of our executive compensation programs. Management works with its outside executive compensation consultant, Frederic W. Cook & Co., Inc. (Frederic W. Cook), in making recommendations that are consistent with the Company’s philosophy and objectives. The Committee may review data and analyses provided by management and its consultant. Frederic W. Cook does not work for the Committee or the Board in any capacity.

Role of Peer Companies and Benchmarking.  We compete against a broad array of companies for executive talent. Accordingly, we benchmark the competitiveness of our various compensation programs against the compensation programs of selected peer companies.

For 2013, the following companies constituted the peer group for comparison purposes:

Bed Bath & Beyond, Inc.	Marriott International, Inc.	Target Corp.
Gap, Inc.	Nike, Inc.	TJX Companies, Inc. (The)
Kohl’s Corp.	Ross Stores, Inc.	V. F. Corp.
Limited Brands, Inc.	Sears Holdings Corp.	Williams-Sonoma, Inc.
Lowe’s Companies, Inc.	Staples, Inc.	YUM! Brands, Inc.
Macy’s, Inc.	Starbucks Corporation

These companies represent a combination of select retail and high brand value companies with which the Company competes for talent. We generally used revenues between 0.33x-3.0x of the Company’s and market capitalization of at least 0.33x of the Company’s as parameters when setting the 2013 peer group. Based on fiscal 2012 data, the peer group median was 0.84x of the Company’s revenue and 3.02x of the Company’s market capitalization.

As part of the annual review process, the Committee reviews the companies within the peer group. For 2014, the Committee re-evaluated the composition of the peer group and determined that Lowe’s Companies, Inc. and Starbucks Corporation should be removed.

Stockholder Outreach.  We view a continuing, constructive dialogue with our long-term stockholders on matters such as executive compensation and corporate governance as important, even critical, to ensuring that we remain aligned with their interests. We regularly talk to long-term stockholders and appreciate the opportunity to gain further insight and understanding into their views, including on our executive compensation program. We have experienced a significant amount of turnover in our stockholder base since the 2013 annual meeting, which has impacted our ability to establish a continuing dialogue with a substantial portion of our stockholders.

2014 Proxy Statement	27

Internal Pay Relationships.  Our compensation philosophy reflects the importance of offering a competitive target compensation package to each of the named executive officers. In general, the differences in pay between the named executive officers relative to each other as well as the CEO are based on market differences for the particular job, job responsibilities and scope, and adjustments for individual experience and performance, rather than a pre-determined ratio or multiple.

Relationship of Executive Compensation to Risk.  In connection with fulfilling its responsibilities, the Committee considers whether the design of the Company’s executive compensation program encourages senior executives to engage in excessive risk-taking. The Committee reviews the overall program design, as well as the balance between short-term and long-term compensation, the metrics used to measure performance and the award opportunity under the Company’s incentive compensation program, and the implementation of other administrative features designed to mitigate risk such as incentive caps, vesting requirements, stock ownership guidelines, insider trading policy, and a claw-back policy as described below. Based on its review, the Committee believes that the Company’s executive compensation program is aligned with the interests of stockholders, appropriately rewards pay for performance, and does not promote unnecessary or excessive risk.

Compensation of Our Named Executive Officers

Chief Executive Officer.  In view of the challenges facing the Company, the Board and Mr. Ullman agreed that his sole compensation would be a base salary of $1,000,000, which is significantly less than both market and the historical base salary for our CEO position. They also agreed that he would not participate in any 2013 annual or long-term incentive programs.

Other Named Executive Officers.  In general, there are three principal components of our executive compensation program:

•	Base Salary
•	Annual cash bonus awards; and
•	Long-term equity incentive awards

Reflecting the pay-for-performance philosophy of our compensation program, the majority of the compensation opportunity in fiscal 2013 for our executive officers (other than the CEO) is based on Company performance. We believe that a combination of annual cash bonus awards and long-term incentive awards strikes the appropriate balance between the near-term focus on Company performance and the long-term focus on stockholder value creation.

In fiscal 2013, our annual long-term incentive awards for executive officers (other than the CEO) consisted of 50% performance-based restricted stock units and 50% stock options. These awards emphasized pay for Company performance and strengthened our officers’ alignment with stockholder interests. The performance-based restricted stock units will only deliver value if the performance goal is met. The performance goal was not met in fiscal 2013 and none of the performance-based restricted stock units were earned. The options will only deliver value to the executive officers if the market price of the common stock increases after the date of grant. In July 2013, we granted a supplemental performance equity award of cash-settled restricted stock units, which were contingent on adjusted operating profit during the second half of the year. The performance goal was not met and none of the supplemental performance-based restricted stock units were earned.

Base Salary.  We pay base salaries that are competitive based on market data for comparable positions at companies in our peer group. We review base salaries annually and compare them against median market data for the position. Once base salary has been set for the year, it does not change based on Company performance. Merit increases are intended to reward individual performance and are also intended to ensure that the individual’s base salary remains competitive for the position and level of responsibility. In 2013, none of our named executive officers received merit increases. Ms. Evanson and Mr. Laverty received salary increases in connection with their promotions to their current positions. The Summary Compensation Table presents the named executive officers’ actual salaries for 2013.

28	2014 Proxy Statement

Annual Cash Bonus Awards.  Annual cash bonuses are determined and paid pursuant to our Management Incentive Compensation Program. This program provides named executive officers as well as other management associates the opportunity to earn cash awards based on the achievement of specified Company goals. Mr. Ullman joined the Company after the determination of the goals and did not participate in the program in 2013. For the other named executive officers, the program provided that 50% of the award was based on the Company’s sales and 50% was based on the Company’s operating profit, in each case in relation to pre-established goals. These metrics were selected to incentivize associates to achieve top line growth and profitability. Each component of the award has a separate payout opportunity. Because we did not achieve our financial goals, none of our named executive officers earned an annual cash bonus award for fiscal 2013.

The program structure provides each participant with a “target incentive opportunity” that is a percentage of the individual’s base pay. The range of potential payouts for each of the named executive officers for 2013 is presented in the Grants of Plan-Based Awards table. The target opportunity percentages shown below reflect Ms. Evanson’s and Mr. Laverty’s current target percentages. Since they were promoted during the year, the target opportunity dollar amounts in the table below and in the Grants of Plan-Based Awards Table reflected pro-rated amounts based on the time in their respective positions.

Name	Position	Target Opportunity (% of Salary)	Target Opportunity ($)	Actual Cash Bonus Award
Myron E. Ullman, III	Chief Executive Officer	0%	$0	$0
Kenneth H. Hannah	Executive Vice President and Chief Financial Officer	80%	$680,000	$0
Janet L. Dhillon	Executive Vice President, General Counsel and Secretary	75%	$525,000	$0
Brynn L. Evanson	Executive Vice President, Human Resources	75%	$303,317	$0
D. Scott Laverty	Executive Vice President, Chief Information Officer	75%	$266,724	$0

Performance goals for each component of the award are established at the beginning of the fiscal year. At the end of the fiscal year, a payout factor is calculated for each component. In each case, the factor can range from 0% to 200% of the target bonus opportunity. The payout factors are based on the Company’s actual results in relation to its goals for sales and operating profit that were set at the beginning of the fiscal year. For this purpose, operating profit/(loss) for 2013 is defined as operating loss excluding qualified pension expense and restructuring and management charges. There is no payout if the target goals are not achieved.

The final payout is determined pursuant to the following calculation:

Total Payout = (50% x target bonus opportunity x Company Sales Payout Factor) + (50% x target bonus opportunity x Company Operating Profit Payout Factor).

Set forth below are the 2013 payout factors for the Company sales and operating profit components of the annual cash bonus award.

	Sales		Operating Profit
	Results Against Plan	Payout Percent	Results Against Plan	Payout Percent
Maximum	112.0%	200.0%	414.0%	200.0%
	109.0%	175.0%	335.5%	175.0%
	106.0%	150.0%	257.0%	150.0%
	103.0%	125.0%	178.5%	125.0%
Target/Threshold	100.0%	100.0%	100.0%	100.0%

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Note: The payout percentage is interpolated on a straight-line basis for points in between those shown on the matrices.

For 2013, the Company’s performance was:

Measure	Plan (in millions)	Actual (in millions)
Sales	$12,872	$11,859
Operating Profit	$(106)	$(1,244)

The Company’s actual sales were $11,859 million and the Company’s operating loss for purposes of the annual cash bonus plan was $(1,244) million. Based on the Company’s performance, none of the named executive officers received an annual cash bonus award during fiscal 2013. In June 2013, Mr. Laverty received a $50,000 bonus when he assumed additional responsibilities as interim Chief Information Officer. Mr. Laverty must reimburse the Company for a pro-rata portion of the award if he voluntarily terminates his employment without good reason or if we terminate his employment for cause prior to June 15, 2014. In January 2014, Ms. Dhillon received a $250,000 individual performance award under the Management Incentive Compensation Program in recognition of her significant contributions to the Company over the past year. The amount of the award was less than 50% of her target incentive opportunity award for 2013. Ms. Dhillon must reimburse the Company for a pro-rata portion of the award if she voluntarily terminates her employment without good reason or if we terminate her employment for cause prior to January 20, 2015.

Long-Term Incentive Awards.  Long-term incentive awards are generally made under our 2012 Long-Term Incentive Plan. This plan provides equity-based awards to eligible associates, including the named executive officers, other Company officers, and senior management associates. Generally, whether an associate is granted an award and the size of the award granted are functions of the particular associate’s position, performance, and potential.

For 2013, annual long-term incentive awards for officers included performance-based restricted stock unit awards and non-qualified stock options. Half of their annual equity dollar value was delivered in the form of performance-based restricted stock units and half in stock options. The Committee believed this split would best balance the long-term focus on stockholder value creation and our compensation objective of retaining our leadership team through the turnaround.

The potential number of long-term incentive awards for each participant was based on a predefined target “equity dollar value” for the participant. The target equity dollar value is determined by position, taking into consideration competitive market data for comparable positions at companies in our peer group and the Company’s overall equity plan budget for the year.

The equity dollar value that a participant receives at grant is based on the participant’s role and future potential. Mr. Ullman was not employed by the Company at the time of the 2013 annual grant. The 2013 equity values for the other named executive officers were: Mr. Hannah, $1,750,000; Ms. Dhillon, $2,000,000; Ms. Evanson, $700,000 and Mr. Laverty, $350,000. Ms. Evanson’s equity dollar value represents the annual equity award approved in March 2013 plus a supplemental equity grant made in connection with her promotion in April 2013. Mr. Laverty’s equity dollar value reflects his position with the Company in March 2013.

Performance-Based Restricted Stock Units.  Performance-based restricted stock units were granted in April 2013 to reward Company performance (based on earnings/(loss) per share). The number of performance units granted was a target award that could increase or decrease based on the extent to which the Company achieved the performance measure established by the Committee. The performance measure was not met and none of the performance-based restricted stock units were earned.

The performance cycle for these awards is the same as our fiscal year. The performance measure was set at the beginning of our performance cycle. At the end of the performance cycle, the percent of the target award earned was determined pursuant to a payout matrix that the Committee established. Once the performance cycle ends,

30	2014 Proxy Statement

the actual performance units earned are then subject to an additional two-year cliff vesting requirement, which means that the participant must remain continuously employed with the Company before the participant vests in any of the performance units. Upon vesting, the performance units are paid out in shares of JCPenney common stock.

The payout matrix sets forth a range of payout percentages relative to the Company’s actual results for the fiscal year. For fiscal 2013, the performance measure was earnings per share (defined as diluted per common share income/(loss) from continuing operations, excluding qualified pension expense and restructuring and management charges). The Company views EPS as the metric most aligned with stockholders and has historically used it as the metric in performance-based restricted stock unit plans. The payout percentages under the payout matrix ranged from 0% to 200%. For participants to receive 100% of the target award for 2013, the Company had to limit its loss per share to $(1.22) or less for the fiscal year and to receive the maximum payout of 200% of the target award, the Company had to limit its loss per share to $(0.52) or less. If the Company experienced a loss per share greater than the target earnings/(loss) per share performance, then participants would receive 0%.

	Earnings Per Share
	Results Against Plan	Payout Percent
Maximum	157.0%	200.0%
	142.8%	175.0%
	128.5%	150.0%
	114.3%	125.0%
Target/Threshold	100.0%	100.0%

Note: The payout percentage is interpolated on a straight-line basis for points in between those shown on the matrix.

Fiscal 2013 loss per share for purposes of the performance-based restricted stock unit awards was $(4.64), which generated no payout under the performance-based restricted stock unit program.

Stock Options.  Stock options are awarded with an exercise price equal to the closing price of JCPenney common stock on the date of grant. Accordingly, stock options have value to the recipient only if the market price of the common stock increases above the exercise price after the date of grant. At the end of fiscal 2013, the options were “underwater” because the exercise price was greater than the market price. The stock options generally vest ratably (one-third per year) over a three-year period provided that the participant remains continuously employed with the Company during that time. They generally cannot be exercised more than ten years after the date of grant. The stock option awards are intended to align the participants’ interests with those of our stockholders.

For purposes of determining the number of stock options to be granted, we divided 50% of the equity dollar value the participant is eligible to receive as a long-term incentive award by the fair value of a stock option on the date of grant. Fair value is calculated pursuant to a binomial lattice model, which is the same model used for purposes of measuring compensation expense for stock options in the Company’s financial statements. The fair value of the 2013 annual stock option grants was $7.07, which equaled 49% of the then-current common stock price of $14.43.

For equity awards outstanding for each of the named executive officers as of the end of fiscal 2013, see the Outstanding Equity Awards at Fiscal Year-End table. Actual awards vesting, earned or exercised during the fiscal year are presented in the Option Exercises and Stock Vested table.

Fall Incentive Plan.  In July 2013, the Committee approved a supplemental, performance-based equity program to incentivize officers to achieve critical back-to-school and holiday season goals. The Fall Incentive

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Plan provided officers the opportunity to earn performance-based restricted stock units based on the Company’s adjusted operating profit measure, defined as operating profit plus depreciation, rent/real estate tax, real estate and other (impairments), supplemental pension and incentive compensation expenses, which focused on the portion of operating profit that is controllable by management. The performance measure was set at the beginning of the performance cycle, which was the beginning of the third fiscal quarter of 2013. At the end of the fiscal year, the percent of the target award earned was determined pursuant to a payout matrix that the Committee established. The performance measure was not met and none of the performance-based restricted stock units were earned.

The number of performance units granted was a target award which could increase or decrease based on the extent to which the Company achieved the performance measurement established by the Committee. The number of units granted to each officer was designed to equal the target opportunity divided by the starting stock price of $18.00 (approximately the average share price over the thirty trading days ending June 30, 2013). The target opportunity was set by officer level and designed to be approximately 50% of average base salary. At the time of the Fall Incentive Plan, Ms. Dhillon, Ms. Evanson and Mr. Hannah were Executive Vice Presidents and received a target opportunity equal to $325,000, and Mr. Laverty was a Senior Vice President and received a target opportunity equal to $200,000.

Earned performance units, if any, would be settled in cash based on the stock price at the end of the performance period, up to a maximum stock price of $25.00. The ending share price would be the average of the thirty trading days ending on February 1, 2014.

The payout matrix sets forth a range of payout percentages relative to the adjusted operating profit ranging from 0% to 200%. For participants to receive 100% of the target number of performance units, the adjusted operating profit had to be at least $417 million and to receive the maximum payout of 200%, the adjusted operating profit had to be at least $620 million. To receive any performance units, the adjusted operating profit had to be at least $334 million.

The adjusted operating profit for purposes of the Fall Incentive Plan was $94 million, which generated no payout.

January Award.  In January 2014, the Committee approved an award of performance-based restricted stock units valued at $500,000 to Ms. Dhillon under the 2012 Long-Term Incentive Plan in recognition of her significant contributions to the Company during the past year and the importance of her participation in our critical turnaround efforts. If the performance units are earned, they will be paid in four equal installments over two years. The performance measure was set at the beginning of the performance cycle, which was the beginning of the first fiscal quarter of 2014, and focused on gross profit for the performance cycle, which is the first and second fiscal quarters of 2014. Once the performance cycle ends, the actual performance units earned are then subject to additional vesting requirements. Upon vesting, the performance units are paid out in shares of JCPenney common stock.

Other Compensation Program Elements

In addition to the three principal components of our compensation program, we also offer the following to our executive officers, to help us attract and retain the best people in retail:

•	Retirement benefits;
•	Health and welfare benefits, including medical and dental benefits, paid time off, and group term life insurance benefits;
•	Termination arrangements; and
•	Perquisites.

32	2014 Proxy Statement

Retirement Benefits.  As with the principal components of our compensation program, our retirement benefits are intended to provide an industry competitive level of benefits.

The principal retirement benefits that we currently offer to our associates are our defined contribution 401(k) plan (Savings Plan) and, for associates earning more than the IRS compensation limit for qualified plans, our non-qualified defined contribution plan (Mirror Savings Plan). Both the Savings Plan and Mirror Savings Plan offer eligible associates the opportunity to defer a portion of their base salary and annual cash bonus compensation as a means of saving for retirement.

The Savings Plan includes a non-contributory retirement account in which such participants receive a Company contribution in an amount equal to 2% of the participant’s annual pay after one year of service. The Mirror Savings Plan has a similar account with respect to compensation in excess of the IRS compensation limit for qualified plans. Participating associates are fully vested in this Company contribution after three years. Ms. Dhillon, Ms. Evanson and Messrs. Hannah, Laverty and Ullman are eligible to participate in this retirement account provision of the Savings Plan and Mirror Savings Plan.

The Mirror Savings Plan is discussed in more detail in the narrative following the Nonqualified Deferred Compensation table.

Health and Welfare Benefits.  Our executive officers are entitled to participate in active associates’ health and welfare benefit plans, including paid time off, medical, dental, group term life insurance, long-term care insurance, and disability insurance, on the same terms and conditions as those made available to associates generally. The Company also provides a retiree life insurance benefit in which retirees can enroll in group term life insurance at group rates. We provide these benefits as part of a competitive package of health and welfare benefits.

Termination Arrangements.  We do not have employment agreements with our executive officers; however, in order to attract and retain top retail talent, we recognize the need to provide protection to our executives in the event of termination of employment without cause or following a change in control of the Company. Accordingly, we have put in place separate arrangements consisting of individual Executive Termination Pay Agreements and a Change in Control Plan to address termination situations not precipitated by the conduct of the executive officer.

The Executive Termination Pay Agreement provides severance benefits to the executive in exchange for the executive’s agreement to comply with certain restrictive covenants. The benefits payable under the Executive Termination Pay Agreement are not available if the executive receives the benefits under the Change in Control Plan. Mr. Ullman has elected not to enter into an Executive Termination Pay Agreement. All of our other named executive officers are party to an Executive Termination Pay Agreement that provides for vesting of all long-term incentive stock awards and stock options in addition to severance benefits. Beginning in December 2013, the Company’s standard form of Executive Termination Pay Agreement permits the full vesting of inducement equity awards granted in connection with an executive’s commencement of employment and limits the vesting of all other equity awards to a pro-rated portion of long-term incentive stock awards and stock options reflecting the executive’s length of employment during the vesting and/or performance period, as applicable. During 2013, Messrs. Kramer and Sweeney received severance benefits in accordance with their respective Executive Termination Pay Agreement. We agreed to reduce the amount of severance payable to Mr. Kramer under the terms of his agreement by $1,000,000. Mr. Johnson was not party to an Executive Termination Pay Agreement and Mr. Walker voluntarily resigned so they did not receive any severance benefits.

In January 2011, the Board of Directors approved the 2011 Change in Control Plan (2011 Change in Control Plan), which is applicable to executives who became eligible for benefits under the change of control plan after January 2011. The 2011 Change in Control Plan provides benefits if the executive’s employment is involuntarily terminated within two years following a change in control of the Company and that cash severance benefits will

2014 Proxy Statement	33

not exceed 2.99 times the sum of base salary and target bonus (the severance benefits limitation). A change of control is defined as the acquisition by any person, entity or group of 30% or more of the Company’s outstanding common stock, (ii) the replacement of a majority of the Board of Directors, (iii) a reorganization, merger or consolidation, or the sale of all or substantially all of the Company’s assets, subject to certain exceptions, or (iv) a complete liquidation or dissolution of the Company. Ms. Evanson and Messrs. Hannah and Laverty participate in the 2011 Change in Control Plan. The 2009 Change in Control Plan (2009 Change in Control Plan) is applicable to senior executive officers who became eligible for benefits under the change of control plan after October 2008 and prior to 2011 and is substantially similar to the 2011 Change in Control Plan except that a change in control is defined as the acquisition of 20% or more of the Company’s outstanding common stock. Ms. Dhillon participates in the 2009 Change in Control Plan.

Neither of the 2009 Change in Control Plan nor the 2011 Change in Control Plan provides for the payment of excise tax gross-ups to executive officers. The 2009 Change in Control Plan, the 2011 Change in Control Plan and the Executive Termination Pay Agreement are described in more detail in “Potential Payments and Benefits on Termination of Employment.”

Perquisites.  We provide certain benefits to enable our executives to devote their energy and attention to the Company.

For security purposes, the Board of Directors requires the CEO to participate in a Key Associate Protection Program (KAPP), which is intended to safeguard the CEO and members of his immediate family. The KAPP is a program approved by the Company’s Board of Directors as a result of recommendations contained in an independent, third-party security study.

In fiscal 2013, we provided the following benefits to our executives:

Company Aircraft.  In addition, as part of KAPP, the CEO is required to use Company aircraft for all business and personal travel. Moreover, the CEO has a physical condition that significantly limits his mobility. As a result, use of Company aircraft for business and personal travel increases his effectiveness and flexibility in performing his duties.

The Company does not generally make Company aircraft available for non-Company business use by Company associates, other than to the CEO as recommended by the KAPP program. However, in an emergency and/or other unusual circumstance, a Company associate may be permitted to travel on the Company aircraft for personal reasons, provided the travel is approved by the CEO or by the senior most member of the management team with responsibility for the Aviation Department (currently, Ms. Dhillon). These amounts are reflected as All Other Compensation to the named executive officer in the Summary Compensation Table below. The Company does not provide a tax gross-up to its employees, including the CEO, on income imputed for personal use of Company aircraft.

For total compensation purposes, we calculate the aggregate incremental cost to the Company of personal use of the Company aircraft by determining the incremental nautical miles flown, including any “deadhead” legs, and multiplying that number by the cost to the Company per nautical mile. A nautical mile is a unit of length used for maritime and aviation purposes. The cost per nautical mile is based on published industry data.

The cost per nautical mile excludes fixed costs which do not change based on usage, such as pilots’ or other employees’ salaries, purchase costs of the aircraft, or non-trip-related hangar expenses. It is derived from the aircraft’s variable operating costs, which include:

•	Aircraft fuel expenses;
•	Supplies and catering;
•	Crew travel expenses;
•	Landing and parking expenses; and
•	Aircraft maintenance and external labor.

34	2014 Proxy Statement

Annual Health Exam.  In 2013, the named executive officers were eligible to receive an allowance of up to $3,000 for an annual health exam. The Company does not provide a tax gross-up on this benefit. We value the benefit based on the actual charges incurred by the Company for the services provided, which is reflected as All Other Compensation in the Summary Compensation Table below.

Financial Counseling.  During the first quarter of fiscal 2013, the named executive officers were eligible to receive a taxable allowance of up to $14,500 for a newly eligible participant or up to $10,000 for an existing participant, for financial counseling services, which may include tax preparation and estate planning services. This benefit was discontinued in April 2013. The Company does not provide a tax gross-up on this benefit. We value the benefit based on the actual charges incurred by the Company for the services provided, which is reflected as All Other Compensation in the Summary Compensation Table below.

Relocation.  The Company provides standard relocation benefits to all employees. During 2013, Messrs. Hannah and Sweeney did not maintain a residence near the Company’s home office in Texas. The Company agreed to provide certain additional benefits to each of Messrs. Hannah and Sweeney for his commuting and temporary housing expenses. In connection with the commencement of his employment in 2012, the Company also agreed to reimburse Mr. Hannah for the loss on the sale of a home that was not his primary residence. Mr. Hannah agreed to repay the Company a pro-rated amount of such reimbursed expenses if, within twelve months of the payment date, he voluntarily terminated his employment for any reason or the Company terminated his employment for cause. The Company does not routinely reimburse executives for the loss on the sale of a home that is not a primary residence. These amounts are reflected as All Other Compensation for Messrs. Hannah and Sweeney in the Summary Compensation Table below.

Equity Award Grant Policy

The Committee has adopted a Policy Statement which sets forth its practices regarding the timing of, and approval process for, equity awards. In certain cases, the Committee may waive such policy.

Grant	Grant Date
Annual Grant	Third full trading date after Committee approval.
Off-cycle grants other than to new hires	Third full trading date following the public release of earnings for the fiscal quarter in which the award is approved.
Off-cycle grants for new hires	Third full trading date following the public release of earnings for the later of the fiscal quarter in which (1) the award is approved or (2) the associate’s employment with the Company begins.

The Committee also adheres to the following approval policies in making equity awards to associates:

•	Equity awards to the CEO must be approved by the independent directors of the Board.
•	Equity awards to executive officers other than the CEO, including new hires, must be approved by the Committee.
•	The aggregate annual grant of equity awards to associates must be approved by the Committee.
•	The authority to approve equity awards to new hires who are not executive officers has been delegated by the Committee to the CEO.
•	The authority to approve off-cycle equity awards to associates who are not executive officers has been delegated by the Committee to the CEO.

2014 Proxy Statement	35

Stock Ownership Goals

JCPenney strives to align pay with the long-term interests of stockholders. The Board of Directors has adopted formal stock ownership goals for senior executives of the Company. The stock ownership goals specify that, within a five-year period, executives should hold an amount of Company stock having a value of:

Role	Stock Ownership Requirement
Chief Executive Officer	10x base salary
General Counsel or Chief Financial Officer	5x base salary
Executive Vice President	3x base salary
Senior Vice President	1x base salary

In addition to directly owned stock, shares held in Company qualified and non-qualified savings plans and unvested time-based restricted stock units are included in calculating ownership levels. Unexercised stock options do not count toward the ownership goals. All of the named executive officers are on track to meet these goals.

Tax Implications of Our Compensation Policies

Section 162(m) of the Internal Revenue Code (Code) places a limit of $1,000,000 on the amount of compensation that we may deduct in any given year with respect to the CEO and certain of our other most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Our stock option awards and performance-based restricted stock unit awards generally are performance-based compensation meeting those requirements and, as such, are typically fully deductible. Performance-based cash bonus compensation awards under our Management Incentive Compensation Program may also be tax deductible. Our annual base salary and time-based restricted stock units are generally subject to the Section 162(m) deduction limitations. To maintain flexibility in compensating executive officers in view of the overall objectives of our compensation program, the Committee has not adopted a policy requiring that all compensation be tax deductible.

Claw-Back Policy

One of the objectives of our compensation program is to make a substantial portion of compensation dependent on the Company’s overall financial performance. In the event of a financial restatement arising out of the willful actions, including without limitation fraud or intentional misconduct, or the gross negligence of any participant in the Company’s compensation plans or programs, including without limitation, cash bonus and stock incentive plans, welfare plans, or deferred compensation plans, it is the Board’s policy that the Committee shall have the authority to determine the appropriate action to take, which may include requiring relinquishment (claw-back) of previously awarded equity-based incentive compensation and/or repayment of previously paid cash compensation to a participant under such plans and programs.

Prohibition on Hedging and Pledging of Company Stock

The Board considers it inappropriate for directors or executive officers to enter into speculative transactions in Company securities. The Company’s Corporate Governance Guidelines prohibit directors and senior management from engaging in short sales, options trading, or other similar derivative transactions in Company securities, or hedging or monetization transactions, such as zero-cost collars and forward sale contracts, in which the individual continues to own the underlying security without the full risks and rewards of ownership. In addition, the Company’s directors and senior management may not purchase Company securities on margin, hold Company shares in a margin account or pledge Company shares as collateral for a loan because a margin sale or foreclosure sale may occur at a time when such director or officer is prohibited from trading under the Company’s insider trading policy.

36	2014 Proxy Statement

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The Human Resources and Compensation Committee of the Board of Directors assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, reviews plans and proposals on management succession and major organizational or structural changes, and oversees the administration, financial and investment performance and operation of the Company’s retirement and welfare plans. Each member of the Committee is considered independent for purposes of applicable NYSE listing standards as well as the Standards for Determination of Director Independence. You can learn more about the Committee’s purpose, responsibilities, composition, and other details by reading the Human Resources and Compensation Committee’s charter, which is available online at www.jcp.com.

The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the same with management. Based on our review and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2013 and the Company’s 2014 Proxy Statement. This report is submitted by the following independent directors, who comprise the Human Resources and Compensation Committee:

Kent B. Foster, Chair	R. Gerald Turner
Colleen C. Barrett	Ronald W. Tysoe
Stephen I. Sadove

2014 Proxy Statement	37

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)		All Other Compensation ($)		Total ($)
Myron E. Ullman, III*	2013	810,606		0		0	0		(4)	1,582,024	(5)	2,392,630
Chief Executive Officer	2012	0		0		0	0		(6)		(7)	0
	2011	1,489,583		11,400,007		3,600,006	1,875,000	857,205		15,339,521	(8)	34,561,322

Kenneth H. Hannah	2013	850,000		1,200,014		874,997	0	0		830,730	(9)	3,755,741
Executive Vice President and Chief Financial Officer	2012	624,621	2,000,000	2,499,994		0	0	0		130,976	(10)	5,255,591

Janet L. Dhillon	2013	700,000		1,825,004		1,000,002	250,000	0		50,815	(11)	3,825,821
Executive Vice President,	2012	675,000		1,999,997		0	0	0		39,531	(12)	2,714,528
General Counsel and Secretary	2011	545,000		2,299,962		500,004	309,375	0		53,273	(13)	3,707,614

Brynn L. Evanson	2013	415,909		675,003		347,980	0	0		21,581	(14)	1,460,473
Executive Vice President, Human Resources

D. Scott Laverty	2013	385,985	50,000	375,005		174,997	0	0		1,125	(15)	987,112
Executive Vice President, Chief Information Officer

Ronald B. Johnson*	2013	250,000		0		0	0	0		408,921	(16)	658,921
Former Chief	2012	1,500,000		0		0	0	0		388,587	(17)	1,888,587
Executive Officer	2011	375,000		52,656,928	(18)	0	236,302	0		13,275	(19)	53,281,505

Michael W. Kramer*	2013	204,545		0		0	0	0		2,143,514	(20)	2,348,059
Former Chief	2012	1,000,000		0		0	0	0		38,601	(21)	1,038,601
Operating Officer	2011	159,091	4,000,000	29,140,009	(22)	0	71,507	0		0		33,370,607

Mark R. Sweeney*	2013	321,970		375,005	(23)	174,997	0	0		991,133	(24)	1,863,105
Former Senior Vice President and Controller	2012	204,167	450,000	250,003		531,779	0	0		24,478	(25)	1,460,427

*	Mr. Johnson left the Company on April 8, 2013. Mr. Kramer left the Company on April 17, 2013. Mr. Sweeney left the Company on September 20, 2013. Mr. Ullman joined the Company as Chief Executive Officer on April 8, 2013.
(1)	See Note 13 to the Consolidated Financial Statements of J. C. Penney Company, Inc. and subsidiaries, as included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, for a discussion of the assumptions underlying the valuation of stock options. The value of stock awards is based on the market price of JCPenney common stock on the date of grant.
(2)	The amounts shown in this column reflect payments made under the J. C. Penney Corporation, Inc. Management Incentive Compensation Program.
(3)	The amounts shown in this column for 2013 reflect the aggregate change in the actuarial present value from January 31, 2013 to January 31, 2014 (the pension plan measurement date used for financial statement purposes) of the named executive officer’s accumulated benefit under all defined benefit plans in which he participates. The Company does not provide above-market or preferential earnings on nonqualified deferred compensation.
(4)	The change in value for Mr. Ullman in fiscal 2013 was $(603,893) for the Pension Plan and the Benefit Restoration Plan.
(5)	The amounts shown in this column for Mr. Ullman includes Company contributions or allocations to Mr. Ullman’s account in the Savings Plan for fiscal 2013 of $9,582. In addition, the amounts shown reflect Company matching charitable contributions in the amount of $10,000 on behalf of Mr. Ullman under the Directors’ Matching Fund in fiscal 2013 and a payment of $648,954 made under the Benefit Restoration Plan. The amounts further include $913,488 for personal use of corporate aircraft. For security purposes, the CEO participates in a Key Associate Protection Program, which requires the CEO to use Company aircraft for all business and personal travel. For a discussion of the valuation of perquisites, see “Compensation Discussion and Analysis.”
(6)	The change in value for Mr. Ullman in fiscal 2012 was $(579,386) for the Pension Plan and the Benefit Restoration Plan.
(7)	Mr. Ullman received two installment payments totaling $84,186 from the Mirror Savings Plan when he was not employed by the Company. Mr. Ullman received a payment of $655,124 made under the Benefit Restoration Plan in fiscal 2012 when he was not employed by the Company.
(8)	The amount shown in this column for Mr. Ullman includes Company contributions or allocations to Mr. Ullman’s account in the Savings Plan and Mirror Savings Plan for fiscal 2011 of $6,909 and $44,775, respectively. In addition, the amount shown reflects Company matching charitable contributions in the amount of $10,000 on behalf of Mr. Ullman under the Directors’ Matching Fund in fiscal 2011. The amount shown further includes the following payments under the Transition Services Agreement between the Company and Mr. Ullman dated August 22, 2011: $10,100,000 transition services payment, $4,750,066 for the fair value of all outstanding stock options that would otherwise have been forfeited, and $43,269 for accrued but unpaid vacation. In addition, the amounts shown include the value of the following perquisites received by Mr. Ullman during fiscal 2011: personal use of corporate aircraft, $362,682; ground transportation, $8,208; home security systems, $487; annual health exam services, $3,000; and financial counseling services, $10,125.
(9)	The amount shown in this column for Mr. Hannah includes Company contributions or allocations to Mr. Hannah’s account in the Savings Plan for fiscal 2013 of $2,125. The amount shown also includes the value of the following perquisites received by Mr. Hannah during fiscal 2013: relocation benefits, $783,824; personal use of corporate aircraft, $41,179 and financial counseling services, $3,602. During 2013, Mr. Hannah received certain additional relocation benefits agreed upon in connection with the commencement of his employment in 2012. For a discussion of the valuation of perquisites, see “Compensation Discussion and Analysis.”

38	2014 Proxy Statement

(10)	The amount shown in this column for Mr. Hannah includes the value of the following perquisites received by Mr. Hannah in fiscal 2012: relocation benefits, $118,490 and financial counseling services, $12,486.
(11)	The amount shown in this column for Ms. Dhillon includes Company contributions or allocations to Ms. Dhillon’s account in the Savings Plan and Mirror Savings Plan for fiscal 2013 of $18,700 and $29,238, respectively, and $2,877 for financial counseling services.
(12)	The amount shown in this column for Ms. Dhillon includes Company contributions or allocations to Ms. Dhillon’s account in the Savings Plan and Mirror Savings Plan for fiscal 2012 of $7,875 and $21,656, respectively, and $10,000 for financial counseling services.
(13)	The amount shown in this column for Ms. Dhillon includes Company contributions or allocations to Ms. Dhillon’s account in the Savings Plan and Mirror Savings Plan for fiscal 2011 of $12,300 and $30,848, respectively, and $10,125 for financial counseling services.
(14)	The amount shown in this column for Ms. Evanson includes Company contributions or allocations to Ms. Evanson’s account in the Savings Plan and Mirror Savings Plan for fiscal 2013 of $12,543 and $6,348, respectively, and $2,690 for financial counseling services.
(15)	The amount shown in this column for Mr. Laverty includes Company contributions or allocations to Mr. Laverty’s account in the Savings Plan for fiscal 2013 of $1,125.
(16)	The amount shown in this column for Mr. Johnson includes $408,921 for personal use of corporate aircraft in fiscal 2013. For security purposes, the CEO participates in a Key Associate Protection Program, which requires the CEO to use Company aircraft for all business and personal travel.
(17)	The amount shown in this column for Mr. Johnson includes Company contributions or allocations to Mr. Johnson’s account in the Savings Plan and Mirror Savings Plan for fiscal 2012 of $3,525 and $7,725, respectively. In addition, the amounts shown include the value of the following perquisites received by Mr. Johnson: personal use of corporate aircraft, $344,213; home security systems, $29,889; and information technology services, $3,235.
(18)	The amount shown in this column for Mr. Johnson reflects an inducement equity award of 1,660,578 restricted stock units granted on November 1, 2011 in connection with the commencement of his employment. The restricted stock units vested on January 27, 2012 and replaced a portion of the value of equity awards granted by Mr. Johnson’s former employer that were scheduled to vest in early 2012 (the portion replaced was less than two-thirds).
(19)	The amount shown in this column for Mr. Johnson includes Company contributions or allocations to Mr. Johnson’s account in the Mirror Savings Plan for fiscal 2011 of $90. The amount shown also includes $13,185 for personal use of corporate aircraft.
(20)	The amount shown in this column for Mr. Kramer includes the following payments under the Termination Pay Agreement that he entered into in connection with the commencement of his employment: $1,850,000 severance payment representing 18 months of base pay plus incentive compensation at target less a $1,000,000 reduction agreed upon at the time of his departure, $182,466 partial year incentive compensation payment at target, $28,356 for medical, dental and life insurance, $25,000 for financial counseling and outplacement services and $57,692 for accrued but unpaid vacation.
(21)	The amount shown in this column for Mr. Kramer includes Company contributions or allocations to Mr. Kramer’s account in the Savings Plan for fiscal 2012 of $1,687, $31,888 in relocation benefits and $5,026 for personal use of corporate aircraft.
(22)	The amount shown in this column for Mr. Kramer reflects an inducement equity award of 750,000 restricted stock units granted on December 5, 2011 in connection with the commencement of his employment and an inducement equity award of 119,332 restricted stock units granted on December 5, 2011 in relinquishment of the value of equity awards granted by his previous employer.
(23)	The amount shown in this column for Mr. Sweeney reflects performance-based restricted stock units with a value of $199,998 granted under the Fall Incentive Plan. Pursuant to the Termination Pay Agreement that he entered into in connection with the commencement of his employment, Mr. Sweeney will receive a $22,154 partial year payment under the Fall Incentive Plan at target.
(24)	The amount shown in this column for Mr. Sweeney includes the following payments under the Termination Pay Agreement that he entered into in connection with the commencement of his employment: $750,000 severance payment representing 12 months of base pay plus incentive compensation at target, $157,534 partial year incentive compensation payment at target, $16,179 for medical, dental and life insurance, $15,000 for financial counseling and outplacement services and $27,404 for accrued but unpaid vacation. The amounts also reflect $17,560 in relocation benefits and $7,456 for financial counseling services.
(25)	The amount shown in this column for Mr. Sweeney includes $24,478 in relocation benefits.

2014 Proxy Statement	39

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2013

	Grant Date(1)	Date of Committee Approval	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Options Awards ($)(5)
			Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)
Myron E. Ullman, III	N/A
Chief Executive Officer

Kenneth H. Hannah	4/3/2013	3/29/2013				0	60,638	121,276				875,006
Executive Vice President	4/3/2013	3/29/2013								123,762	14.43	874,997
and Chief Financial	8/22/2013	7/22/2013				9,028	18,056	36,112				325,008
Officer	N/A		0	680,000	1,360,000

Janet L. Dhillon	4/3/2013	3/29/2013				0	69,300	138,600				999,999
Executive Vice President,	4/3/2013	3/29/2013								141,443	14.43	1,000,002
General Counsel and	8/22/2013	7/22/2013				9,028	18,056	36,112				325,008
Secretary	1/23/2014	1/20/2014				0	73,099	73,099				499,997
	N/A			250,000
	N/A		0	525,000	1,050,000

Brynn L. Evanson	4/3/2013	3/29/2013				0	9,702	19,404				140,000
Executive Vice President,	4/3/2013	3/29/2013								19,802	14.43	140,000
Human Resources	5/21/2013	4/19/2013				0	11,064	22,128				209,995
	5/21/2013	4/19/2013								22,460	18.98	207,980
	8/22/2013	7/22/2013				9,028	18,056	36,112				325,008
	N/A		0	303,317	606,634

D. Scott Laverty	4/3/2013	3/29/2013				0	12,128	24,256				175,007
Executive Vice President,	4/3/2013	3/29/2013								24,752	14.43	174,997
Chief Information Officer	8/22/2013	7/22/2013				5,555	11,111	22,222				199,998
	N/A		0	266,724	533,448

Ronald B. Johnson	N/A		0	334,821	669,642
Former Chief Executive
Officer

Michael W. Kramer	N/A		0	182,466	364,932
Former Chief Operating
Officer

Mark R. Sweeney	4/3/2013	3/29/2013				0	12,128	24,256				175,007
Former Senior Vice	4/3/2013	3/29/2013								24,752	14.43	174,997
President and Controller	8/22/2013	7/22/2013				5,555	11,111	22,222				199,998
	N/A		0	157,534	315,068

(1)	The Human Resources and Compensation Committee of the Board has adopted a policy that the grant date for annual grants of equity awards to associates shall be the third full trading date following approval of the grant by the Committee.
(2)	Grants of awards under the J.C.Penney Corporation, Inc. Management Incentive Compensation Program.
(3)	Grants of performance-based restricted stock units under the Company’s 2012 Long-Term Incentive Plan.
(4)	Grants of stock options under the Company’s 2012 Long-Term Incentive Plan.
(5)	The grant date value is calculated in accordance with applicable FASB guidance.

40	2014 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Plan Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Plan Incentive Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Myron E. Ullman, III
Chief Executive Officer
2004	0	0	N/A	N/A	0		0	0	0
2005	0	0	N/A	N/A	0		0	0	0
2006	187,735	0	60.50	3/21/2016	0		0	0	0
2007	201,511	0	78.50	1/27/2017	0		0	0	0
2008	287,770	0	39.78	1/27/2017	0		0	0	0
2009	0	0	N/A	N/A	0		0	0	0
2010	110,135	0	30.72	1/27/2017	0		0	0	0
2011	91,625	0	36.58	1/27/2017	0		0	0	0
2012	0	0	N/A	N/A	0		0	0	0
2013	0	0	N/A	N/A	0		0	0	0

Kenneth H. Hannah
Executive Vice President and Chief Financial Officer
2012	0	0	N/A	N/A	108,790	(2)	644,037	0	0
2013	0	123,762	14.43	4/2/2023	0		0	0	0

Janet L. Dhillon
Executive Vice President,
General Counsel and Secretary
2009	63,796	0	16.09	3/15/2019	0		0	0	0
2010	52,544	0	30.72	3/15/2020	0		0	0	0
2011	29,240	14,620	36.58	3/14/2021	2,343	(3)	13,871	0	0
2012	0	0			53,447	(4)	316,406	0	0
2013	0	141,443	14.43	4/2/2023	73,099	(5)	432,746	73,099	499,997

Brynn L. Evanson
Executive Vice President,
Human Resources
2009	0	0	N/A	N/A	0		0	0	0
2010	2,765	0	30.72	3/15/2020	0		0	0	0
2011	3,801	1,901	36.58	3/14/2021	2,925	(6)	17,316	0	0
2012	3,567	7,135	37.63	3/12/2022	3,340	(7)	19,773	0	0
2013	0	19,802	14.43	4/2/2023	0		0	0	0
2013	0	22,460	18.98	5/20/2023	0		0	0	0

D. Scott Laverty
Executive Vice President,
Chief Information Officer
2011	0	0	N/A	N/A	0		0	0	0
2012	5,093	10,188	17.40	11/12/2022	7,184	(8)	42,529	0	0
2013	0	24,752	14.43	4/2/2023	0		0	0	0

Ronald B. Johnson
Former Chief Executive Officer
2011	0	0	N/A	N/A	0		0	0	0
2012	0	0	N/A	N/A	0		0	0	0
2013	0	0	N/A	N/A	0		0	0	0

2014 Proxy Statement	41

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Plan Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Plan Incentive Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Michael W. Kramer
Former Chief Operating Officer
2011	0	0	N/A	N/A	0	0	0	0
2012	0	0	N/A	N/A	0	0	0	0
2013	0	0	N/A	N/A	0	0	0	0

Mark R. Sweeney
Former Senior Vice President and Controller
2012	9,338	0	17.40	9/20/2014	0	0	0	0
2013	4,125	0	14.43	9/20/2014	0	0	0	0

(1)	Based on the closing market price of JCPenney common stock on January 31, 2014, which was $5.92.
(2)	Represents an award of 108,790 time-based restricted stock units granted to Mr. Hannah on August 14, 2012, which vest on August 14, 2015.
(3)	Represents a portion of an award of 6,834 time-based restricted stock units granted to Ms. Dhillon on March 15, 2011, which vests one-third on March 15, 2012, March 15, 2013 and March 15, 2014. The number of units shown includes dividend equivalents paid on this award.
(4)	Represents an award of 53,149 time-based restricted stock units granted to Ms. Dhillon on March 13, 2012, which vest on March 13, 2015. The number of units shown includes dividend equivalents paid on this award.
(5)	Represents an award of 73,099 performance-based restricted stock units granted to Ms. Dhillon on January 23, 2014, which vest in four equal semi-installments over two years beginning after the second fiscal quarter of 2014 if the performance measure is achieved.
(6)	Represents a portion of an award of 888 time-based restricted stock units granted to Ms. Evanson on March 15, 2011, which vests one-third on March 15, 2012, March 15, 2013 and March 15, 2014, and a portion of an award of 7,781 time-based restricted stock units granted to Ms. Evanson on November 16, 2011, which vests one-third on November 11, 2012, November 11, 2013 and November 11, 2014. The number of units shown includes dividend equivalents paid on these awards.
(7)	Represents an award of 3,322 time-based restricted stock units granted to Ms. Evanson on March 13, 2012, which vest on March 13, 2015. The number of units shown includes dividend equivalents paid on this award.
(8)	Represents an award of 7,184 time-based restricted stock units granted to Mr. Laverty on November 13, 2012, which vest on November 13, 2015.

42	2014 Proxy Statement

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Myron E. Ullman, III	0	0	0		0
Chief Executive Officer	0	0	0		0

Kenneth H. Hannah	0	0	0		0
Executive Vice President and Chief Financial Officer

Janet L. Dhillon	0	0	4,082	(1)	63,189	(2)
Executive Vice President, General Counsel and Secretary			56,686	(3)	1,065,130	(4)
			2,724	(5)	42,168	(2)
			2,343	(6)	36,270	(2)

Brynn L. Evanson	0	0	1,531	(7)	34,402	(8)
Executive Vice President, Human Resources			2,621	(9)	23,668	(10)
			287	(5)	4,443	(2)
			304	(6)	4,706	(2)

D. Scott Laverty	0	0	0		0
Executive Vice President, Chief Information Officer

Ronald B. Johnson	0	0	0		0
Former Chief Executive Officer

Michael W. Kramer	0	0	172,760	(11)	2,936,920	(12)
Former Chief Operating Officer			80,499	(13)	1,368,483	(12)

Mark R. Sweeney	0	0	2,695	(14)	34,927	(15)
Former Senior Vice President and Controller			4,390	(16)	56,894	(15)

(1)	Represents portion of 2010 performance-based restricted stock unit award that vested on March 16, 2013.
(2)	Based on the closing market price of JCPenney common stock on March 15, 2013, which was $15.48.
(3)	Represents 2011 time-based restricted stock unit award that vested on May 16, 2013.
(4)	Based on the closing market price of JCPenney common stock on May 16, 2013, which was $18.79.
(5)	Represents portion of 2010 time-based restricted stock unit award that vested on March 16, 2013.
(6)	Represents portion of 2011 time-based restricted stock unit award that vested on March 15, 2013.
(7)	Represents 2011 time-based restricted stock unit award that vested on February 23, 2013.
(8)	Based on the closing market price of JCPenney common stock on February 22, 2013, which was $22.47.
(9)	Represents portion of 2011 time-based restricted stock unit award that vested on November 16, 2013.
(10)	Based on the closing market price of JCPenney common stock on November 15, 2013, which was $9.03.
(11)	Represents portion of 2011 time-based restricted stock unit award that vested on April 26, 2013.
(12)	Based on the closing market price of JCPenney common stock on April 26, 2013, which was $17.00.
(13)	Represents 2011 time-based restricted stock unit award that vested on April 26, 2013.
(14)	Represents portion of 2013 time-based restricted stock unit award that vested on September 20, 2013.
(15)	Based on the closing market price of JCPenney common stock on September 20, 2013, which was $12.96.
(16)	Represents portion of 2012 time-based restricted stock unit award that vested on September 20, 2013.

2014 Proxy Statement	43

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Myron E. Ullman, III*	Pension Plan	6.083	195,927	14,232
Chief Executive Officer	Benefit Restoration Plan	6.083	1,857,509	648,954

Kenneth H. Hannah	N/A
Executive Vice President and Chief Financial Officer

Janet L. Dhillon	N/A
Executive Vice President, General Counsel and Secretary

Brynn L. Evanson	N/A
Executive Vice President, Human Resources

D. Scott Laverty	N/A
Executive Vice President, Chief Information Officer

Ronald B. Johnson	N/A
Former Chief Executive Officer

Michael W. Kramer	N/A
Former Chief Operating Officer

Mark R. Sweeney	N/A
Former Senior Vice President and Controller

*	Mr. Ullman was the only named executive officer eligible for the Pension Plan or Benefit Restoration Plan.
(1)	The number of years of credited service shown in the table is used to calculate the present value of the accumulated benefit. The number of years for Mr. Ullman reflects his retirement date of January 27, 2012.
(2)	The lump sum present value of the accumulated benefit was computed based on the January 31, 2014 measurement date used in the Company’s financial statements for the fiscal year ended February 1, 2014. The assumptions used in calculating the accumulated benefit obligation are also derived from these financial statements and are incorporated herein by reference. The Pension Plan amount included in the table for Mr. Ullman is based on the present value of the benefit he is receiving under the plan. The amount for the Benefit Restoration Plan is based on the present value of Mr. Ullman’s remaining annual installments. Amounts are calculated as of the January 31, 2014 measurement date.

Pension Plan.  The Pension Plan is a tax qualified defined benefit plan intended to provide retirement income to all eligible associates. To be eligible to participate in the Pension Plan, an associate must:

•	have been hired or rehired before January 1, 2007,
•	be employed at least one year,
•	have 1,000 hours of service, and
•	be at least age 21.

To be vested in a Pension Plan benefit, a participant must be employed for at least five years or attain age 65.

44	2014 Proxy Statement

The normal retirement age under the Pension Plan is age 65. The normal retirement benefit formula in the Pension Plan is equal to:

•	the average of the participant’s highest five consecutive full calendar years of pay (including salary and incentive compensation actually paid during that year), out of the last ten years of service (average final pay) times 0.75%, plus
•	0.50% of the participant’s average final pay that exceeds the average of the Social Security taxable wage bases in effect for each calendar year during the 35 year period ending on December 31 of the year an associate reaches the Social Security retirement age, multiplied by
•	the participant’s years of credited service up to 35 years.

Once a participant has at least 25 years of credited service, he or she is eligible for an additional Pension Plan retirement benefit. This additional benefit is equal to 0.25% of his or her average final pay times his or her years of credited service exceeding 25 years, up to a maximum of 10 years.

The above formula computes a benefit intended to be payable for the participant’s life. The primary form of benefit for a single participant is a single life annuity and for a married participant is a 50% qualified joint and survivor annuity. Other annuity benefit payment options are also available. A single life annuity provides a greater annual benefit amount paid over a shorter period of time than a 50% qualified joint and survivor annuity. All benefit payment option forms are actuarially equivalent. The Pension Plan permits vested participants and retirees to elect to receive a lump sum distribution of their entire vested benefit on termination, and will automatically distribute a terminated vested participant’s benefit if the participant’s monthly benefit amount is $100 or less or the present value of the participant’s benefit is $5000 or less.

Benefit Restoration Plan.  The Benefit Restoration Plan (BRP) is a non-qualified excess defined benefit plan that provides retirement income to eligible associates whose Pension Plan benefit is limited by Code limits on compensation ($255,000 for 2013 and $260,000 for 2014) or maximum annual benefits ($205,000 for 2013 and $210,000 for 2014).

The BRP uses the same eligibility, years of credited service, vesting, formula, early retirement reductions and retirement age criteria found in the Pension Plan, but without considering the Code imposed limits on a benefit payable under the Pension Plan. The excess benefit over the Code imposed limits in the Pension Plan is paid from the BRP.

The formula computes an age 65 benefit with payments beginning, for the named executive officers, six months after separation from service. The only form of benefit under the BRP is a five year annual installment option, which is not available under the Pension Plan. The five year installment option produces a higher annual payment than a single life annuity or a qualified joint and survivor annuity, but is actuarially equivalent to such payment forms.

If employment terminates for cause, all BRP benefits are forfeited.

The Company also maintains a Supplemental Retirement Program (SRP) for eligible associates hired on or before December 31, 1995. None of our current named executive officers participates in the SRP.

2014 Proxy Statement	45

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2013

Name	Executive Contributions in last FY ($)(1)	Registrant Contributions in last FY ($)	Aggregate Earnings in last FY ($)(2)	Aggregate Balance at last FYE ($)(3)
Myron E. Ullman, III	0	0	85,811	36,907
Kenneth H. Hannah	0	0	0	0
Janet L. Dhillon	29,600	29,238	55,136	363,866
Brynn L. Evanson	24,955	6,348	11,010	87,242
D. Scott Laverty	0	0	0	0
Ronald B. Johnson	17,392	0	14,194	109,806
Michael W. Kramer	0	0	0	0
Mark R. Sweeney	8,162	0	513	8,675

(1)	The amounts shown are included in the salary and incentive compensation numbers shown in the Summary Compensation Table.
(2)	These amounts are not included in the Summary Compensation Table since they do not constitute above market interest or preferential earnings.
(3)	The balance reported includes named executive officer contributions to the Mirror Savings Plan; these amounts were included in the Summary Compensation Table as salary and incentive compensation in the fiscal year earned. Company contributions to the Mirror Savings Plan for 2013 were included in the All Other Compensation column of the Summary Compensation Table.

Mirror Savings Plan.  The Mirror Savings Plan is a non-qualified defined contribution plan which provides associates earning more than the Code compensation limit for qualified savings plans (such as the Savings Plan) the opportunity to defer a portion of their base salary and incentive compensation exceeding the compensation limit as a means of saving for retirement. Accordingly, associates, including named executive officers, earning more than the compensation limit may defer up to 14% of their salary and annual incentive compensation below the Code compensation limit ($255,000 for 2013 and $260,000 for 2014) and up to 75% of their compensation above the Code compensation limit through the Mirror Savings Plan.

For 2013, the Company match was $0.50 per dollar deferred up to a maximum of 6% of deferrals on compensation over $255,000. This matching contribution was credited each pay period. The Company may make additional discretionary matching contributions.

For Company contributions made for Plan Years prior to 2007, participants vest in the JCPenney matching contribution and related investment earnings at a rate of 20% per year of service. For Company contributions made for Plan Years 2007 and after, participants become 100% vested in the match after three years of service.

Generally, all unvested Company matching contributions are forfeited when the participant terminates employment. The Mirror Savings Plan provides that all matching contributions are immediately vested and non-forfeitable if a participant terminates employment due to:

•	Retirement at age 65,
•	Qualifying for permanent and total disability while working for the Company,
•	The work unit or type of work the associate was doing being discontinued (as determined by the Company), or
•	Death.

Deferrals and Company matching contributions are credited to the participant’s Mirror Savings Plan account and invested according to the participant’s investment elections. Earnings on the balance in the participant’s Mirror Savings Plan accounts are based on hypothetical investments in the same funds offered under the Savings Plan. Participants can change their investment elections daily.

46	2014 Proxy Statement

Generally, a Mirror Savings Plan participant can only receive a distribution following an unforeseen emergency event (as defined under the Code), a change in control, or termination of employment. The only form of payment under the Mirror Savings Plan is a five year annual installment option. As a result of Mr. Ullman’s retirement from the Company on January 27, 2012, he is currently receiving distributions from the Mirror Savings Plan in five annual installments. However, due to timing, two distributions occurred in fiscal 2012 and no distribution occurred during fiscal 2013. No withdrawals or distributions were taken during the year by any of the other named executive officers.

2014 Proxy Statement	47

POTENTIAL PAYMENTS AND BENEFITS ON TERMINATION OF EMPLOYMENT

Under our compensation program, described above in “Compensation Discussion and Analysis,” payments and the provision of benefits can be triggered by the termination of an associate’s employment. These payments and benefits may vary depending on the reason for termination as described below.

In the event of an associate’s voluntary resignation or retirement or the termination of an associate’s employment for cause, the associate is only entitled to receive payments for accrued base salary and vacation through the date of termination and any amounts payable under the terms of the Mirror Savings Plan regardless of whether or not the termination follows a change in control of the Company.

In the event that an associate’s termination is the result of death or permanent disability, the associate is entitled to additional payments and benefits, regardless of whether or not the termination follows a change in control of the Company.

In the event that an associate is involuntarily terminated without cause, the associate is entitled to additional payments and benefits, which may vary depending on whether or not the termination follows a change in control of the Company. An associate who terminates employment with good reason following a change in control of the Company is also entitled to additional payments and benefits.

In order to describe the payments and benefits that are triggered for each termination event for each of the Company’s named executive officers, we have created tables estimating the payments and benefits that would be paid to each of our current named executive officers under each element of our compensation program. The tables assume that the named executive officer’s employment terminated on February 1, 2014, which is the last day of the Company’s last completed fiscal year.

Termination without a Change in Control

In an effort to retain and attract the best people, the Company offers each of its senior executive officers the right to enter into an Executive Termination Pay Agreement (Termination Pay Agreement) with the Company. The CEO has elected not to enter into a Termination Pay Agreement. The form of the agreement was reviewed by the Human Resources and Compensation Committee and its independent consultant prior to being recommended to the Board for its approval. The Termination Pay Agreement is intended to provide the executive with severance benefits in exchange for the executive’s agreement to comply with certain restrictive covenants. The benefits payable under these agreements are not available if the executive receives the benefits under the 2009 Change in Control Plan or the 2011 Change in Control Plan, which are described later in this section.

The primary purpose of the Termination Pay Agreement is to provide for severance benefits in the event of involuntary termination of the executive’s employment without cause. For purposes of the agreement, cause includes:

•	An intentional act of fraud, embezzlement, theft, or other material violation of law;
•	Intentional damage to the Company’s assets;
•	Intentional disclosure of confidential information in violation of the Company’s policies;
•	Material breach of the executive’s obligations under the agreement;
•	Breach of the executive’s duty of loyalty to the Company;
•	Failure of the executive to substantially perform the duties of his or her job (other than as a result of physical or mental incapacity); or
•	Intentional breach of Company policies or willful misconduct by the executive that is in either case materially injurious to the Company.

Under the Termination Pay Agreements, if an executive is involuntarily terminated without cause, he or she will receive a lump sum payment for services rendered through the termination date, including accrued base salary and pay in respect of earned but unused paid time off.

48	2014 Proxy Statement

Conditioned on execution of a release and expiration of the revocation period under the release, but no later than two and one-half months after the year of termination, the executive will also receive:

•	A lump sum cash payment equal to annualized base salary plus target annual cash incentive compensation (at 100% of the target incentive opportunity in effect at the time of termination) with respect to a period of (a) 18 months following termination if the executive is an Executive Vice President or higher of the Company, or (b) 12 months following termination if the executive is a Senior Vice President;
•	A lump sum cash payment equal to the average of the executive’s actual annual incentive compensation payments under the Management Incentive Compensation Program for the three fiscal years prior to the fiscal year of termination or, if termination occurs on the last day of the fiscal year, the actual annual cash incentive compensation, if greater, less any amount contributed to the Mirror Savings Plan;
•	A lump sum payment in respect of additional paid time off, if any, under the Company’s paid time off policies;
•	A lump sum payment representing the Company-paid portion of the premium toward medical, dental and life insurance coverages for the applicable severance period (18 months for Executive Vice Presidents and 12 months for Senior Vice Presidents), grossed-up for federal income taxes;
•	A lump sum payment toward outplacement and financial counseling services ($25,000 for Executive Vice Presidents and $15,000 for Senior Vice Presidents);
•	Immediate vesting of certain equity awards granted in connection with the executive’s commencement of employment; and
•	Immediate vesting of a pro-rated portion of long-term incentive stock awards and stock options reflecting the executive’s length of employment during the vesting and/or performance period, as applicable.

Prior to December 2013, the Termination Pay Agreement provided for a lump sum cash payment equal to the prorated annual cash incentive compensation for the year of termination at 100% of the executive’s target incentive compensation opportunity at the time of termination and the immediate vesting of all long-term incentive stock awards and stock options. Beginning in December 2013, the Company’s standard form of Executive Termination Pay Agreement provides for a lump sum cash payment equal to the average of the executive’s actual incentive compensation payments for the three fiscal years prior to the fiscal year of termination pro-rated for the executive’s period of service during the fiscal year or, if termination occurs on the last day of the fiscal year, the actual annual cash incentive compensation, if greater. The updated standard form also permits the full vesting of inducement equity awards granted in connection with an executive’s commencement of employment and limits the vesting of all other equity awards to a pro-rated portion of long-term incentive stock awards and stock options reflecting the executive’s length of employment during the vesting and/or performance period, as applicable.

In addition to providing severance payments in the event of an involuntary termination without cause, the Termination Pay Agreement also includes certain limited benefits in the event of death or termination due to permanent disability. In such case, the executive will receive a lump sum cash payment as soon as practicable after termination equal to prorated annual incentive compensation for service during the year at 100% of the executive’s target incentive compensation opportunity, less any amount contributed to the Mirror Savings Plan. These benefits were included in the form of Termination Pay Agreement to replace similar benefits received by certain Company executives under employment contracts which have been phased out as they have expired or been terminated.

By entering into a Termination Pay Agreement, the executive agrees to the following restrictive covenants:

•	Obligation not to disclose confidential or proprietary information of the Company, which continues indefinitely following termination of employment;
•	Obligation to refrain from activities designed to influence or persuade any person not to do business or to reduce its business with the Company, which continues for the applicable severance period following termination of employment;
•	Obligation to refrain from attempting to influence or persuade any of the Company’s employees to leave their employment with the Company and to refrain from directly or indirectly soliciting or hiring employees of the Company, which continues for the applicable severance period following termination of employment; and

2014 Proxy Statement	49

•	Obligation not to undertake work for a competing business, which continues for the applicable severance period following termination of employment.

The noncompetition covenant may be waived by the executive; however, he or she must then forego any severance benefits available under the Termination Pay Agreement. In the event the executive breaches any of the covenants listed above, the Company will not be obligated to make any further payments under the agreement and may seek to recover damages from the executive.

As of the date of this Proxy Statement, Ms. Dhillon, Ms. Evanson and Messrs. Hannah and Laverty have Termination Pay Agreements. Mr. Johnson was not party to a Termination Pay Agreement and did not receive any severance upon his departure from the Company. Mr. Kramer was party to a Termination Pay Agreement during fiscal 2013 and we agreed to reduce his severance payment upon his departure from the Company. The amounts paid to Mr. Kramer under the terms of the Termination Pay Agreement are reflected as All Other Compensation to him in the Summary Compensation Table. In addition, a pro rata portion of Mr. Kramer’s equity awards vested in accordance with his Termination Pay Agreement. Mr. Walker was party to a Termination Pay Agreement during fiscal 2013 but did not receive any severance payments as a result of his voluntary resignation. Mr. Sweeney was party to a Termination Pay Agreement during fiscal 2013 and the amounts paid to Mr. Sweeney under the terms of the Termination Pay Agreement are reflected as All Other Compensation to him in the Summary Compensation Table. In addition, a pro rata portion of Mr. Sweeney’s equity awards vested in accordance with his Termination Pay Agreement. The vested equity awards are reflected in the Option Exercises and Stock Vested for Fiscal 2013 Table.

Change in Control; Termination following a Change in Control

The Company’s executive officers participate in the change of control plan in effect on the date upon which they become eligible for benefits under the change in control plan. Ms. Evanson and Messrs. Hannah and Laverty participate in the change in control plan approved in January 2011 (2011 Change in Control Plan) and Ms. Dhillon participates in the change of control plan approved in 2009 (2009 Change in Control Plan). Mr. Ullman does not participate in a change in control plan. None of our named executive officers are entitled to a tax gross-up payment in respect of any excise taxes imposed on the benefits payable under their respective plan.

The 2011 Change in Control Plan provides benefits to the Company’s executives if their employment is terminated as a result of an involuntary separation from service by the Company other than for cause within two years of the occurrence of a change in control of the Company. The 2011 Change in Control Plan also provides benefits to an executive if the executive terminates employment with the Company for Good Reason following a change of control. Good Reason consists of:

•	A material reduction in the executive’s base salary or target annual cash incentive opportunity;
•	Involuntary relocation of more than 50 miles;
•	A materially adverse change in the executive’s duties or responsibilities;
•	A material diminution in the budget over which the executive has responsibility;
•	A material adverse change in the executive’s supervisor’s duties or responsibilities, including a change in the supervisor to whom the executive is required to report; or
•	Failure of the Company to continue a material benefit or a material reduction in the benefits in which the executive participated prior to the occurrence of the change in control, unless replaced by a substantially equivalent benefit.

For an executive to receive benefits under the 2011 Change in Control Plan, a Good Reason event with respect to such executive must occur within two years of the occurrence of a change in control of the Company, and if the Good Reason event is not cured by the Company following timely notice of the event by the executive, the executive must terminate employment within the later of (i) two years of the change in control or (ii) 180 days of the date the Good Reason event occurred.

Change in control is defined as (i) the acquisition by any person, entity or group of 30% or more of the Company’s outstanding common stock, (ii) the replacement of a majority of the Board of Directors, (iii) a

50	2014 Proxy Statement

reorganization, merger or consolidation, or the sale of all or substantially all of the Company’s assets, subject to certain exceptions, or (iv) a complete liquidation or dissolution of the Company.

Notice of a Good Reason event must be provided to the Company within 90 days of the event and the Company must be given a 30-day opportunity to correct the situation without having to pay benefits under the 2011 Change in Control Plan.

For purposes of the 2011 Change in Control Plan, cause includes the failure of the executive to substantially perform the duties of his or her job, failure of the executive to follow Company policy, engagement by the executive in illegal conduct, or gross misconduct injurious to the Company.

The 2011 Change in Control Plan provides a three-tiered benefit structure based on the executive’s position and responsibilities within the Company. Tier I participants, which include the CEO and executives reporting directly to the CEO, are entitled to receive cash severance of 2.99 annualized base salary plus target annual cash incentive opportunity (at 100%) at the time of termination. Tier II participants, which include the Company’s Executive Vice Presidents who do not report directly to the CEO, are entitled to receive cash severance of 2.5 times base salary plus target annual cash incentive opportunity (at 100%) at the time of termination. The Tier III participants (Senior Vice Presidents who are members of the Company’s Executive Board) are entitled to receive cash severance of two times annualized base salary plus target annual cash incentive opportunity (at 100%) at the time of termination.

In addition to the cash severance payments, all participants in the 2011 Change in Control Plan are entitled to receive the following at the time of termination:

•	Accrued base salary and pay in respect of earned but unused paid time off through the date of termination;
•	The average of the participant’s actual annual incentive compensation payments under the Management Incentive Compensation Program for the three fiscal years prior to the fiscal year of termination or, if termination occurs on the last day of the fiscal year, the actual annual cash incentive compensation, if greater, less any amount contributed to the Mirror Savings Plan;
•	A lump sum payment in respect of additional paid time off, if any, under the Company’s paid time off policies;
•	A lump sum payment representing the incremental value of additional years of age and service credited to the executive (equal to the executive’s cash severance multiple) with respect to the BRP, SRP, and Mirror Savings Plan, to the extent the executive participates in some or all of these plans;
•	A lump sum payment representing the Company-financed portion of the premium toward medical, dental and life insurance coverages for the number of years equal to the applicable cash severance multiple for the executive, grossed-up for federal income taxes; and
•	A lump sum payment of $25,000 toward outplacement and financial counseling services, and, to the extent applicable and allowable by law, reimbursement of legal fees and expenses incurred in defense of the executive’s rights under the plan.

Additionally, participants in the 2011 Change in Control Plan are eligible for up to one year of additional age and service credit for purposes of determining retiree eligibility under the Company’s medical, dental, life insurance, long term care insurance, and lifetime discount programs.

Ms. Dhillon participates in the 2009 Change in Control Plan, which is substantially similar to the 2011 Change in Control Plan. This plan entitles her to receive cash severance of 2.99 times annualized base salary plus target annual cash incentive opportunity (at 100%) at the time of termination.

In addition to the benefits provided by the 2011 Change in Control Plan, some of the Company’s other plans and programs, such as the Company’s equity compensation plans, also include specific benefits payable to associates in the event of a change in control of the Company. The Company’s 2009 Long-Term Incentive Plan and 2012 Long-Term Incentive Plan provide that vesting of outstanding equity awards is accelerated if the participant’s employment is terminated as a result of an involuntary separation from service by the Company

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other than for Cause within two years of the occurrence of a change in control of the Company. For purposes of these plans, a change of control is defined as (i) the acquisition by a person or group of more than 50% of the total voting power of the Company’s common stock, (ii) the acquisition by a person or a group within a twelve-month period of 30% of the total voting power of the Company’s common stock or the replacement of a majority of the Board of Directors within a twelve-month period unless approved by a majority of the Board, or (iii) the acquisition by a person or group of 40% or more of the assets of the Company. The plans also provide for vesting acceleration of outstanding awards if the participant terminates employment with the Company for Good Reason within two years of the occurrence of a change in control of the Company. The definition of Good Reason under these plans is the same as the definition under the 2011 Change in Control Plan.

Involuntary Termination without a Change in Control

	Named Executive Officers
Benefit or Payment	Myron E. Ullman, III	Kenneth H. Hannah	Janet L. Dhillon	Brynn L. Evanson	D. Scott Laverty
Base Salary	$0	$1,275,000	$1,050,000	$675,000	$675,000
Annual Cash Incentive	$0	$1,688,650	$1,281,000	$830,700	$830,700
Stock Options	$0	$0	$0	$0	$0
Restricted Stock	$0	$1,109,905	$1,280,170	$266,915	$180,104
Mirror Savings Plan	$36,907	$0	$411,116	$87,242	$0
Health and Life Insurance	$0	$32,083	$16,299	$1,958	$22,988
Financial Counseling and Outplacement	$0	$25,000	$25,000	$25,000	$25,000
Vacation	$38,462	$29,968	$24,679	$15,649	$17,308
Excise Tax (Cutback)	$0	$0	$0	$0	$0
Total	$75,369	$4,160,606	$4,088,264	$1,902,464	$1,751,100

Involuntary Termination with a Change in Control

	Named Executive Officers
Benefit or Payment	Myron E. Ullman, III	Kenneth H. Hannah	Janet L. Dhillon	Brynn L. Evanson	D. Scott Laverty
Base Salary	$0	$2,541,500	$2,093,000	$1,345,500	$1,345,500
Annual Cash Incentive	$0	$2,033,200	$2,063,250	$1,040,352	$1,009,125
Stock Options	$0	$0	$0	$0	$0
Restricted Stock	$0	$1,109,905	$1,280,170	$266,915	$180,104
Mirror Savings Plan	$36,907	$0	$411,116	$87,242	$0
Health and Life Insurance	$0	$63,950	$32,489	$3,903	$45,821
Financial Counseling and Outplacement	$0	$25,000	$25,000	$25,000	$25,000
Vacation	$38,462	$29,968	$24,679	$15,649	$17,308
Excise Tax (Cutback)	$0	$(88,950)	$(1,125,602)	$(28,909)	$(70,821)
Total	$75,369	$5,714,573	$4,804,102	$2,755,652	$2,552,037

Death or Disability

	Named Executive Officers
Benefit or Payment	Myron E. Ullman, III	Kenneth H. Hannah	Janet L. Dhillon	Brynn L. Evanson	D. Scott Laverty
Base Salary	$0	$0	$0	$0	$0
Annual Cash Incentive	$0	$668,650	$493,500	$324,150	$324,150
Stock Options	$0	$0	$0	$0	$0
Restricted Stock	$0	$528,620	$447,292	$156,732	$103,434
Mirror Savings Plan	$36,907	$0	$411,116	$87,242	$0
Health and Life Insurance	$0	$0	$0	$0	$0
Vacation	$38,462	$29,968	$24,679	$15,649	$17,308
Excise Tax (Cutback)	$0	$0	$0	$0	$0
Total	$75,369	$1,227,238	$1,376,587	$583,773	$444,892

52	2014 Proxy Statement

DIRECTOR COMPENSATION FOR FISCAL 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
William A. Ackman(3)
Colleen C. Barrett(4)	$75,000	$150,003		$0	$225,003
Thomas J. Engibous(5)	$28	$324,975		$0	$325,003
Kent B. Foster(6)	$90,000	$150,003		$10,000	$250,003
Geraldine B. Laybourne(7)	$52,500	$150,003		$0	$202,503
Leonard H. Roberts(8)	$90,000	$150,003		$10,000	$250,003
Steven Roth(9)	$37,527	$0		$0	$37,527
Stephen I. Sadove(10)	$22,750	$85,893		$10,000	$118,643
Javier G. Teruel(11)	$30	$228,533		$0	$228,563
R. Gerald Turner(12)	$75,000	$150,003		$10,000	$235,003
Ronald W. Tysoe(13)	$38,889	$120,404		$10,000	$169,293
Mary Beth West(14)	$85,000	$150,003		$10,000	$245,003

(1)	Each non-employee director receives an annual stock grant consisting of a number of restricted stock units having a market value nearest to $150,000. For 2013, the number of units was determined by dividing $150,000 by the closing price of JCPenney common stock on the date of grant (rounded to the nearest whole unit). The amounts shown in this column include the fair value of the annual stock award for 2013, which was $18.72. The date of grant of the annual stock grant to non-employee directors is the third trading date following the Company’s Annual Meeting of Stockholders.
(2)	Includes the value of Company matching contributions under the Directors’ Matching Fund. Under this program, directors may request JCPenney to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year.
(3)	Mr. Ackman waived his director fees and elected to not receive an annual stock award. Mr. Ackman resigned from the Board on August 12, 2013.
(4)	Ms. Barrett had 40,883 stock awards, consisting of 36,801 restricted stock unit awards and 4,082 restricted stock awards, outstanding as of February 1, 2014.
(5)	Mr. Engibous has elected to receive 100 percent of his cash retainers in shares of JCPenney common stock. The amount shown in the Stock Awards column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Mr. Engibous had 49,121 stock awards, consisting of 36,801 restricted stock unit awards and 12,320 restricted stock awards, outstanding as of February 1, 2014.
(6)	Mr. Foster had 49,121 stock awards, consisting of 36,801 restricted stock unit awards and 12,320 restricted stock awards, outstanding as of February 1, 2014.
(7)	Ms. Laybourne had 25,502 restricted stock unit awards outstanding as of February 1, 2014. Ms. Laybourne resigned from the Board on October 7, 2013.
(8)	Mr. Roberts had 46,560 stock awards, consisting of 36,801 restricted stock unit awards and 9,759 restricted stock awards, outstanding as of February 1, 2014.
(9)	Mr. Roth elected to not receive an annual stock award. Mr. Roth resigned from the Board on September 13, 2013.
(10)	Mr. Sadove has 10,565 restricted stock unit awards outstanding as of February 1, 2014.
(11)	Mr. Teruel has elected to receive 100 percent of his cash retainers in shares of JCPenney common stock. The amount shown in the Stock Awards column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Mr. Teruel had 32,298 restricted stock unit awards outstanding as of February 1, 2014.
(12)	Dr. Turner had 51,621 stock awards, consisting of 36,801 restricted stock unit awards and 13,220 restricted stock awards, and 1,600 option awards outstanding as of February 1, 2014.
(13)	Mr. Tysoe had 8,706 restricted stock unit awards outstanding as of February 1, 2014.
(14)	Ms. West had 35,960 restricted stock unit awards outstanding as of February 1, 2014.

2014 Proxy Statement	53

Cash Retainers and Stock Award

Directors who are Company associates do not receive directors’ fees. The Corporate Governance Committee has the responsibility for recommending to the Board of the Directors the appropriate compensation for non-employee directors, including the Non-Executive Chairman of the Board. The Corporate Governance Committee conducts periodic reviews to assure that non-employee directors are being fairly and reasonably compensated in relation to comparable U.S. companies and did not make any changes in director compensation in fiscal 2013. Non-employee directors receive the following compensation:

•	An annual cash retainer of $70,000;
•	An annual award of restricted stock units with a market value at the time of grant of $150,000;
•	An annual cash retainer of $20,000 for the chairs of the Audit Committee and the Human Resources and Compensation Committee;
•	An annual cash retainer of $15,000 for the chairs of the Corporate Governance Committee and the Finance and Planning Committee;
•	An annual cash retainer of $100,000 for the Non-Executive Chairman of the Board; and
•	An annual cash retainer of $5,000 for directors who are Representatives under an Indemnification Trust Agreement among the Company, its wholly owned subsidiary, J. C. Penney Corporation, Inc., and JPMorgan Chase Bank, as trustee (currently Directors Barrett, Engibous and Turner).

Director compensation covers the period from June 1 to May 31 following the election of directors at the annual meeting in May. The cash retainers are payable quarterly. Non-employee directors are reimbursed for expenses incurred for attending any meeting which they attend in their official capacities as directors. Director equity awards are required to be held until the director’s service ends.

Election to Receive Common Stock; Deferral

Directors may elect to receive all or a portion of their cash retainers in JCPenney common stock. Two directors elected to receive all or part of their 2013 cash retainers in JCPenney common stock. A director may also elect to defer payment of all or part of their cash retainers under the terms of a deferred compensation plan for directors. One director elected such deferral with respect to 2013 compensation.

Directors’ Charitable Award Program

The Directors’ Charitable Award Program was frozen by the Board in 2000. Three of the current directors participate in the program. The Charitable Award Program was designed to acknowledge the service of directors and to recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. Pursuant to the Charitable Award Program, the Company has purchased joint life insurance policies on groups of directors (in the event of an uneven number of directors, a single life policy was purchased). Each group generally consists of two directors with the Company named as the beneficiary of each joint life policy. With respect to each group, the Company will receive a $1,000,000 death benefit upon the death of the second director of the group. The Company in turn has informally agreed to donate a total of $1,000,000 to one or more charitable organizations as recommended by the individual directors. The Company will donate $500,000 upon the earlier of (i) five years after the date of death of the first director of the group to die or (ii) the death of the second director of the group. The Company will donate an additional $500,000 upon the death of the second director of the group. Because all charitable deductions accrue solely to the Company, the individual directors derive no financial benefits from this program.

Directors’ Matching Fund

Members of the Board of Directors may be involved with charitable organizations to which they provide support in the form of personal charitable contributions. As with the Charitable Award Program, the Company has established the Directors’ Matching Fund to benefit and recognize the mutual interest of directors and the

54	2014 Proxy Statement

Company in supporting worthy charitable and educational institutions. Under the Directors’ Matching Fund, directors may request JCPenney to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year. All or part of the matching contributions may be allocated to one or several organizations that have been determined to be charitable organizations under Section 501(c)(3) of the Code or that are a political subdivision of the state. Matches may only be made on personal gifts that have been paid within that fiscal year, not pledged.

2014 Proxy Statement	55

AUDIT FUNCTION

Report of the Audit Committee

Composition and Qualifications

The Audit Committee of the Board of Directors (the Audit Committee) is composed of four independent directors and operates under a written charter, in accordance with applicable rules of the SEC and the NYSE. The Corporate Governance Committee and the full Board of Directors considers membership for the Audit Committee annually. The current members of the Audit Committee are Thomas J. Engibous, Javier G. Teruel, Mary Beth West and Leonard H. Roberts, who serves as its Chair. The Board of Directors has determined that each member is “financially literate” and qualifies as an “audit committee financial expert,” as those terms are defined by the NYSE and the SEC.

Purpose

The purpose of the Audit Committee is to assist the Board in monitoring: (i) the Company’s accounting and financial reporting processes, including internal control over financial reporting; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independence and qualifications of the Company’s independent auditor; and (iv) the performance of the Company’s internal auditors and independent auditor.

Responsibilities

Management is responsible for maintaining adequate internal control over financial reporting and KPMG LLP is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also solely responsible for the selection and termination of the Company’s independent auditor, including the approval of audit fees and non-audit services provided by and fees paid to the independent auditor.

Review of Financial Information

In this context, the Audit Committee has met and held discussions with management of the Company, who represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG LLP’s evaluation of the Company’s internal control over financial reporting with both management and the independent auditor. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditor its independence. The Audit Committee also participated in the certification process relating to the filing of certain reports pursuant to the Securities Exchange Act of 1934, as amended.

Inclusion of Consolidated Financial Statements in Form 10-K

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 1, 2014 for filing with the SEC.

56	2014 Proxy Statement

Independent Auditor

The Audit Committee also recommends that the Company’s stockholders ratify KPMG LLP as the Company’s independent auditor for the 2014 fiscal year.

Audit Committee

Leonard H. Roberts, Chair	Javier G. Teruel
Thomas J. Engibous	Mary Beth West

Audit and Other Fees

The following table presents fees for professional services rendered by KPMG LLP:

	Fiscal 2012	Fiscal 2013
Audit Fees(1)	$3,993,610	$3,856,609
Audit-Related Fees(2)	293,700	304,500
Total Audit and Audit-Related Fees	$4,287,310	$4,161,109
Tax Fees
Tax Compliance Fees(3)	$564,496	$276,664
Tax Planning and Advice Fees(4)	377,361	—
All Other Fees(5)	30,000	—
Total Fees(6)	$5,259,167	$4,437,773

(1)	Audit fees include fees for the audits of the Company’s annual consolidated financial statements, for professional services rendered for the audits of internal control over financial reporting, for quarterly reviews and for review of SEC filings and other related matters.
(2)	Audit-related fees in both years were for certain employee benefit plan audits and audits of financial statements of a related entity.
(3)	Tax compliance fees consist of fees for services related to review of tax returns, management transition, transfer pricing, capitalization of costs related to store remodel programs and Section 382 ownership change testing.
(4)	Tax planning and advice fees consist of services related to analysis of U.S. Customs duties on merchandise purchases.
(5)	All other fees for Fiscal 2012 include fees for work related to compliance reviews of administrative expenses charged to certain employee benefit plans.
(6)	All fees were pre-approved by the Audit Committee of the Board.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the Company’s independent auditor in advance of the service being performed. For proposed projects using the services of the Company’s independent auditor that are expected to cost over $200,000 or 5% of the auditor’s fee for the preceding year, whichever is lower, the Audit Committee will be provided information to review and must approve each project prior to commencement of any work. For proposed projects using the services of the Company’s independent auditor that are expected to cost $200,000 or less, or less than 5% of the auditor’s fee for the preceding year, whichever is greater, the Audit Committee will be asked to review and approve a maximum amount for certain services, which may include services in any one or more of the following categories: (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent auditor. If additional amounts are needed, the Audit Committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue. Approval by the Audit Committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications. The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the Audit Committee on a periodic basis as appropriate.

2014 Proxy Statement	57

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

KPMG LLP, independent certified public accountants, member of the SEC Practice Section of the AICPA Division for CPA firms, and registrant with the Public Company Accounting Oversight Board, has been the auditor of the Company’s consolidated financial statements since 1916. Its appointment as the Company’s independent auditor for the fiscal year ending January 31, 2015 has been approved by the Audit Committee of the Board. Stockholder ratification of such appointment is requested.

It is anticipated that a representative of KPMG LLP will attend the meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement should he or she so desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP.

58	2014 Proxy Statement

PROPOSAL 3 — APPROVAL OF 2014 LONG-TERM INCENTIVE PLAN

Introduction.  The Board has adopted, subject to stockholder approval, the J. C. Penney Company, Inc. 2014 Long-Term Incentive Plan, to be effective May 17, 2014 (2014 Plan or Plan). The principal features of the 2014 Plan are summarized below, but such description is qualified in its entirety by reference to the full text of the Plan which is included as Annex A to this Proxy Statement. The 2014 Long-Term Incentive Plan is substantially similar to the 2012 Long-Term Incentive Plan approved by stockholders at the 2012 annual meeting. All capitalized terms not defined in this Proxy Statement discussion will have the meanings set forth in the attached Plan document.

The 2014 Plan is intended to provide long-term incentives to Associates and Non-Associate Directors of the Company in order to align the interests of such Associates and Non-Associate Directors with those of the Company’s stockholders, to motivate Associates to achieve business objectives promoting the long-term growth, profitability, and success of the Company, and to assist the Company in retaining and attracting the best Associates and Non-Associate Directors in retail.

The Plan will be administered by, or under the direction of, a committee of the Board of Directors constituted in such a manner as to comply at all times with Rule 16b-3 or any successor rule promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time, and Section 162(m) of the Code. The Board has designated the Human Resources and Compensation Committee of the Board as the Plan committee.

The 2014 Plan allows for grants of stock options, stock appreciation rights (SARs), and stock awards (collectively, Equity Awards) and cash incentive awards (together, Awards) to Associate participants and Equity Awards to Non-Associate Director participants. Under the Plan, Awards to Associate participants are subject to such conditions as continued employment, qualifying termination, passage of time and/or satisfaction of performance criteria as specified in the Plan or set by the Plan committee.

The Board recommends a vote FOR the proposal to approve the 2014 Plan.

Principal Features of the 2014 Plan.

General.  The principal features of the 2014 Plan are:

•	Fungible share design, in which each stock option and SAR will count as one share issued under the 2014 Plan and each stock award, including restricted stock and restricted stock units, will count as two shares issued under the 2014 Plan;
•	Reserves a total of 16,000,000 shares of Common Stock or 32,000,000 options for use under the Plan;
•	Minimum three-year vesting for restricted stock and stock unit awards except in certain limited situations as may be determined by the Plan committee;
•	Performance Awards are to be tied to Performance Goals to be set by the Plan committee;
•	Independent administration of the Plan by the Plan committee;
•	Limits Incentive Stock Options (ISOs) to no more than 32,000,000 options;
•	Limits performance-based cash incentive awards to any participant in any calendar year to the product of $2,000,000 and the number of years in the performance cycle;
•	Limits stock option and SAR awards to any one participant to no more than 4,000,000 options;
•	Limits performance-based equity awards to any one participant to no more than 3,000,000 shares;
•	Provides that shares subject to awards under the Plan or under prior plans that are cancelled or forfeited, or terminate, lapse or expire for any reason, or settle without full delivery of the shares of Common Stock underlying such award, may again be available for issuance;
•	Prohibits repricing, exchange and buyout of stock options and SARs without prior approval of stockholders; and
•	Option and SAR terms may not exceed 10 years from the date of grant, except in certain limited circumstances described in the Plan.

2014 Proxy Statement	59

Associate Participants

General.  Associate participants in the 2014 Plan are generally to be selected management employees of the Company and its subsidiaries as determined by the Plan committee. Currently, it is anticipated that approximately 700 Associates will be eligible to participate.

Stock Options.  Option grants will generally be made in amounts based on an Associate participant’s position, responsibilities or salary and such other factors as the Plan committee may deem relevant. An Associate participant may receive one or more option grants and may receive Non-Qualified Stock Options (NSOs) and ISOs, as determined by the Plan committee. It is currently expected that the Stock Option portion of any Award will be delivered in NSOs which will vest over a three-year period.

Price.  The option price under each option may not be less than 100% of the fair market value of JCPenney common stock on the date of grant, which is the closing price of JCPenney common stock on the NYSE on the applicable date. The closing price of JCPenney common stock on March 17, 2014, as reported on the NYSE Composite Tape, was $[            ] per share. The exercise price of the shares as to which a Stock Option is exercised may be paid in cash or with shares of JCPenney common stock already owned by the Associate.

Stock Awards.  The Committee may award shares of Common Stock or stock units to such Associate participants and on such bases as it may determine. The Committee may determine the types of awards made, the number of shares, and any other terms, conditions, or restrictions relating to the awards, as it may deem appropriate.

Stock Appreciation Rights.  SARs may be granted to such Associate participants and on such terms and conditions as the Plan committee may determine and may be granted independently or in tandem with related awards or options, either concurrently with or after the related award or option date. A SAR will generally entitle an Associate participant to receive the number of shares of JCPenney common stock equal in value to the excess of the fair market value of each share of JCPenney common stock covered by the SAR on the date of exercise over the exercise price of the SAR, but may, at the discretion of the Plan committee, be settled in cash.

Cash Incentive Awards.  The Plan committee may also grant cash incentive awards to such Associate participants on such terms and conditions as it may determine. Cash incentive awards are annual or long-term performance-based awards expressed in U.S. dollars.

Performance-Based Awards.  Any Award granted pursuant to the Plan may be made in the form of a performance-based Award. Performance-based Awards are made based on the measurement of performance against certain Performance Goals over a Performance Period. The Committee may use one or more of several business criteria for the purpose of establishing a Performance Goal, including:

Earnings Per Share;

Total Stockholder Return;

Operating Income;

Net Income;

Cash Flow;

Gross Profit;

Gross Profit Return on Investment;

Return on Equity;

Return on Capital;

Sales;

Revenues;

Gross Margin;

Gross Margin Return on Investment;

60	2014 Proxy Statement

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA);

Earnings Before Interest and Taxes (EBIT); and

Operating Profit (OP).

The Committee may establish any special adjustments in calculating whether Performance Goals have been met including taking into consideration the effect of any event not directly related to the operations of the Company or not within the reasonable control of management. These Performance Goals are intended to comply with Section 162(m) of the Code regarding the deductibility of executive compensation. A performance-based award to be paid out as a restricted Equity Award may not generally have a vesting period of less than one year and a performance-based incentive cash award may not generally have a Performance Cycle of less than one year. A performance-based award, other than a restricted Equity Award, may not generally have a vesting period of less than three years.

Terms of Options and SARs.  An option or SAR granted under the 2014 Plan will become exercisable on such terms and at such times as the Plan committee may determine. In the event of employment termination due to death, disability, retirement, or other circumstances, as deemed appropriate by the Plan committee, the Plan authorizes post-termination exercise periods, but not beyond the options’ or SARs’ original expiration date. In no event may an ISO be exercised more than 10 years after its grant date. Generally, an NSO and an SARmay not be exercised more than 10 years after its grant date, or such shorter time period as determined by the Plan committee.

Transferability.  No unearned Stock Award or vested or unvested Stock Option, or any portion thereof, may be assigned or transferred except by will or the laws of descent or distribution, or by such other means as the Plan committee, in its discretion, may approve. No Stock Option or SAR shall be exercisable during the Associate participant’s lifetime except by the Associate participant or the Associate participant’s guardian or legal representative, or other third party, as the Plan committee may determine.

Deferral.  Unless specifically provided for in the Award Notice or the determination of the Plan committee, no Equity Award shall provide any feature for the deferral of compensation as defined by Treasury Regulation section 1.409A-1(b). Any deferral will be for such period and in accordance with the terms and conditions as the Plan committee may determine and must be in compliance with Code Section 409A. The terms and conditions applicable to such deferral and the terms and conditions evidencing compliance with Code Section 409A shall be set forth in the Award Notice or the determinations. The method of payment for, and type and character of, any Award may not be altered by any deferral unless specifically permitted under Code Section 409A and the Treasury Regulations thereunder.

Term of Plan.  The 2014 Plan will terminate on May 31, 2019. After this date, no Awards may be made under the Plan and any Performance Goal may be deemed to have been met on such terms as the Committee may determine at the time of grant.

Change in Control.  Upon an involuntary termination of an Associate participant’s employment within two years following a Change in Control, the Associate participant shall have the right to exercise any and all Stock Options and SARs held by such Associate participant, and all Stock Awards held by such Associate participant shall immediately vest, be deemed to have been earned and any Performance Goal for the then applicable Performance Cycle met, on such terms and conditions as may be determined by the Plan committee at the time of the grant or award. The Committee has the discretion on a Change in Control to terminate the Plan and distribute amounts that were vested as of the effective date of the Change in Control within 12 months of the Change in Control event.

Federal Income Tax Consequences

Under current federal tax law, the following discussion summarizes the United States federal income tax consequences generally arising with respect to awards granted under the Plan. This summary is not intended to

2014 Proxy Statement	61

be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and is not a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Code or regulations thereunder or interpretations thereof. We urge participants in the Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the Plan prior to taking action with respect to an award. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

Non-qualified Stock Options.  An Associate participant will not be subject to tax at the time an NSO is granted, and no tax deduction is then available to the Company. On the exercise of an NSO, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the holder’s ordinary income, and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired on exercise, appreciation or depreciation after the date of exercise will generally be treated by the Associate participant as either capital gain or loss.

Incentive Stock Options.  An Associate participant will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction is then available to the Company; however, the recipient may be subject to the alternative minimum tax, or AMT, on the excess of the fair market value of the shares received on exercise of the ISO, or the ISO Shares, over the exercise price. On disposition of the shares acquired on exercise of an ISO, capital gain or loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the recipient has not disposed of the shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”) and has been employed by the Company or a subsidiary at all times from the grant date until the date three months before the date of exercise (one year in the case of disability).

If the recipient disposes of the ISO Shares without satisfying both the holding period and employment requirements, the recipient will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price. If the recipient disposes of the ISO shares without satisfying the holding period requirement, the recipient will recognize income equal to the excess of the fair market value of the ISO Shares on the date the ISO is exercised over the exercise price. Any remaining gain or loss being treated as capital gain or loss, respectively. The Company is not entitled to a tax deduction on either the exercise of an ISO or on disposition of the ISO Shares acquired pursuant to the exercise of an ISO, except to the extent that the recipient recognizes ordinary income on disposition of the shares.

The difference between the exercise price of an ISO and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is a certain percentage of an individual taxpayer’s alternative minimum taxable income. The AMT is lower than regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, on a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when the participant sells the ISO Shares by the excess of the fair market value of the ISO Shares as of the date of exercise over the exercise price of the ISO.

Payment of the Exercise Price With Stock.  If an Associate participant surrenders common stock which the Associate participant already owns as payment for the exercise price of a stock option, the Associate participant will not recognize gain or loss as a result of the surrender. The number of shares received on exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for those shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount includable in the Associate participant’s taxable income on receipt of such shares. The Associate participant’s holding period for the remaining shares will commence on the day of exercise.

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If, however, the Associate participant surrenders ISO shares as payment for the exercise price of a stock option and the Associate participant has not held the ISO shares for at least two years following the date of grant of the ISO and at least one year following the date of exercise of the ISO, the Associate participant will generally recognize ordinary compensation income with respect to the surrender of the ISO Shares equal to the excess of the fair market value of the surrendered ISO Shares on the date the ISO is exercised over the exercise price of the ISO relating to the surrendered ISO Shares. The tax basis of the number of shares received on exercise of the stock option equal to the number of ISO Shares surrendered will equal the Associate participant’s basis in the surrendered ISO Shares, plus the amount of ordinary compensation income recognized by the Associate participant. The Associate participant will recognize no gain with respect to the remaining shares received, the tax basis of such shares will be equal to the amount includible in the Associate participant’s taxable income on receipt of the remaining shares, and the holding period of the remaining shares will begin on the day of such exercise. On disposition of the shares acquired on exercise of the option, the Associate participant will recognize gain or loss, depending on the value of the shares at disposition.

Stock Awards.  An Associate participant will be taxed on the fair market value of the shares of stock in the taxable year in which the date of grant occurs, unless the underlying shares are substantially nonvested (i.e. both nontransferable and subject to a substantial risk of forfeiture). However, an Associate participant who wishes to recognize compensation income with respect to substantially non-vested shares in the taxable year in which the date of grant occurs may do so by making a Section 83(b) Election. A Section 83(b) Election is made by filing a written notice with the Internal Revenue Service (“IRS”) office with which the Associate participant files his or her federal income tax return. The notice must be filed within 30 days of the Associate participant’s receipt of the stock and must meet certain technical requirements. An Associate participant who is subject to Section 16(b) of the Exchange Act who receives stock will recognize ordinary income equal to the fair market value of the shares of stock received at the later of (i) the applicable date, or (ii) the earlier of: (a) the date on which the shares are transferable, or (b) the date on which the restrictions lapse, unless the Associate participant makes a Section 83(b) Election to report the fair market value of such shares received as ordinary income in the taxable year of receipt. The Company may deduct an amount equal to the income recognized by the Associate participant at the time the Associate participant recognizes the income, provided that the Associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code. On the sale or disposition of shares of stock, an Associate participant will recognize taxable income equal to the difference between the amount realized by the Associate participant on the disposition of the stock and the Associate participant’s basis in the stock. The basis of the restricted shares in the hands of the Associate participant will be equal to the fair market value of the shares of stock on the date the Associate participant recognizes ordinary income as described above. The gain or loss will be taxable to the Associate participant as a capital gain or deductible by the Associate participant as a capital loss (either short-term or long-term, depending on the holding period of the stock), provided that the Associate participant held the stock as a capital asset. During the period in which an Associate participant holds stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Associate participant until the restrictions lapse, the dividends will be treated for tax purposes by the Associate participant and the Company in the following manner: (i) if the Associate participant makes a Section 83(b) Election to recognize income at the time of receipt of the stock, the dividends will be taxed as dividend income to the Associate participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the Associate participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the Associate participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time. If, instead, the Company pays dividends to the Associate participant prior to the lapse of the restrictions and the Associate participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the Associate participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the Associate participant at the time of payment and will be deductible by the Company and subject to applicable federal income tax withholding at that time.

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Restricted Stock Unit Awards.  An Associate participant who is awarded restricted stock units will not recognize taxable income at the time of grant. An Associate participant is taxed on receipt of payment for an award of restricted stock units, which payment may be in shares of the Company’s common stock or cash. On receipt of payment for an award of restricted stock units, the fair market value of the shares or the amount of cash received will be taxed to the Associate participant at ordinary income rates. However, if any shares used as payment for restricted stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. The basis of any shares used as payment for restricted stock units will be equal to the fair market value of the shares on the date the Associate participant recognizes ordinary income as described above. The Company may deduct an amount equal to the income recognized by the Associate participant at the time the Associate participant recognizes the income, provided that the Associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code. If the Associate participant receives a dividend equivalent right, such dividend equivalent right will be taxed as compensation to the Associate participant (1) at the time of receipt (if the dividend equivalent right is not subject to a substantial risk of forfeiture, such as vesting conditions), or (2) at the time the applicable restrictions lapse (if the dividend equivalent right is subject to a substantial risk of forfeiture), and will be deductible by the Company and subject to applicable federal income tax withholding at the time it is taxed to the recipient. On the sale or disposition of shares of the Company’s common stock used as payment for an award of restricted stock units, an Associate participant will recognize taxable income or loss equal to the difference between the amount realized by the Associate participant on the disposition of the stock and the Associate participant’s basis in the stock. The gain or loss will be taxable to the Associate participant as a capital gain or deductible by the Associate participant as a capital loss (either short-term or long-term, depending on the holding period of the shares of common stock), provided that the Associate participant held the shares as a capital asset.

Stock Appreciation Rights and Other Stock-Based Awards.  Associate participants will not realize taxable income on the grant of a SAR. The federal income tax consequences to a participant of the exercise of a SAR will vary depending on the form of payment. If the SAR is settled in cash or shares of the Company’s common stock that are substantially vested, the Associate participant must include in gross income an amount equal to the value of the consideration received on exercise or settlement. If the SAR is settled in shares of the Company’s common stock and the shares are not substantially vested, then the results discussed above under “Restricted Stock” regarding the taxation of restricted stock and “Section 83(b) Elections” will apply. The Company may deduct an amount equal to the income recognized by the Associate participant at the time the Associate participant recognizes the income, provided the Associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code.

Performance Awards.  In order for awards granted under the Plan to qualify as performance-based awards under Section 162(m) of the Code, the grant or vesting of such awards must be subject to the achievement of performance goals based on the attainment of specified levels of one or more performance measures, as specified in the Plan. Performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Plan committee for a performance period. Such performance measures may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid to its covered employees as defined in Section 162(m) of the Code to the extent such compensation exceeds $1,000,000 in any tax year; however, compensation that qualifies as “performance-based compensation” is excluded from this $1,000,000 deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that options granted with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock of the Company at the date of grant to employees the Plan

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committee expects to be named executive officers at the time a deduction arises in connection with these options, qualify as “performance-based compensation” so these options will not be subject to the Section 162(m) deduction limitations. It is also the intent of the Company that Performance-Based Awards to employees the Plan committee expects to be named executive officers at the time a deduction arises in connection with these options, qualify as “performance-based compensation” so these options will not be subject to the Section 162(m) deduction limitations. While the Company understands that stock awards or restricted stock unit awards to such individuals that vest solely on the passage of time will be subject to the deduction limitations of Section 162(m) of the Code the Company reserves the right to make grants that do not qualify for the performance exception, and the Company’s tax deductions for those grants may be limited or eliminated as a result of the application of Section 162(m) of the Code.

Section 409A of the Code

For Associate participants who are “key employees,” as defined in Code Section 409A and regulations promulgated under that Section, distributions of certain deferral amounts may occur no earlier than six months following the key employee’s separation from service from the Company. It is the intent of the Company that no awards under the Plan be subject to Section 409A of the Code unless and to the extent that the Plan committee specifically determines otherwise. The terms and conditions of any award made that the Plan committee determines will be subject to Section 409A of the Code will be set forth in the applicable award agreement and will be designed to comply in all respects with Section 409A of the Code. If the award fails to comply with the applicable requirements of Section 409A of the Code, the deferred compensation for the year in which the failure to comply with Section 409A occurs and for all preceding taxable years under the award and any other plan or arrangement required to be aggregated with the award may be includible in the participant’s gross income for the taxable year in which the failure occurs, to the extent such amounts are not subject to a substantial risk of forfeiture and have not previously been included in the participant’s gross income. The amounts so included are also subject to an additional income tax equal to twenty percent of the amount required to be included in gross income and to interest equal to the underpayment rate specified by the IRS plus one percentage point, on the underpayments of income tax that are deemed to have occurred because the compensation was not included in income for the taxable year when it was first deferred, or if later, when the compensation was no longer subject to a substantial risk of forfeiture.

Non-Associate Director Participants

General.  Each director who is presently not an employee of the Company (Non-Associate Director participant) will generally be awarded an Annual Equity Award in an amount which the Board of Directors determines to be competitive by industry standards, and pursuant to such terms, conditions, and restrictions as determined by the Board of Directors. Currently, there are nine Non-Associate Directors eligible to participate in the Plan. An initial grant will also automatically be granted to each new Non-Associate Director participant on his or her first being elected as a director in a pro rata amount of the Annual Equity Award for that year, based on the date of election.

Non-Transferability.  A Non-Associate Director participant may not transfer, sell, assign, pledge, or otherwise encumber or dispose of any shares of Common Stock received in connection with an Annual Equity Award while serving as a director.

Federal Income Tax Consequences.  The federal income tax implications for Non-Associate Director participants are substantially similar to those for Associate participants, except that Non-Associate Director participants may not receive ISOs or cash incentive awards. Any election to defer compensation and any election to defer distributions will be made in compliance with Code Section 409A, if applicable.

Miscellaneous.  The Board of Directors may amend the 2014 Plan from time to time as it deems advisable and may terminate the 2014 Plan at any time. Amendments to increase the total number of shares of the Common

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Stock reserved under the 2014 Plan or that otherwise constitute material changes to the 2014 Plan under applicable tax or securities laws or the listing standards of the New York Stock Exchange require stockholder approval. Except as otherwise provided in or permitted by the 2014 Plan or by the terms, if any, of an Award under the 2014 Plan, no termination or amendment of the 2014 Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder. If the 2014 Plan is approved by stockholders, no further awards will be granted under any prior plan after the effective date of the 2014 Plan.

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BACKGROUND TO PROPOSALS 4 AND 5

Our business operations have generated significant net operating losses and unrealized tax losses (collectively, “NOLs”), and we may generate additional NOLs in future years. Under federal tax laws, we generally can use our NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2013, we had more than $2 billion in NOLs. While we cannot estimate the exact amount of NOLs that we can use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are very valuable assets.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken, we believe it is possible that we could experience an ownership change in the future.

After careful consideration, our Board of Directors determined that the most effective way to protect the benefits of our NOLs for long-term stockholder value is to adopt both the Protective Amendment to the J. C. Penney Company, Inc. Restated Certificate of Incorporation, as amended (the “Protective Amendment”) and the J. C. Penney Company, Inc. Amended and Restated Rights Agreement (the “Amended Rights Agreement”). The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below under Proposal 4, and its full terms can be found in Annex B to this Proxy Statement. The Protective Amendment will not be put into effect until it is approved by our stockholders at the Annual Meeting.

On January 27, 2014, our Board of Directors approved, and the Company entered into, the Amended Rights Agreement, which is described below under Proposal 5 and the full terms of which can be found in Annex C to this Proxy Statement. The Amended Rights Agreement, pursuant to which the Company has issued certain stock purchase rights with terms designed to deter transfers of our common stock that could result in an ownership change, requires stockholder approval to remain in effect. The Amended Rights Agreement will expire immediately following the final adjournment of the Annual Meeting if stockholder approval of the Amended Rights Agreement is not received.

The Board of Directors urges our stockholders to carefully read each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Amended Rights Agreement,” beginning on page 72 of this Proxy Statement, and the full terms of the Protective Amendment and the Amended Rights Agreement, attached as Annex B and Annex C, respectively, to this Proxy Statement. It is important to note that neither measure offers a complete solution, and an ownership change may occur even if the Protective Amendment and the Amended Rights Agreement are approved. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an

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ownership change to occur, and the Amended Rights Agreement may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board of Directors believes that the adoption of both measures is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board of Directors strongly recommends that stockholders approve the Protective Amendment and the Amended Rights Agreement.

PROPOSAL 4 — APPROVAL OF THE PROTECTIVE AMENDMENT

For the reasons discussed above under “Background to Proposals 4 and 5,” the Board of Directors recommends that stockholders approve the Protective Amendment to the J. C. Penney Company, Inc. Restated Certificate of Incorporation, as amended. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382, which in turn could materially inhibit our ability to use our NOLs to reduce any future income tax liability. The Board of Directors believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect our NOLs.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a direct or indirect holder of 4.9% of our stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers an opportunity to receive their money back from prohibited purchases. The Board of Directors has adopted resolutions approving and declaring the advisability of amending the Restated Certificate of Incorporation as described below and as provided in Annex B to this Proxy Statement; however, in order for the Protective Amendment to be implemented, it first must be approved by stockholders at the Annual Meeting.

Description of the Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the full text of the Protective Amendment, which is contained in a proposed new Article Eleventh of our Restated Certificate of Incorporation and can be found in Annex B to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers.  The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any Person (as defined below) from less than 4.9% to 4.9% or more of our common stock; or
•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.9% or more of our common stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.9% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations promulgated thereunder)

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will apply in determining whether a Person is a 4.9% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers.  Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of the Delaware General Corporation Law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as

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excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions.  In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.

In addition, the Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If the Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, the Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.

In the event of a change in law, the Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.9%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

The Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our stockholders approve the Protective Amendment, we intend to promptly file the Protective Amendment with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to immediately thereafter enforce the restrictions in the Protective Amendment to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii) the Board of Directors’ determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which the Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as the Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. The Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if the Board of Directors has determined that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs.

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Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board of Directors can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.
•	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
•	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board of Directors has adopted the Amended Rights Agreement, which is intended to act as a deterrent to any person acquiring more than 4.9% of our stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

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•	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
•	Our redemption or buyback of our common stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of stockholders who are not individually 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Required Vote

To be approved, this proposal must receive the affirmative vote of a majority of the shares of our common stock outstanding as of the record date for the Annual Meeting. The Protective Amendment, if approved, would become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved.

The Board of Directors recommends a vote FOR the approval of the Protective Amendment.

PROPOSAL 5 APPROVAL OF THE AMENDED RIGHTS AGREEMENT

The Amended Rights Agreement

On January 27, 2014, our Board of Directors adopted the Amended Rights Agreement, which amended, restated and replaced the rights agreement the Board of Directors had previously adopted on August 22, 2013. The Amended Rights Agreement will expire immediately following the final adjournment of the Annual Meeting if stockholder approval of the Amended Rights Agreement has not been received. Subject to certain limited exceptions, the Amended Rights Agreement is designed to deter any person from buying our common stock (or any interest in our common stock) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.9% or more of our then-outstanding common stock without approval of the Board of Directors.

The Amended Rights Agreement is intended to protect stockholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Because of the possible limitations of the Protective Amendment in preventing transfers of our common stock that may result in an ownership change, as further described above under Proposal 4, the Board of Directors believes it is in our and our stockholders’ best interests to approve the Amended Rights Agreement.

The following description of the Amended Rights Agreement is qualified in its entirety by reference to the text of the Amended Rights Agreement, which can be found in Annex C to this Proxy Statement. Please read the Amended Rights Agreement in its entirety, as the discussion below is only a summary.

Description of the Amended Rights Agreement

The Amended Rights Agreement is intended to act as a deterrent to any person or group becoming the beneficial owner of 4.9% or more of our outstanding common stock (an “Acquiring Person”) without the approval of the Board of Directors, other than as a result of (x) repurchases of stock by the Company, (y) a stock

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dividend, stock split, reverse stock split or similar transaction or (z) certain inadvertent actions by certain stockholders. However, no person who, at the time of the first public announcement of the Amended Rights Agreement, beneficially owned 4.9% or more of the outstanding shares of common stock will be deemed an Acquiring Person, unless and until such person acquires beneficial ownership of additional shares of common stock, with certain exceptions. In addition, no person who beneficially owns 4.9% or more of the outstanding shares of common stock will be deemed an Acquiring Person if the Board of Directors, in its sole discretion, so determines in light of the intent and purposes of the Amended Rights Agreement or other circumstances facing the Company.

The Rights.  The Board of Directors authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of the close of business on September 3, 2013. Subject to the terms, provisions and conditions of the Amended Rights Agreement, if these rights become exercisable, each right would initially represent the right to purchase from us a unit consisting of one one-thousandth of a share of our Series C Junior Participating Preferred Stock for a purchase price of $55.00 per unit. If issued, each fractional share of preferred stock would generally give a stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability.  The rights will not be exercisable until the earlier of (i) the close of business on the tenth business day after public announcement that a person has become an Acquiring Person (the date of such public announcement is referred to herein as the “Stock Acquisition Date”) or (ii) the close of business on the tenth business day (or such later date as the Board of Directors shall determine) after a third party makes a tender or exchange offer which, if consummated, would result in such third party becoming an Acquiring Person. In this Proxy Statement, we refer to the date on which the rights become exercisable as the “Distribution Date.”

Prior to a Distribution Date, the rights will be evidenced by, and trade with, the common stock and will not be exercisable or transferable apart from the common stock. After a Distribution Date, the rights agent would send certificates representing rights to stockholders and the rights would trade independent of the common stock.

“Flip-in” Feature.  If any person or group of affiliated or associated persons becomes an Acquiring Person, then each right (other than rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) will entitle the holder to purchase, at the then current exercise price, common stock (or, in certain circumstances, a combination of common stock, other securities, cash or other property) having a value of twice the exercise price of the right, in effect enabling a purchase at half-price. However, rights are not exercisable following such an event until such time as the rights are no longer redeemable by the Company as described below.

“Flip-over” Feature.  If, at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company engages in a merger or other business combination transaction or series of related transactions in which the Company is not the surviving corporation, the common stock is changed or exchanged, or fifty percent or more of its assets, cash flow or earning power is sold, then each right (not previously voided by the occurrence of a “flip-in event”) will entitle the holder to purchase, at the right’s then current exercise price, common stock of such Acquiring Person having a value of twice the right’s then current exercise price, in effect enabling a purchase at half-price.

Exchange.  At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent or more of the then outstanding common stock, the Board of Directors may, in lieu of allowing rights to be exercised, cause each outstanding right (other than rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) to be exchanged for one share of common stock or one one-thousandth of a share of preferred stock, in each case as adjusted to reflect stock splits or similar transactions.

Redemption.  The rights may be redeemed by the Board of Directors, at a price of $0.001 per right, at any time prior to the earlier of (i) the Stock Acquisition Date or (ii) the final expiration of the rights.

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Anti-Dilution Provisions.  The purchase price payable and the number of preferred shares issuable upon exercise of the rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares. With certain exceptions, no adjustments to the purchase price of less than 1% will be made.

Amendments.  Prior to a Distribution Date, the Company may amend the Amended Rights Agreement in any respect. From and after a Distribution Date, the Board of Directors may amend the Amended Rights Agreement in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with any other provisions, (iii) shorten or lengthen any time period (e.g., the redemption period prior to the rights becoming non-redeemable) or (iv) change or supplement the provisions in any manner which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of certificates representing rights. The Amended Rights Agreement, however, may not be amended at such time as the rights are not redeemable (other than certain limited technical amendments).

Expiration.  The rights will expire on the earliest of (i) the close of business on January 26, 2017 or such later date as may be established by the Board of Directors prior to the expiration of the rights, (ii) the time at which the rights are redeemed or exchanged pursuant to the Amended Rights Agreement, (iii) the repeal of Section 382 or any successor statute if the Board of Directors determines that the Amended Rights Agreement is no longer necessary or desirable for the preservation of our NOLs, (iv) the beginning of a taxable year of the Company to which the Board of Directors determines that our NOLs may not be carried forward or (v) immediately following the final adjournment of the Annual Meeting if stockholder approval of the Amended Rights Agreement has not been received.

Required Vote

To be approved, this proposal must receive the affirmative vote of the shares of common stock present in person or by proxy at the Annual Meeting that are entitled to vote on such matter. If the Amended Rights Agreement is not approved by our stockholders, the Amended Rights Agreement will terminate immediately following the final adjournment of the Annual Meeting.

The Board of Directors recommends a vote FOR the approval of the Amended Rights Agreement.

CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT AND THE AMENDED RIGHTS AGREEMENT

The Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under “Background to Proposals 4 and 5” is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment and the Amended Rights Agreement are approved. Please consider the items discussed below in voting on Proposals 4 and 5.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the Amended Rights Agreement are in place.

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Continued Risk of Ownership Change

Although the Protective Amendment and the Amended Rights Agreement are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 4.

Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, the Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs. The Amended Rights Agreement could have a similar effect if investors object to holding our common stock subject to the terms of the Amended Rights Agreement.

Potential Anti-Takeover Impact

The reason the Board of Directors approved the Protective Amendment and the Amended Rights Agreement is to preserve the long-term value of our NOLs. The Protective Amendment and the Amended Rights Agreement are not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.9% of our common stock and the ability of persons, entities or groups now owning more than 4.9% of our common stock to acquire additional shares of our common stock without the approval of the Board of Directors. Similarly, the Amended Rights Agreement could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders, and the Amended Rights Agreement may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Amendment and the Amended Rights Agreement proposals are not the result of any potential takeover transaction known to us and are not part of a plan by us to adopt a series of anti-takeover measures.

Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an “interested stockholder”) cannot be completed for a period of three years after the time the person became an interested stockholder unless (i) prior to such time, our Board of Directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon

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consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board of Directors and by the affirmative vote of the holders of at least 66-2/3% of our outstanding voting stock not owned by the interested stockholder.

Our Restated Certificate of Incorporation and our bylaws contain certain provisions that may also be deemed to have a potential anti-takeover effect, including:

•	In non-contested elections, each director must be elected by the affirmative vote of the majority of the votes cast with respect to that director’s election, subject to our director resignation policy described on page 1 of this Proxy Statement; in a contested election, directors are elected by a plurality. Cumulative voting is not permitted in the election of directors.
•	Stockholders have no preemptive right to acquire our securities.
•	Stockholders may not act by written consent. The provisions regarding action by written consent require the vote of at least a majority of the combined voting power of the then-outstanding shares of voting stock, voting together as a single class, to be removed or amended.
•	Our bylaws contain advance notice requirements for any stockholder to present a nomination for director or other proposal at an annual or special meeting of stockholders.
•	Only the Board of Directors can call special meetings of stockholders and the only business that may be brought before a special meeting is such business specified by the Board in the notice of the meeting.
•	Our authorized but unissued shares of common stock and preferred stock may be issued without additional stockholder approval and may be utilized for a variety of corporate purposes.

Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.9% of our Common Stock

If you already own more than 4.9% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.9% or more of our common stock or create a new holder of 4.9% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.9% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.9% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.9% of our common stock.

Effect of the Protective Amendment If You Vote Against It

Delaware law provides that the transfer restrictions of the Protective Amendment with respect to shares of our common stock issued prior to its effectiveness will be effective as to (i) stockholders with respect to shares that were voted in favor of approving the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all

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shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

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PROPOSAL 6 — ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Human Resources and Compensation Committee of the Board of Directors is responsible for establishing and implementing our executive compensation program. The Human Resources and Compensation Committee determines compensation for each named executive officer other than the CEO. The CEO’s compensation is determined by all of the independent directors of the Board. Our executive compensation program is designed to link pay to Company performance and align the pay of our named executive officers with the interests of our stockholders. Because we did not achieve our fiscal 2013 goals, the majority of the fiscal 2013 compensation for our named executive officers was not earned and therefore was not paid. Stockholders are encouraged to read the Compensation Discussion and Analysis section for a more detailed discussion of how the Company’s compensation program reflects our overall philosophy and objectives.

As required by Section 14A of the Exchange Act and pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are asking stockholders to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers described in this Proxy Statement in the Compensation Discussion and Analysis section and the tabular disclosure regarding named executive officer compensation together with the accompanying narrative disclosure, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board of Directors values the opinions of the Company’s stockholders and will take into account the outcome of the vote when considering future compensation decisions. At the 2011 annual meeting, the Board recommended, and the stockholders approved, holding an annual vote on the compensation of our named executive officers.

The Board recommends a vote FOR the approval of the compensation of the named executive officers.

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OTHER BUSINESS MATTERS

Stockholder Proxy Proposal Deadline

Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is November [19], 2014.

Stockholder Business — Annual Meeting

Stockholders who wish to introduce an item of business at an annual meeting of stockholders may do so in accordance with JCPenney’s Bylaw procedures. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must do so by a written notice timely received (not later than 90 days in advance of such meeting) by the Corporate Secretary of the Company. Any notice of intent to introduce an item of business at an annual meeting of stockholders must contain the name and address of the stockholder, and a representation that the stockholder is a holder of record and that the stockholder intends to appear in person or by proxy at the meeting. Notice of an item of business shall include a brief description of the proposed business and any material interest of the stockholder in such business.

The chair of the annual meeting may refuse to allow the transaction of any business not presented in compliance with the foregoing procedures.

Timing

It is currently expected that the 2015 Annual Meeting of Stockholders will be held on or about May 15, 2015, in which event any advance notice of nominations for directors and items of business (other than proposals intended to be included in the proxy statement and form of proxy, which as noted above must be received by November [19], 2014) must be given by stockholders and received by the Secretary of the Company by February 14, 2015. The Company does, however, retain the right to change the date of the 2015 Annual Meeting of Stockholders as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the 90-day advance notice period referred to above. Copies of the Company’s Bylaws are available on our website at www.jcp.com or you may request a copy from the Corporate Secretary of the Company.

Janet Dhillon, Secretary

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ANNEX A

2014 J. C. PENNEY COMPANY, INC.

LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN

The purpose of this 2014 Long-Term Incentive Plan is to provide long-term incentives to associates and non-associate directors of J. C. Penney Company, Inc., its subsidiaries and affiliates, or any unit thereof, in order to align the interests of such associates and non-associate directors with those of the Company’s stockholders, to motivate associates to achieve business objectives promoting the long-term growth, profitability and success of the Company, and to assist the Company in retaining and attracting the best associates and non-associate directors in retail.

ARTICLE II

DEFINITIONS

“Associate” means any person who is employed, within the meaning of section 3401 of the Code, by the Company or a Subsidiary.

“Award” means an Equity Award or a Cash Incentive Award.

“Award Notice” means the notice of an Award to a Participant in such form and delivered by such means as the Committee or its designee may establish from time to time that sets out the terms of the grant of the Award, including any amendment thereto. Each Award Notice will be subject to the terms of the Plan.

“Beneficiary” means the beneficiary designated by a Participant, in a manner authorized by the Committee or its designee, to exercise the rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, the Beneficiary will be the Participant’s estate.

“Board” means the Board of Directors of the Company.

“Cash Incentive Awards” shall mean annual or long-term Performance Awards issued pursuant to the requirements of Article VIII that are expressed in U. S. currency.

“Cause” means (i) “cause,” or “summary dismissal” as the case may be, as that term may be defined in any written agreement between a Participant and the Company or a Subsidiary that may at any time be in effect, (ii) in the absence of a definition in a then-effective agreement between a Participant and the Company or a Subsidiary (as determined by the Committee), “cause” as that term may be defined in any Award Notice under the Plan, or (iii) in the absence of a definition in a then-effective agreement between a Participant and the Company or a Subsidiary (as determined by the Committee), or any Award Notice under the Plan, termination of a Participant’s employment with the Company or a Subsidiary on the occurrence of one or more of the following events:

(a)	The Participant’s failure to substantially perform such Participant’s duties with the Company or any Subsidiary as determined by the Board or the Company;

(b)	The Participant’s willful failure or refusal to perform specific directives of the Board, the Company, or any Subsidiary, which directives are consistent with the scope and nature of the Participant’s duties and responsibilities;

(c)	The Participant’s conviction of a felony; or

(d)	A breach of the Participant’s fiduciary duty to the Company or any Subsidiary or any act or omission of the Participant that (A) constitutes a violation of the Company’s Statement of Business ethics, (B) results in the assessment of a criminal penalty against the Company, (C) is otherwise in violation of any federal, state, local or foreign law or regulation (other than traffic violations and other similar misdemeanors), (D) adversely affects or could reasonably be expected to adversely affect the business reputation of the Company, or (E) otherwise constitutes willful misconduct, gross negligence, or any act of dishonesty or disloyalty.

“Code” means the Internal Revenue Code of 1986, as amended, and rules and regulations thereunder, as now in force or as hereafter amended.

“Committee” means a committee appointed by the Board in accordance with the by-laws of the Company and the Charter for the Human Resources and Compensation Committee of the Board, or any committee of the Board that replaces the Human Resources and Compensation Committee. The Committee will consist of at least three Directors who (i) satisfy any applicable standards of independence under the federal securities and tax laws and the listing standards of the New York Stock Exchange (“NYSE”) or any other national securities exchange on which the Common Stock is listed as in effect from time, (ii) qualify as “non-employee directors” within the meaning of Rule 16b-3, and (iii) satisfy the requirements to be considered an “outside director” under section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder. If at any time no Committee will be in office, then the functions of the Committee specified in the Plan will be exercised by the members of the Board that otherwise satisfy the requirements to be a member of the Committee.

“Common Stock” means common stock, $0.50 par value per share, of the Company, or any security issued in substitution, exchange or in lieu therefore.

“Company” means J. C. Penney Company, Inc., a Delaware corporation, and any successor thereof.

“Corporation” means J. C. Penney Corporation, Inc., a Delaware corporation, and any successor thereof.

“Covered Employee” means a Participant who is, or is determined by the Committee as likely to become, a “covered employee” within the meaning of section 162(m) of the Code.

“Date of Grant” means the “date of grant” specified in the Award Notice with respect to an Equity Award, which will be a date not prior to the date on which the Committee takes all actions necessary to grant the Equity Award, and, unless otherwise specified in Determinations adopted by the Committee, will be:

(a)	for grants of Equity Awards to new hires, the third full Trading Date following the date of public release of the Company’s earnings for the later of (i) the fiscal quarter in which such grant was approved, and (ii) the fiscal quarter in which the Associate’s employment with the Company began;

(b)	for grants of Equity Awards to selected Associates under the Company’s Stock Recognition Award Program or any similar program then in effect and to selected non-executive officer Associates for retention, promotion, pay adjustment, or spot recognition purposes, and for other similar off-cycle grants of equity awards, the third full Trading Date following the date of public release of the Company’s earnings for the fiscal quarter in which such grant was approved; and

(c)	for annual grants of Equity Awards to Associates, the third full Trading Date following approval of the grant by the Committee.

If the proposed Date of Grant occurs on a date on which Company insiders are prohibited from trading in Common Stock, then the Date of Grant for an Equity Award will be the first Trading Date following the date specified above on which Company insiders are no longer subject to the prohibition.

“Director” means a member of the Board.

“Disability” means for any Award subject to section 409A of the Code, “Disability” as defined in section 409A(a)(2)(C) of the Code. For any Award not subject to section 409A of the Code, “Disability” means disability as defined in any then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Notice, “Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Employment” means that the provision of services to the Company or a Subsidiary in any capacity as an Associate is not interrupted or terminated. Except as otherwise provided in a particular Award Notice, service will not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiary, or any successor, in any capacity as Associate, or (iii) any change in status as long as the individual remains in the service of the Company or an Subsidiary in any capacity as Associate. An approved leave of absence will include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if any leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option will be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90) day period.

“Equity Award” means a Stock Option, Stock Appreciation Right, or Stock Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, and the regulations promulgated thereunder. Reference in the Plan to any section of the Exchange Act will be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Fair Market Value” means, as of any date, the closing price on such date as reported in the composite transaction table covering transactions of NYSE listed securities, or if such Exchange is closed, or if the Common Stock does not trade on such date, the closing price reported in the composite transaction table on the last trading date immediately preceding such date, or such other amount as the Committee may ascertain reasonably to represent such fair market value; provided, however, that such determination will be in accordance with the requirements of Treasury Regulation section 1.409A-1(b)(5)(iv), or its successor.

“Incentive Stock Option” means a Stock Option that satisfies the requirements of section 422 of the Code.

“Non-Associate Director” means a member of the Board who is not an Associate.

“Non-Qualified Stock Option” means a Stock Option that is not intended to qualify as an Incentive Stock Option (including, without limitation, any Stock Option to purchase Common Stock originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

“Participant” means an Associate or a Director who has been granted and holds an Award.

“Performance Award” means an Award granted under this Plan of Common Stock, rights based upon, payable in or otherwise related to shares of Common Stock (including Restricted Stock), Restricted Stock Units or cash, as the Committee may determine, at the end of a specified Performance Period based on the attainment of one or more Performance Goals. Performance Awards will include awards of Performance-Based Compensation.

“Performance-Based Compensation” means an Award to a person who is a Covered Employee that is intended to constitute “performance-based compensation” under section 162(m)(4)(C) of the Code.

“Performance Measure” means any of the following business criteria that may be used by the Company in establishing a Performance Goal:

(a)	Earnings Per Share;

(b)	Total Stockholder Return;

(c)	Operating Income;

(d)	Net Income;

(e)	Cash Flow;

(f)	Gross Profit;

(g)	Gross Profit Return on Investment;

(h)	Return on Equity;

(i)	Return on Capital;

(j)	Sales;

(k)	Revenues;

(l)	Gross Margin;

(m)	Gross Margin Return on Investment;

(n)	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA);

(o)	Earnings Before Interest and Taxes (EBIT); or

(p)	Operating Profit.

“Performance Goal” means any goal established by the Committee or its designee that must be satisfied before a Performance Award will be payable, in whole or in part, to a recipient of the Award. With respect to an Award that is intended to constitute Performance-Based Compensation, “Performance Goal” means the specific target established by the Committee under section 162(m) of the Code and applicable Treasury regulations thereunder that is based on one or more Performance Measures and that must be met before Performance-Based Compensation will be payable to a Covered Employee.

“Performance Period” means with respect to a Performance Award the period established by the Committee or its designee at the time the Award is granted, or at any time thereafter, during which the performance of the Company, a Subsidiary, or any Associate Participant is measured for the purpose of determining whether and to what extent the Performance Award’s Performance Goal has been achieved.

“Plan” means this 2012 Long-Term Incentive Plan as it may be amended from time to time.

“Prior Plan” means any equity compensation or long-term incentive compensation plan or program previously established and maintained by the Company.

“Restricted Stock” means any shares of Common Stock granted as an Equity Award that is subject to restrictions or a substantial risk of forfeiture.

“Restricted Stock Unit” means an Equity Award that represents an unsecured promise by the Company to issue a share of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of a share of Common Stock, subject to restrictions or a substantial risk of forfeiture.

“Retirement” means, unless otherwise provided in a particular Award Notice or specified in Determinations adopted by the Committee, an Associate’s termination of Employment with the Company or any of its Subsidiaries other than for Cause on or after the date the employee attains age 55 with at least 15 years of service, or on or after the employee attains age 60 with at least 10 years of service.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor rule promulgated by the SEC under the Exchange Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and in effect from time to time, and the regulations promulgated thereunder. Reference in the Plan to any section of the Securities Act will be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Separation Pay Plan” means the J. C. Penney Corporation, Inc. Separation Pay Plan, as such plan may be amended from time to time, and any successor plan or program that replaces the plan.

“Stock Appreciation Right” means a right to receive, on exercise of that right, an amount, in shares of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of such shares of Common Stock, equal to the difference between the Fair Market Value of a share of Common Stock as of the date of exercise of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock as determined under Section 6.3(a).

“Stock Award” means an award of shares of Common Stock, Restricted Stock or a Restricted Stock Unit.

“Stock Option” means a right to purchase from the Company at any time not more than ten years following the Date of Grant, one share of Common Stock for an exercise price not less than the Fair Market Value of a share of Common Stock on the Date of Grant, subject to such terms and conditions established under Section 6.1 hereof. Stock Options may either be Incentive Stock Options or Non-Qualified Stock Options.

“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, in which each of the corporations or entities other than the last corporation or other entity in the unbroken chain owns stock or other voting securities constituting fifty percent or more of the total combined voting power in one of the other corporations or entities in such chain as determined at the point in time when reference is made to such Subsidiary in this Plan.

“Trading Date” means a day on which the Company’s Common Stock trades on the NYSE.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1 Shares Available for Awards. Subject to the provisions of this Article 3.1, and adjustment as provided in Section 12.7, the maximum number of shares of Common Stock available for Awards under the Plan is 32,000,000 shares of Common Stock, less one (1) share of Common Stock for every one (1) share that was subject to an option or stock appreciation right granted after January 31, 2014 and prior to the effective date of the Plan under any Prior Plan, and two (2) shares of Common Stock for every one (1) share that was subject to an award other than an option or stock appreciation right granted after January 31, 2014 and prior to the effective date of the Plan under any Prior Plan. The aggregate number of shares of Common Stock available for Awards under the Plan will be reduced by one (1) share of Common Stock for each share subject to a Stock Option or a Stock Appreciation Right and two (2) shares of Common Stock for each share subject to a Stock Award. The shares of Common Stock available for delivery under this Plan may consist of Common Stock held in treasury, authorized but unissued shares of Common Stock, or shares of Common Stock purchased or held by the Company or a Subsidiary for purposes of the Plan, or shares available from the Prior Plan, or any combination thereof. After the effective date of the Plan, no other awards may be granted under any Prior Plan.

3.2 Shares Again Available. If (i) any shares of Common Stock subject to an Award are forfeited or cancelled, or any such Award terminates, lapses, or expires, is settled without full delivery of the shares of Common Stock underlying the Award, or (ii) after January 31, 2014, any shares of Common Stock subject to an award under any Prior Plan are forfeited or cancelled, or any such award terminates, lapses, or expires, is settled without full delivery of the shares of Common Stock underlying the award, then in each such case the shares of Common Stock subject to such Award or award under any Prior Plan will, to the extent of any such forfeiture, termination, lapse, cancellation, or expiration be added to the shares available for issuance under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after January 31, 2014, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the shares available for Awards under the Plan. Each share of Common Stock that again becomes available for an Award as provided in this Section 3.2 will increase the total number of shares of Common Stock available for Awards under Section 3.1 by (i) one (1) share of Common Stock if that share of Common Stock was subject to a Stock Option or Stock Appreciation Right under the Plan or a stock option or stock appreciation right under a Prior Plan, and (ii) two (2) shares of Common Stock if that share of Common Stock was subject to a Stock Award or a stock award under a Prior Plan. Notwithstanding the foregoing, shares of Common Stock (a) tendered by a Participant or withheld by the Company in payment of the exercise price of an Option, or after January 31, 2014, an option under any Prior Plan, (b) not issued on the net settlement or net exercise of Stock Appreciation Rights, or after January 31, 2014, stock appreciation rights under any Prior Plan, (c) delivered by a Participant or withheld by the Company to pay withholding taxes related to Options or Stock Appreciation Rights or, after January 31, 2014, options or stock appreciation rights under a Prior Plan, or (d) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after January 31, 2014, options under any Prior Plan, will not again become available for issuance and will not be added to the shares authorized for grant under the Plan.

Shares of Common stock issued in connection with Awards that are assumed, converted or substituted pursuant to an event described in Section 12.8 or a Change in Control or assumed or issued in substitution of awards to employees of companies acquired by the Company will not reduce the maximum limitation specified in Section 3.1 (nor shall shares subject to a substitute award be added to the shares available for Awards under the Plan as provided above). Further, where the number of shares of Common stock subject to an Award is variable on the Date of Grant, the number of shares to be counted against the shares authorized under the Plan prior to the settlement of the Award will be the maximum number of shares that could be received under the Award.

3.3 Individual Award Limitations on Equity Awards. Subject to the provisions of Sections 12.7 and 12.8, the following individual Award limits will apply:

(a)	During the term of the Plan, the maximum number of shares of Common Stock available for grant as Incentive Stock Options under the Plan will not exceed the maximum number of shares of Common Stock available for Awards under the Plan as provided in Section 3.1.

(b)	During any fiscal year no Participant will be granted Stock Option and Stock Appreciation Right Awards for collectively more than 4,000,000 shares of Common Stock, and Performance Awards with a payout, at maximum, of more than 3,000,000 shares of Common Stock.

ARTICLE IV

ADMINISTRATION

The Plan will be administered by, or under the direction of the Committee. The Committee will administer the Plan so as to comply at all times with the Exchange Act and the Code, as applicable, and will otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business (“Determinations”). All interpretations and Determinations of the Committee may be made on an individual or group basis, and will be final, conclusive, and binding on all interested parties. The Committee may delegate, to the fullest extent permitted by law, its responsibilities under the Plan to persons other than its members, subject to such terms and conditions as it may determine, other than: (i) the making of grants and awards under the Plan to individuals subject to Section 16 of the Exchange Act; and (ii) the grant of Performance-Based Compensation. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee or its delegate fails to so comply, such provision or action will, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided; however, that if such provision or action cannot be amended to effect such compliance, such provision or action will be deemed null and void, to the extent permitted by law and deemed advisable by the relevant authority. Each Award to a Participant subject to Section 16 of the Exchange Act under this Plan will be deemed issued subject to the foregoing qualification. Further, except as otherwise specifically provided in an Award Notice or Determinations, Awards under this Plan are generally intended to be exempt from Section 409A of the Code and the Plan will be interpreted accordingly.

ARTICLE V

ELIGIBILITY

Under the Plan: (i) Awards may be made to such Associates, including officers and Associate Directors of the Company, as the Committee may determine; and (ii) Equity Awards will be made pursuant to Article X below to individuals who serve as Non-Associate Directors of the Company (including any former Associate Participant). In determining the Associate Participants who are to receive Awards and the number of shares covered by any Equity Award, the Committee may take into account the nature of the services rendered by the Associate Participants, their contributions to the Company’s success, their position levels and salaries, and such other factors as the Committee, in its discretion, may consider relevant in light of the purposes of the Plan.

ARTICLE VI

STOCK OPTIONS AND

STOCK APPRECIATION RIGHTS

6.1 Terms and Conditions of Stock Options. The Committee may grant Stock Options alone or in addition to other Awards granted under this Plan to any Associate Participant. The Committee will determine (i) whether each Stock Option will be granted as an Incentive Stock Option or a Non-Qualified Stock Option, and (ii) the provisions, terms and conditions of each Stock Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Option, the exercise price of the Stock Option, the period during which the Stock Option may be exercised, repurchase provisions, forfeiture provisions, methods for payment of the exercise price of the Stock Option, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Option, subject to the following:

(a)	Form of Stock Option Grant. Each Stock Option granted under the Plan will be evidenced by an Award Notice (which need not be the same for each recipient of a Stock Option Award) that is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Stock Option that is intended to be an Incentive Stock Option will comply with section 422 of the Code. The Award Notice evidencing the Stock Option grant will be delivered to the recipient with a copy of the Plan, and other relevant Stock Option documents, within a reasonable time after the Date of Grant.

(b)	Exercise Period. Unless a shorter period is otherwise provided in an Award Notice, each Stock Option will expire and all rights to purchase shares of Common Stock thereunder will cease ten years after the Date of Grant.

(c)	Exercise Price and Terms. The exercise price of a Stock Option will be not less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Stock Option and during its term the Stock Option will be exercisable only on the event or events determined by the Committee and set forth in the Award Notice.

(d)	Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Date of Grant of a Stock Option) of Common Stock that any Associate is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of section 422 of the Code) granted under any other incentive stock option plan of the Company or a Subsidiary will not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, the Stock Options that are intended to be Incentive Stock Options on the Date of Grant thereof for the first $100,000 worth of shares of Common Stock to become exercisable in such year will be considered to constitute incentive stock options within the meaning of section 422 of the Code and the Stock Options that are intended to be Incentive Stock Options on the Date of Grant thereof for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year will be treated as Non-Qualified Stock Options. If an Incentive Stock Option is granted to an Associate that owns more than 10% of the total combined voting power of all classes of stock of the Company (i) the exercise price of the Incentive Stock Option will not be less than 110% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Incentive Stock Option, and (ii) the Incentive Stock Option will expire and all rights to purchase shares of Common Stock thereunder will cease five years after the Date of Grant. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different rules and/or limits governing Incentive Stock Options than those described in this Section 6.1(d), such different rules and/or limit will be incorporated herein and will apply to any Incentive Stock Options granted after the effective date of such amendment.

(e)	Dividend and Dividend Equivalents. No grant of a Stock Option may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Option.

(f)	Extension of the Term of a Stock Option. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Option, other than an Incentive Stock Option, would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the term of the Stock Option will be automatically extended until the close of trading on the 30th Trading Date following the expiration of any such prohibition.

6.2 Exercise of Stock Options.

(a)	Notice. Stock Options may be exercised only by delivery to the Company, or its designee, of notice, in such form as is permitted by the Committee or its designee, stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be considered appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Stock Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. The effective date of exercise of a Stock Option (which in no event, may be beyond the expiration date of the Stock Option) will be, unless otherwise provided in Determinations adopted by the Committee:

(i)	in connection with a sell order for the underlying stock that is a “Sell-to-Cover Order,” a “Same-Day-Sale Exercise Order,” a Limit Order, a “Good-till” Cancelled Order or the like, the date on which such sell order is actually executed.

(ii)	in connection with an “Exercise and Hold” (cash exercise) transaction, the date the requisite funds are received by the Company at its home office in Plano, Texas or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party, in the manner determined by the Chief Executive Officer or the Chief Talent Officer, or their respective successors by title or office.

Provided, however, that if the date of exercise, as otherwise determined pursuant to this Section 6.2(a), including any Determinations adopted by the Committee, is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if an exercise instruction is received after the close of the NYSE on a particular day it will be deemed received as of the opening of the next Trading Date. If a Stock Option is granted in tandem with any other Equity Award, there will be surrendered and cancelled from the related Equity Award at the time of exercise of the Stock Option, in lieu of exercise pursuant to the related Equity Award, that number of shares of Common Stock as equals the number of shares of Common Stock as to which the tandem Stock Option will have been exercised.

(b)	Early Exercise. An Award Notice may, but need not, include a provision that permits the Participant to elect at any time while an Associate, to exercise all or any part of the Stock Option before full vesting of the Stock Option. Any unvested shares of Common Stock received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Subsidiary or to any other restriction the Committee determines to be appropriate.

(c)	Payment. Payment equal to the aggregate exercise price for the shares subject to a Stock Option and for which notice of exercise has been provided by an Associate Participant, including an Associate Participant that has terminated Employment, to the Company, along with any applicable withholding taxes as described in Section 12.11, will be tendered in full, with the notice of exercise, in cash (by check) or, unless otherwise prohibited in a specific Award Notice or by law or applicable regulation, by:

(i)	the actual or constructive transfer to the Company of nonforfeitable, non-restricted shares of Common Stock that have been owned by the Participant for more than six months, or such shorter time as may be permitted by applicable law, prior to the date of exercise;

(ii)	using the net proceeds (after paying all selling fees) from the sale of some (the “Sell-to-Cover Exercise Method”) or all (the “Same-Day-Sale Exercise Method”), of the shares of Common Stock received on the exercise of the Stock Option, or from any arrangement pursuant to which an Associate Participant, including those Associate Participants who have terminated Employment, irrevocably instructs a broker-dealer to sell a sufficient portion of such shares to pay the exercise price and any withholding obligation, as described in Section 12.11, and related fees thereon and deliver the sale proceeds directly to the Company. The value of the shares of Common Stock used in payment of the exercise price under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be the price at which the Common Stock was sold by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method on the effective date of exercise as described in Section 6.2(a). The amount of the proceeds to be delivered to the Company by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be credited to the Common Stock account of the Company as consideration for the shares of Common Stock to be issued in accordance with the Sell-to-Cover Exercise or the Same-Day-Sale Exercise Method;

(iii)	by surrender for cancellation of shares of Common Stock at the Fair Market Value per share at the time of exercise under a “net exercise” arrangement; provided, however, that use of a “net exercise” arrangement cannot result in the Stock Option being settled either in whole or in part for cash payable to the Associate Participant;

(iv)	in accordance with such other procedures or in such other forms as the Committee will from time to time determine; or

(vi)	any combination of the above.

On payment of all amounts due from the Participant, the Company will cause certificates for the Common Stock then being purchased to be delivered as directed by the Associate Participant (or the person exercising the Associate Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. If the Associate Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock will, however, be subject to the condition that if at any time the Committee will determine in its discretion that the listing, registration or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Committee.

6.3 Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options or stock appreciation rights granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting a Stock Option or Stock Appreciation Right, as applicable, under the Plan in replacement of or in substitution for the option or stock appreciation right assumed by the Company, or (ii) treating the assumed option or stock appreciation right as if it had been granted under the Plan if the terms of such assumed option could be applied to a Stock Option or Stock Appreciation Right, as applicable, granted under the Plan. Such assumption will be permissible if the holder of the assumed option would have been eligible to be granted a Stock Option or Stock Appreciation right, as applicable, hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Stock Options or Stock Appreciation Rights under the Plan in settlement of or substitution for outstanding options or stock appreciation rights, or obligations to grant future options in connection with the Company’s or a Subsidiary’s acquiring another entity, an interest in another entity or an additional interest in an Subsidiary whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of Sections 6.1 or 6.4(c), in the case of a Stock Option or Stock Appreciation Right issued or assumed pursuant to this Section 6.1(e), the exercise price for the Stock Option or Stock Appreciation Right will be determined in accordance with the principles of Sections 424(a) and 409A of the Code, and the Treasury regulations promulgated thereunder.

Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for grant under the Plan (and shares subject to such Awards shall not be added to the shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

6.4 Terms and Conditions of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards granted under this Plan to any Associate. The Committee will determine the provisions, terms and conditions of each Stock Appreciation Right including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Appreciation Right, the exercise price of the Stock Appreciation Right, the period during which the Stock Appreciation Right may be exercised, repurchase provisions, forfeiture provisions, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Appreciation Right, subject to the following:

(a)	Form of Stock Appreciation Right. Each Stock Appreciation Right granted under the Plan will be evidenced by an Award Notice (which need not be the same for each recipient of a Stock Appreciation Right) that is not inconsistent with the Plan. The award Notice evidencing the Stock Appreciation Right grant will be delivered to the recipient with a copy of the Plan, and other relevant Stock Appreciation Right documents, within a reasonable time after the Date of Grant.

(b)	Exercise Period. Unless a shorter period is otherwise provided in an Award Notice, each Stock Appreciation Right will expire and all rights thereunder will cease ten years after the Date of Grant.

(c)	Exercise Price and Terms. The exercise price of a Stock Appreciation Right will be not less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Stock Appreciation Right and during its term the Stock Appreciation Right will be exercisable only on the events determined by the Committee and set forth in the Award Notice.

(d)	Dividend and Dividend Equivalents. No grant of a Stock Appreciation Right may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Appreciation Right.

(e)	Exercise. The grant of the Stock Appreciation Right will provide that the holder will be paid for the value of the Stock Appreciation Right in shares of Common Stock or, at the discretion of the Committee or is designee, cash. In the event of the exercise of a Stock Appreciation Right, the holder of the Stock Appreciation Right will receive that number of shares of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of such shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (A) in the case of a Stock Appreciation Right issued in tandem with a Stock Option, the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price per share of the related Stock Option, or (B) in the case of a stand-alone Stock Appreciation Right, the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation will be specified at the time that the Stock Appreciation Right is granted and stated in the Award Notice.

(f)	Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in tandem with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination or expiration of the related Incentive Stock Option, (iii) may not result in a Participant realizing more than 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option at the time the Stock Appreciation Right is exercised, and (iv) may be exercised at, and only at, such times as the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Stock Appreciation Right is granted in tandem with any other Equity Award, there will be surrendered and cancelled from the related Equity Award at the time of exercise of the Stock Appreciation Right, in lieu of exercise pursuant to the related Equity Award, that number of shares of Common Stock as will equal the number of shares of Common Stock as to which the tandem Stock Appreciation Right will have been exercised.

(g)	Certain Limitations on Non-Tandem Stock Appreciation Rights. A stand-alone Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine at the time of grant and include in the Award Notice. A stand-alone Stock Appreciation Right is subject to such acceleration of vesting rights as the Committee may determine and is subject to provisions of Section 6.5 of this Plan with respect to any exercise rights an Associate Participant may have following a termination of Employment.

(h)	Limited Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights which will become exercisable only upon the occurrence of such events as the Committee may designate at the time of grant and include in the Award Notice. Such a Stock Appreciation Right may be issued either as a stand-alone Stock Appreciation Right or in tandem with a Stock Option.

(i)	Method of Exercise. Subject to the conditions of this Section 6.3 and such administrative regulations as the Committee may from time to time adopt, a Stock Appreciation Right may be exercised only by delivery to the Company, or its designee, of notice, in such form as is permitted by the Committee or its designee, stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is to be exercised. Unless otherwise provided in Determinations adopted by the Committee, the effective date of exercise of a Stock Appreciation Right will be the date of receipt of the written notice by the Company at its home office in Plano, Texas or such other location as the Company may designate, or by a third party duly designated by the Company, in the manner determined by the Company or its designee. If the date of receipt of written notice of exercise is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if notice of exercise is received after the close of the NYSE on a particular day it will be deemed received as of the opening of the next Trading Date.

(j)	Extension of the Term of a Stock Appreciation Right. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Appreciation Right would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the term of the Stock Appreciation Right will be automatically extended until the close of trading on the 30th Trading Date following the expiration of any such prohibition.

6.5 Exercise of a Stock Option or a Stock Appreciation Right Following Termination of Employment. Unless (i) otherwise modified pursuant to Determinations adopted by the Committee, or (ii) a more generous post-termination exercise period is otherwise provided with respect to a particular termination event listed in this Section 6.4 (A) in any written agreement between an Associate Participant and the Company or a Subsidiary that may at any time be in effect, or (B) in the absence of an agreement between an Associate Participant and the Company or a Subsidiary (as determined by the Committee, or its designee) that may at any time be in effect, in an Award Notice, a participant will have the right to exercise a Stock Option or a Stock Appreciation Right following a termination of Employment as follows:

(a)	Termination of Employment with Cause. If the Associate Participant’s Employment with the Company is terminated for Cause, then, notwithstanding any other provision of this Section 6.4(a), all Stock Options or Stock Appreciation Rights granted to the Associate Participant, whether vested, exercisable or otherwise, will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(b)

Voluntary Termination of Employment and Termination of Employment Without Cause. If an Associate Participant voluntarily terminates employment with the Company, or the Associate Participant’s Employment with the Company is terminated involuntarily without Cause, and the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (x) ninety (90) days following the effective date of the termination of the Associate Participant’s Employment, and (y) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment other than for Cause, will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

Notwithstanding the foregoing, if an Associate Participant’s employment terminates due to an involuntary termination of employment without cause and (i) the Associate Participant is a party to any form of executive termination pay agreement between the Associate and the Corporation that does not provide for any period following a termination of employment in which the Associate Participant may exercise any vested but unexercised Stock Option, and (ii) the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, or a termination as a result of a unit closing, job restructuring, position elimination or reduction in force, as determined by the Committee, or its designee, and as defined in the Company’s then existing and effective Separation Pay Plan, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (x) one hundred and twenty (120) days following the effective date of the termination of the Associate Participant’s Employment, and (y) the Award’s original expiration or termination date.

(c)	Termination of Employment as a Result of Disability or Retirement. If the Associate Participant’s Employment with the Company is terminated as a result of the Associate Participant’s Disability or Retirement, any vested, but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (i) five (5) years following the effective date of such termination of the Associate Participant’s Employment, and (ii) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of the Associate Participant’s Disability or Retirement will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(d)	Termination of Employment As a Result of Death. If the Associate Participant’s Employment with the Company is terminated as a result of the Associate Participant’s death, any vested, but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable by the Associate Participant’s Beneficiary through the earlier of (i) five (5) years following the effective date of such termination of the Associate Participant’s Employment, and (ii) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of the Associate Participant’s death will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(e)	Termination of Employment as a Result of a Unit Closing, Job Restructuring, Job Elimination, or Reduction in Force. If the Associate Participant’s Employment with the Company is terminated (i) as a result of unit closing, job restructuring, position elimination or reduction in force, as determined by the Committee, or its designee, and as defined in the Company’s then existing and effective Separation Pay Plan, and (ii) the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (x) two (2) years following the effective date of the termination of the Associate Participant’s Employment, and (y) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of a unit closing, job restructuring or reduction in force will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

6.6 Committee Discretion. Notwithstanding anything to the contrary contained in this Article VI, the Committee or its designee may, at or after the date of grant, accelerate or waive any conditions to the exercisability of any Stock Option or Stock Appreciation Right granted under the Plan, and may permit all or any portion of any Stock Option or Stock Appreciation Right to be exercised following a Participant’s termination of employment for any reason on such terms and subject to such conditions as the Committee or its designee may determine for a period up to and including, but not beyond, the Award’s original expiration or termination date.

ARTICLE VII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 In General. The Committee may grant a Stock Award (including any associated dividend equivalent right or share unit equal in value to such Stock Award) to Associate Participants on such terms and conditions as the Committee may determine.

7.2 Terms and Conditions. The Committee will determine the types of Stock Awards made, the number of shares, share units, or dividend equivalent rights covered by such awards, and any other terms and conditions relating to the Stock Awards as it considers appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware. A Stock Award that is an award of Restricted Stock or Restricted Stock Units, however, may not vest in whole in less than three years from the date of grant (although individual Stock Award shares may vest in equal annual installments over a period of not less than three years) except in certain limited situations such as for new hires, Retirement and similar situations warranting a shorter or no vesting period, as may be determined by the Committee; provided, however, that a Stock Award that is a Performance Award may not vest in whole in less than one year from the date of grant.

7.3 Restricted Stock Terms and Conditions. Restricted Stock will be represented by a stock certificate registered in the name of the Associate Participant granted such Restricted Stock. Such Associate Participant will have the right to enjoy all shareholder rights during the any applicable restriction period except that:

(a)	The Participant will not be entitled to delivery of the stock certificate until the Restriction Period will have expired.

(b)	The Company may either issue shares subject to such restrictive legends and/or stop-transfer instructions as it considers appropriate or provide for retention of custody of the Common Stock during the Restriction Period.

(c)	Subject to Section 12.10, the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period.

(d)	A breach of the terms and conditions established by the Committee with respect to the Restricted Stock will cause a forfeiture of the Restricted Stock, and any dividends withheld thereon.

(e)	Subject to Section 8.8, dividends payable in cash or in shares of stock or otherwise may be either currently paid or withheld by the Company for the Participant’s account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

Provided, however, and the provisions of Section 6.4 to the contrary notwithstanding, in lieu of the foregoing, the Committee may provide that no shares of Common Stock be issued until the Restriction Period is over and further provide that the shares of Common Stock issued after the Restriction Period has been completed, be issued in escrow and/or be legended and that the Common Stock be subject to restrictions including the forfeiture of all or a part of the shares.

7.4 Payment for Restricted Stock. A Participant will not be required to make any payment for Restricted Stock unless the Committee so requires.

7.5 Forfeiture Provisions. Subject to Section 6.5, in the event a Participant terminates Employment during a Restriction Period for the Participant’s Restricted Stock or Restricted Stock Units, such Awards to the extent not otherwise vested will be forfeited; provided, however, that the Committee may provide for proration or full payout in the event of (a) death, (b) Disability, or (c) Retirement,. Any Restricted Stock Unit that is not, in all cases, due and payable not later than the 15th day of the third month following the calendar year, or if later, the Company’s fiscal year, in which the Restricted Stock Unit ceases to be subject to a “substantial risk of forfeiture” within the meaning Section 409A of the Code, will be designed to comply with the requirements of section 409A of the Code.

ARTICLE VIII

PERFORMANCE AWARDS

8.1 In General. An Award granted under the Plan may be in the form of a Performance Award.

8.2 Establishment of Performance Goals. Performance Goals applicable to a Performance Award will be established by the Committee on or before the Date of Grant and not more than a reasonable period of time after the beginning of the relevant Performance Period. For purposes of Performance Awards that are intended to constitute Performance-Based Compensation the Performance Goal will, pursuant to Section 12.14, be determined by the Committee no later than the latest possible date permitted under section 162(m) of the Code and the Treasury regulations thereunder that will not jeopardize such Performance Award’s qualifying as Performance-Based Compensation. Such Performance Goals may include or be based upon any one or more Performance Measures. Performance Goals may be based on the Company’s consolidated results or the results of any segment or other subset of the Company’s business, and may be calculated in accordance with generally accepted accounting principles or any other management accounting principle. The Committee, or its designee, may establish any special adjustments that will be applied in calculating whether the Performance Measure has been met including, but not limited to, taking into consideration the effect of any restructurings, discontinued operations, extraordinary items, unusual or non-recurring events, accounting changes, divestitures, or acquisitions, changes in accounting principles, or any event either not directly related to the operations of the Company or any Subsidiary, division, business segment or business unit or not within the reasonable control of management. At any time prior to distribution of a Performance Award, the Committee may modify the Performance Goals applicable to such Performance Award if it determines that unforeseen events have occurred which have had a substantial effect on the Performance Goals and such unforeseen events would otherwise make application of the original Performance Goals unfair; provided, however, that no such change or modification may be made to the extent it would cause compensation payable to any Associate Participant who is a Covered Employee to cease to satisfy the requirements of section 162(m) of the Code.

8.3 Levels of Performance Required to Earn Performance Awards. At or about the same time that Performance Goals are established for a Performance Period applicable to a Performance Award, the Committee will in its absolute discretion establish the percentage of the Performance Award granted for such Performance Period which will be earned by the Associate Participant for various levels of performance measured in relation to achievement of Performance Goal for such Performance Period.

8.4 Other Restrictions. The Committee will determine any other terms and conditions applicable to any Performance Award, including any vesting conditions or restrictions on the delivery of Common Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any Common Stock earned. The Committee may provide that shares of Common Stock issued in connection with a Performance Award be held in escrow and/or legended. Unless otherwise provided in Determinations adopted by the Committee (i) a Performance Award, other than a restricted Equity Award, may not vest, or be deemed to be earned, in whole in less than three years from the date of grant (though portions of an individual award may vest or be deemed to be earned in equal annual installments over a period of not less than three years), and (ii) a Performance Award to be paid out as a restricted Equity Award may not have a vesting period of less than one year.

8.5 Notification to Associate Participants. Promptly after the Committee has established or modified the Performance Goal with respect to a Performance Award, the Associate Participant will be provided with a written Award Notice that will include the terms of the Performance Award including the Performance Goal so established or modified.

8.6 Measurement of Performance Against Performance Goals. The Committee will, as soon as practicable after the close of a Performance Period, determine:

(a)	the extent to which the Performance Goals for such Performance Period have been achieved; and

(b)	the percentage of the Performance Awards earned as a result.

Notwithstanding the foregoing, if and to the extent the applicable Award Notice permits, the Committee may, in its sole discretion, reduce the percentage of any Performance Award otherwise determined for a Performance Period, and such reduced percentage will be the amount earned by the Associate Participant. All determinations of the Committee will be absolute and final as to the facts and conclusions therein made and are binding on all parties. Promptly after the Committee has made the foregoing determination, each Associate Participant who has earned Performance Award will be notified thereof. For all purposes of this Plan, notice will be deemed to have been given the date action is taken by the Committee making the determination. Subject to Section 12.10, an Associate Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of all or any portion of a Performance Awards during the Performance Period.

8.7 Treatment of Performance Awards Earned. Upon the Committee’s determination that a percentage of any Performance Award has been earned for a Performance Period, Associate Participants to whom such earned Performance Award has been granted and who have been (or were) in the employ of the Company or a Subsidiary thereof continuously from the Date of Grant, will be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of their Performance Awards as set forth the Award Notice. Such terms and conditions may permit or require the payment of any applicable withholding taxes pursuant to Section 12.11. Performance Awards will under no circumstances become earned or have any value whatsoever for any Associate Participant who is not in the employ of the Company or its Subsidiaries continuously during the entire Performance Period for which such Performance Award was granted.

8.8 Distribution. Distributions payable pursuant to Section 8.7 will be made, subject to Section 12.15, as soon as practicable after the Committee determines the Performance Goal has been achieved, but in no event more than 2 1⁄2 months after the end of the fiscal year in which the Performance Period applicable to the Performance Award ends. Any dividend equivalents credited in connection with a Performance Award will be subject to the same restrictions and risk of forfeiture as the Performance Award to which the dividend equivalents relate.

8.9 Non-Disqualifying Termination of Employment. The only exceptions to the requirement of continuous Employment during a Performance Period for distribution of an amount earned under a Performance Award are (i) for Performance-Based Compensation, termination of an Associate Participant’s Employment by reason of death (in which event the Performance Award may be transferable by will or the laws of descent and distribution only to such Participant’s Beneficiary designated to receive the Performance Award or to the Participant’s applicable legal representatives, heirs or legatees), Disability, or a Change in Control, or (ii) for any other Performance Award, termination of an Associate Participant’s Employment by reason of death (in which event the Performance Award may be transferable by will or the laws of descent and distribution only to such Participant’s Beneficiary designated to receive the Performance Award or to the Participant’s applicable legal representatives, heirs or legatees), Disability, Retirement, involuntary termination of Employment other than for Cause (including an involuntary termination of Employment as a result of a unit closing, job restructuring, position elimination or reduction in force as determined by the Committee or its designee and as defined in the Company’s then existing and effective Separation Pay Plan), a Change in Control and such other events as may be specified in Determinations adopted by the Committee. In such instance a distribution of the Performance Award will be made pursuant to the terms of the Performance Award, as determined by the Committee or designee, and included in the Award Notice.

8.10 Cash Incentive Awards. Performance Awards granted by the Committee under this Article VIII may take the form of Cash Incentive Awards. Cash Incentive Awards may be granted by the Committee to Associate Participants on such terms and conditions as the Committee may determine, but in all instances in compliance with the requirements of this Article VIII and section 409A of the Code or any exemptions therefrom. A Participant may not receive a Cash Incentive Award in any one calendar year the value of which exceeds the product of $2,000,000 and the number of years in the applicable Performance Period.

ARTICLE IX

CHANGE IN CONTROL

9.1	Definitions. For purposes of this Article VIII the following definitions will apply:

(a)	Change in Control. “Change in Control” will, unless modified pursuant to Determinations adopted by the Committee, generally have the meaning specified in Section 409A of the Code, and any regulations and guidance promulgated thereunder and will, subject to any additional requirements of Treasury Regulation section 1.409A-(3)(i)(5)(v), mean:

(i)	Change of Ownership. A Change of ownership occurs on the date that a person or persons acting as a group acquires ownership of stock of the Company that together with stock held by such person or group constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company.

(ii)	Change in Effective Control. Notwithstanding whether the Company has undergone a change of ownership as described in Section 9.1(a)(i), a change of effective control occurs:

(A)	when a person or persons acting as a group acquires within a 12-month period 30 percent or more of the total voting power of the stock of the Company, or

(B)	a majority of the Board is replaced within a 12-month period by directors whose appointment or election is not approved by a majority of the members of the Board before such appointment or election.

A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control Event (i.e. multiple change in control events). For purposes of this Section 9.1(a)(ii), any acquisition by the Company of its own stock within a 12-month period, either through a transaction or series of transactions, that, immediately following such acquisition, results in the total voting power of a person or persons acting as a group to equal or exceed 30 percent of the total voting power of the stock of the Company will not constitute a change in effective control of the Company for purposes of this Section 9.1(a)(ii).

(iii)	Change in Ownership of a Substantial Portion of the Company’s Assets. Change in ownership of a substantial portion of the Company’s assets occurs when a person or persons acting as a group acquires assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all assets of the Company immediately prior to the acquisition. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to –

(A)	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(B)	An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(C)	A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

(D)	An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.

(b)	Employment Termination. “Employment Termination” will be deemed to have occurred when an Associate Participant has a separation from service:

(i)	within two years following the effective date of a Change in Control because of an Involuntary Separation from Service other than for Cause; or

(ii)	where the basis for the Participant Associate’s Employment Termination is the occurrence of a Good Reason event described in Section 9.1(c), within two years of the initial existence of any condition that would constitute Good Reason and within two years following the effective date of a Change in Control.

An Employment Termination will not include a termination by reason of the Associate Participant’s death, Disability, Retirement termination of Employment other than a separation from service for Good Reason.

(c)	Good Reason. “Good Reason” means a condition resulting from any of the actions listed below taken by the Company or a Subsidiary, without the consent of the Associate Participant, directed at an Associate Participant:

(i)	a material decrease in the Participant’s salary or incentive compensation opportunity (the amount paid at target as a percentage of salary under the Management Incentive Compensation Program) as in effect immediately prior to the Change in Control, or

(ii)	failure by the Service Recipient to pay the Participant a material portion of the Participant’s current base salary, or incentive compensation within seven days of its due date, or

(iii)	a material adverse change in the Participant’s reporting responsibilities, duties, or authority as compared with pre-Change in Control responsibilities, duties, or authority, or

(iv)	a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board or the Board of the Corporation, as the case may be, or

(v)	a material diminution in the budget over which the Participant retains authority as compared to the pre-Change in Control budget, or

(vi)	the Service Recipient’s requiring the Participant to change the principal location at which the Participant must perform services to a location that is more than 50 miles from the location where the Participant performed such services immediately prior to the Change in Control, or

(vii)	discontinuance of any material paid time off policy, fringe benefit, welfare benefit, incentive compensation, equity compensation, or retirement plan (without substantially equivalent compensating remuneration or a plan or policy providing substantially similar benefits) in which the Participant participates or any action that materially reduces such Participant’s benefits or payments under such plans, as in effect immediately before the Change in Control, provided, that in either case such discontinuance or other action results in a material decrease in the Participant’s overall compensation.

provided, however, that the Associate Participant must provide notice to the Corporation of the existence of any condition described above within 90 days of the initial existence of the condition, upon the notice of which the Corporation will have 30 days during which it or a Service Recipient may remedy the condition. Any separation from service as a result of a Good Reason condition must occur within two years of the initial existence of the condition and of the Change in Control in order for benefits to be due hereunder. A separation from service for Good Reason will be treated as an Involuntary Separation from Service for purposes of the Plan.

(d)	Involuntary Separation from Service. “Involuntary Separation from Service” means separation from service due to the independent exercise of the unilateral authority of the Company or a Subsidiary, as applicable, to terminate the Associate Participant’s services, other than due to the Associate Participant’s implicit or explicit request, where the Associate Participant was willing and able to continue performing services, within the meaning of Code Section 409A and Treasury Regulation section 1.409A-1(n)(1) or any successor thereto.

9.2 Effect on Awards. On an Employment Termination, an Associate Participant will have the right to exercise any and all Stock Options and Stock Appreciation Rights held by the Associate Participant, and all Stock Awards held by the Associate Participant that are not subject to Performance Goals will immediately vest and be deemed to have been earned and the achievement of any Performance Goal for which the applicable Performance Period has yet to be completed will determined on such terms and conditions as may be established by the Committee at the time of the grant or award and included in the Award Notice; provided, that, the duration of any exercise period following Employment Termination for a Stock Option or Stock Appreciation Right may not exceed the original exercise period; provided, further, that any vested Stock Awards that are Restricted Stock Units or vested Cash Incentive Awards, will be distributed no later than the deadline for distribution specified in Sections 7.5 and 8.8 above. The Committee may exercise discretion to terminate the Plan upon a Change in Control and distribute amounts that were vested as of the effective date of the Change in Control within 12 months of the Change in Control event.

ARTICLE X

NON-ASSOCIATE DIRECTOR PARTICIPANT AWARDS

10.1 General Provisions. Subject to the terms and conditions of this Article X, each Director who is designated by the Board as a Non-Associate Director Participant on the date of grant will automatically be awarded an annual Equity Award in an amount and in such form which the Board determines and pursuant to such terms, conditions, and restrictions as determined by the Board (the “Annual Equity Award”). Such Annual Equity Awards will begin in May 2014 and continue through May 31, 2019, unless earlier terminated by the Board. The date of grant each Annual Equity Award will be the third full Trading Date following the later of: (i) the date on which the Annual Meeting of the Company’s stockholders, or any adjournment thereof, is held (“Annual Meeting”); and (ii) the date on which the Company’s earnings for the fiscal quarter immediately preceding such Annual Meeting date are released to the public. Also, Equity Awards in a pro rata amount of the Annual Equity Award for that year, based on the date of the Non-Associate Director’s election to the Board, will automatically be granted to each individual (other than a former Associate Participant) who is first elected a Non-Associate Director after May 17, 2014, on the third full Trading Date following the effective date of such election.

10.2 Non-Transferability. Subject to Section 12.10, a Non-Associate Director Participant may not transfer, sell, assign, pledge, or otherwise encumber or dispose of any shares of Common Stock received in connection with an Annual Equity Award prior to the time his or her service as a director expires or is terminated, other than by will or the laws of descent and distribution and any attempt to do so will be void.

10.3 Right to Tender, Exchange. Notwithstanding Section 10.2 above, a Non-Associate Director Participant (including for purposes of this paragraph a Non-Associate Director Participant’s guardian or legal representative) will have, with respect to any shares covered by an Annual Equity Award and any shares already received pursuant to an Annual Equity Award under this Plan, the right to: (i) tender or exchange any such shares in the event of the consummation of (A) any tender offer or exchange within the meaning of Section 14(d) of the Exchange Act, or (B) any plan of merger approved by the Board, in each case that constitutes a Change in Control; and (ii) sell or exercise any option, right, warrant, or similar property derived from or attributable to such shares after such option, right, warrant, or similar property becomes transferable or exercisable. If any shares covered by an Annual Equity Award are tendered or exchanged or any option, right, warrant, or similar property attributable thereto is sold, exercised, or redeemed for value, the cash and/or property received will be delivered to the Company (or its successor) and held subject to the restrictions of the Plan as if it were the stock itself.

10.4 Non-Associate Director Participant’s Termination. If a Non-Associate Director Participant’s service as a director of the Company terminates on account of any act of: (i) fraud or intentional misrepresentation; or (ii) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any subsidiary of the Company, such termination will be considered a “Non-Qualifying Termination.” All other terminations, including termination by reason of death, will be considered “Qualifying Terminations.” In the event of a Non-Qualifying Termination, all outstanding restricted Equity Awards made pursuant to this Section will be forfeited or canceled, as the case may be.

10.5 Stock In Lieu of Cash. A Non-Associate Director Participant may also elect to receive Common Stock in lieu of the cash compensation payable for services rendered as a director, so long as such election is made in accordance with Section 16 of the Exchange Act and on such other terms and conditions as may be determined from time to time by the Board. Any such Common Stock issued to a Non-Associate Director Participant in lieu of cash compensation will automatically vest (become non-forfeitable and freely transferable) in the Non-Associate Director Participant on the date of issuance.

ARTICLE XI

AMENDMENT AND TERMINATION

No Award may be made under the Plan after May 31, 2019. The Board may terminate the Plan or make such amendments as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to an Award or the Plan, provided, however, that the Board may not, without approval by affirmative vote of the holders of a majority of the outstanding stock of the Company having general voting power: (i) take any action which will increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 3.2 and Section 11.7 of the Plan); (ii) decrease the grant or exercise price of any Award to less than fair market value of its underlying Common Stock on the date of grant; (iii) change the individual award limits found in Section 3.3 or any other maximum limit included in the Plan to comply with requirements for performance-based compensation under Section 162(m) of the Code; (iv) change the separate limit for Incentive Stock Options set forth in Section 3.3; (v) change the class of Associate Participants eligible for Awards under Article V; or (vi) change the Performance Measures applicable to Performance Awards. Except as otherwise provided in or permitted by the Plan or by the terms, if any, of an Award under the Plan, no termination or amendment of the Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Interpretive Matters. Whenever required by the context, pronouns and any variation thereof will be deemed to refer to the masculine the feminine or neuter, and the singular will include the plural, and vice versa. The term “include” or “including” does not denote or imply any limitation. The headings and captions herein are provided for reference and convenience only, will not be considered a part of this Plan, and will not be employed in the interpretation of this Plan.

12.2 Unfunded Plan. The Plan will be unfunded and the Company will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Subsidiaries, the Committee, nor the Board will be deemed to be a trustee of any amounts to be paid under the Plan nor will anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right will be no greater than the right of an unsecured general creditor of the Company.

12.3 No Right to Continued Employment. Neither the Plan nor any Award under the Plan will confer on a Participant any right with respect to continuation of the Participant’s employment with the Company or any Subsidiary nor will the Plan or an Award interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

12.4 No Effect on Retirement and Other Benefit Plans. Except as may otherwise be specifically stated under any employee benefit plan, policy, or program, no amount payable in respect of any Award will be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy, or program. The Plan is not a “welfare plan” or “pension plan” under the Employee Retirement Income Security Act of 1974, as amended.

12.5 Stockholder Rights. A Participant (including for purposes of this Section, a Participant’s legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine) will have no stockholder rights with respect to any shares of Common Stock subject to an Equity Award until such shares of Common Stock are issued to the Participant. Shares of Common Stock will be deemed issued on the date on which they are issued in the Participant’s (as this term is defined in the preceding sentence) name.

12.6 Indemnification. Each person who is or will have been a member of the Board or of the Committee will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed on or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made party or in which he may be involved by reason of any determination, interpretation, action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he will give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification will not be exclusive and will be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, By-laws, by contract, as a matter of law, or otherwise.

12.7 Adjustments in Capitalization. In the event of any change in the value or number of shares of Common Stock outstanding, or the assumption and conversion of outstanding Awards, by reason of any stock dividend, stock split, dividend or distribution, whether in cash, shares or other property (other than a normal cash dividend), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the Committee or its designee will make changes to the Plan and Awards in a manner it deems equitable and appropriate, including, but not limited to: (1) the exercise price under each unexercised Stock Option; (2) the exercise price under each unexercised Stock Appreciation Right; and (3) the number and class of shares which may be issued on exercise of Stock Options and Stock Appreciation Rights granted and for Stock Awards, including restricted stock units, and any remaining shares reserved under the Plan. Any such adjustment with respect to each Stock Option or Stock Appreciation Right will be consistent with the requirements applicable to exempt stock rights under Treasury Regulations section 1.409A-1(b)(5) or its successor. Any adjustment with respect to Incentive Stock Options will also conform to the requirements of Section 422 of the Code. Any adjustment will also include the limits under the Plan established for purposes of section 162(m) of the Code and with respect to Awards of Incentive Stock Options,

12.8 Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transaction(s)), the Company may not (a) amend the terms of outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Stock Options or Stock Appreciation Rights; (b) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights; (c) cancel outstanding Stock Options or Stock Appreciation

Rights with an exercise price above the current stock price in exchange for cash or other Awards or securities; or (d) take any other action with respect to a Stock Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal national securities exchange on which the shares of Common Stock are listed without the prior approval of the Company’s stockholders.

12.9 Compliance with Applicable Legal Requirements. Notwithstanding anything contained herein to the contrary, the Company will not be required to sell or issue shares of Common Stock in connection with any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.10 Transferability. No unearned Stock Awards or vested or unvested Stock Options or Stock Appreciation Rights, and no shares of Common Stock that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, pledged, or transferred other than by will or the laws of descent and distribution and any attempt to do so will be void. No Stock Option or Stock Appreciation Right will be exercisable during an Associate Participant’s lifetime except by the Associate Participant or the Associate Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that any such assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall, to the extent necessary, execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.11 Withholding Taxes. All distributions under the Plan will be subject to any required withholding taxes and other withholdings and, all tax withholdings will be governed by the Code and any applicable state laws and any rules and regulations adopted thereunder and, in the case of Participants who are subject to Section 16 of the Exchange Act, any restrictions set forth in Section 16 of the Exchange Act. In case of distributions in Common Stock, the Participant or other recipient may, as a condition precedent to the delivery of Common Stock, be required to pay to his/her participating employer the excess, if any, of the amount of minimum statutory withholding obligation with respect to any federal, state, and local tax obligations, including FICA and Medicare over the withholdings, if any, from any distributions in cash under the Plan. All or a portion of such payment may, in the discretion of the Committee or its designee and upon the election of the Participant, be made (a) in cash, (b) by withholding from shares of Common Stock that would otherwise be delivered to the Participant a number of shares of Common Stock sufficient to satisfy all or a portion of the minimum statutory tax withholding obligation, (c) by tendering (either actually or by attestation) owned and unencumbered shares of Common Stock acceptable to the Committee and having a Fair Market Value on the date of tender equal to or less than the remaining required tax withholding. Notwithstanding the foregoing, in the event the Company adopts International Financial Reporting Standards, the minimum statutory withholding obligation will not be satisfied by withholding shares of Common Stock if permitting the satisfaction of the minimum statutory withholding obligation via the withholding of shares of Common Stock would result in unfavorable accounting treatment for the Company.

12.12 No Limitations on Compensation. Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings, profit sharing or stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

12.13 Code Section 83(b) Elections. Neither the Company nor any of its Subsidiaries have any responsibility for a Participant’s election, attempt to elect or failure to elect to include the value of an Award subject to section 83 of the Code in the Participant’s gross income for the year of grant pursuant to section 83(b) of the Code. Any Participant who makes an election pursuant to section 83(b) of the Code will promptly provide the Committee or its designee with a copy of the election form.

12.14 Section 162(m) of the Code. It is the intent of the Company that the Plan comply in all respects with section 162(m) of the Code and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. If the Committee intends for an Award to be granted and administered in a manner designed to preserve the deductibility of the resulting compensation in accordance with section 162(m) of the Code, then the Performance Measure selected, the Performance Goal (in terms of an objective formula or standard pursuant to which a third party with knowledge of the relevant performance results could calculate the amount to be paid), the maximum number of shares of Common Stock that may be awarded, within the limit described in Section 3.3 hereof, and the Performance Period applicable to such Award will be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the relevant Performance Period and (ii) the date as of which 25% of the Performance Period has elapsed. It is the intent of the Committee that at the time a Performance Goal is established, its outcome must be substantially uncertain. The Committee’s discretion to modify or waive the Performance Goal related to the vesting of the Award may be restricted in order to comply with Section 162(m) of the Code.

12.15 Section 409A of the Code. The Plan is intended to be administered in a manner consistent with the requirements of section 409A of the Code, where applicable. Where reasonably possible and practicable, the Plan will be administered in a manner to avoid the imposition on participants of immediate tax recognition and additional taxes under section 409A of the Code. Unless specifically provided for in an Award Notice, no Equity Award will provide any feature for the deferral of compensation as defined by Treasury Regulation section 1.409A-1(b). Any deferral will be for such period and in accordance with the terms and conditions as the Committee may determine and must be in compliance with section 409A of the Code. The terms and conditions applicable to such deferral and the terms and conditions evidencing compliance with section 409A of the Code will be set forth in the Award Notice. The method of payment for, and type and character of, any Award may not be altered by any deferral permitted under this Section unless specifically permitted under section 409Aof the Code and the Treasury regulations thereunder. Notwithstanding the foregoing, neither the Company nor the Committee will have any liability to any person in the event section 409A of the Code is determined to apply to an Award in a manner that results in adverse tax consequences for the participant or any of his beneficiaries or transferees.

12.16 Effective Date. The Plan will become effective on May 17, 2014, subject to approval by the affirmative vote of a majority of the outstanding shares of Common Stock present by person or by proxy at the Company’s 2014 Annual Meeting.

12.17 Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan will be governed by the internal laws of the State of Delaware, without regard to Delaware’s conflict-of-laws principles and will be construed accordingly.

12.18 Severability. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. If any provision of this Plan will be held to be illegal, invalid, or unenforceable for any reason, under present or future law, the illegal, invalid, or unenforceable provision will be fully severable and severed, and will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included in the Plan, and the remaining provisions of the Plan will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance.

12.19 Compensation Recoupment Policy. Awards may be made subject to any compensation recoupment policy adopted by the Board or the Committee at any time prior to or after the effective date of the Plan, and as such policy may be amended from time to time after its adoption. The compensation recoupment policy will be applied to any Award that constitutes the deferral of compensation subject to section 409A of the Code in a manner that complies with the requirements of section 409A of the Code.

12.20 No Issuance of Certificates. Notwithstanding any provisions of the Plan to the contrary, to the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock in connection with an Award, the issuance may be effected on a non-certificate basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is traded.

ANNEX B

PROPOSED AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION

Eleventh:

(a) Definitions. As used in this Article Eleventh, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i) “4.9-percent Transaction” means any Transfer described in clause (i) or (ii) of paragraph (b) of this Article Eleventh.

(ii) “4.9-percent Stockholder” means a Person or group of Persons that is a “5-percent shareholder” of the corporation pursuant to Treasury Regulation § 1.382-2T(g), as applied by replacing “5-percent” with “4.9-percent,” where applicable.

(iii) “Agent” has the meaning set forth in paragraph (e) of this Article Eleventh.

(iv) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(v) “Company Security” or “Company Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Company (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase securities of the Company.

(vi) “Effective Date” means the date of filing of this Certificate of Amendment of Restated Certificate of Incorporation of the Company with the Secretary of State.

(vii) “Excess Securities” has the meaning set forth in paragraph (d) of this Article Eleventh.

(viii) “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article Eleventh is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Company as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with paragraph (l) of this Article Eleventh.

(ix) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k) and Treasury Regulation § 1.382-4, or any successor provisions.

(x) “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(xi) “Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.

(xii) “Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this Article Eleventh.

(xiii) “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(xiv) “Purported Transferee” has the meaning set forth in paragraph (d) of this Article Eleventh.

(xv) “Remedial Holder” has the meaning set forth in paragraph (g) of this Article Eleventh.

(xvi) “Stock” means any interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18).

(xvii) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(xviii) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Company or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(xix) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a person, other than the Company, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Company, nor shall a Transfer include the issuance of Stock by the Company.

(xx) “Transferee” means any Person to whom Company Securities are Transferred.

(xxi) “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

(b) Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article Eleventh any attempted Transfer of Company Securities prior to the Expiration Date and any attempted Transfer of Company Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.9-percent Stockholder or (ii) the Percentage Stock Ownership in the Company of any 4.9-percent Stockholder would be increased. The prior sentence is not intended to prevent Company Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Company Securities entered into through the facilities of a national securities exchange; provided, however, that the Company Securities and parties involved in such transaction shall remain subject to the provisions of this Article Eleventh in respect of such transaction.

(c) Exceptions.

(i) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(ii) The restrictions set forth in paragraph (b) of this Article Eleventh shall not apply to an attempted Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this paragraph (c) of this Article Eleventh, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Company. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The

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Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article Eleventh through duly authorized officers or agents of the Company. Nothing in this paragraph (c) of this Article Eleventh shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

(d) Excess Securities.

(i) No employee or agent of the Company shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to paragraph (e) of this Article Eleventh or until an approval is obtained under paragraph (c) of this Article Eleventh. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this paragraph (d) or paragraph (e) of this Article Eleventh shall also be a Prohibited Transfer.

(ii) The Company may require as a condition to the registration of the Transfer of any Company Securities or the payment of any distribution on any Company Securities that the proposed Transferee or payee furnish to the Company all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Company Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article Eleventh, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article Eleventh as a condition to registering any transfer.

(e) Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer, then, upon written demand by the Company sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities or otherwise would adversely affect the value of the Company Securities. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph (f) of this Article Eleventh if the Agent rather than the Purported Transferee had resold the Excess Securities.

(f) Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred

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in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this paragraph (f) of Article Eleventh. In no event shall the proceeds of any sale of Excess Securities pursuant to this paragraph (f) of Article Eleventh inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

(g) Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of Company Securities within the meaning of Delaware law but which would cause a 4.9-percent Stockholder to violate a restriction on Transfers provided for in this Article Eleventh, the application of paragraphs (e) and (f) of this Article Eleventh shall be modified as described in this paragraph (g) of this Article Eleventh. In such case, no such 4.9-percent Stockholder shall be required to dispose of any interest that is not a Company Security, but such 4.9-percent Stockholder and/or any Person whose ownership of Company Securities is attributed to such 4.9-percent Stockholder (such 4.9-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Company Securities (which Company Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Stockholder, following such disposition, not to be in violation of this Article Eleventh. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Company Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in paragraphs (e) and (f) of this Article Eleventh, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9-percent Stockholder or such other Person. The purpose of this paragraph (g) of Article Eleventh is to extend the restrictions in paragraphs (b) and (e) of this Article Eleventh to situations in which there is a 4.9-percent Transaction without a direct Transfer of Company Securities, and this paragraph (g) of Article Eleventh, along with the other provisions of this Article Eleventh, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

(h) Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Company makes a written demand pursuant to paragraph (e) of this Article Eleventh (whether or not made within the time specified in paragraph (e) of this Article Eleventh), then the Company may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this paragraph (h) of Article Eleventh shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article Eleventh being void ab initio, (ii) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Company to act within the time periods set forth in paragraph (e) of this Article Eleventh to constitute a waiver or loss of any right of the Company under this Article Eleventh. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article Eleventh.

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(i) Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article Eleventh who knowingly violates the provisions of this Article Eleventh and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Company for, and shall indemnify and hold the Company harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Company’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

(j) Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Company may request from time to time in order to determine compliance with this Article Eleventh or the status of the Tax Benefits of the Company.

(k) Legends. The Board of Directors may require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article Eleventh bear the following legend:

“THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.9-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under paragraph (c) of this Article Eleventh also bear a conspicuous legend referencing the applicable restrictions.

(l) Authority of Board of Directors.

(i) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article Eleventh, including, without limitation, (1) the identification of 4.9-percent Stockholders, (2) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Company of any 4.9-percent Stockholder, (4) whether an instrument constitutes a Company Security, (5) the amount (or fair market value) due to a Purported Transferee

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pursuant to paragraph (f) of this Article Eleventh, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article Eleventh. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this Article Eleventh for purposes of determining whether any Transfer of Company Securities would jeopardize or endanger the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article Eleventh.

(ii) Nothing contained in this Article Eleventh shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Company or the Persons or groups covered by this Article Eleventh, (3) modify the definitions of any terms set forth in this Article Eleventh or (4) modify the terms of this Article Eleventh as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Company shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Company shall deem appropriate.

(iii) In the case of an ambiguity in the application of any of the provisions of this Article Eleventh, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article Eleventh requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article Eleventh. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other parties for all other purposes of this Article Eleventh. The Board of Directors may delegate all or any portion of its duties and powers under this Article Eleventh to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article Eleventh through duly authorized officers or agents of the Company. Nothing in this Article Eleventh shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

(m) Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Company and the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article Eleventh. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities owned by, any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.

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(n) Benefits of this Article Eleventh. Nothing in this Article Eleventh shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this Article Eleventh. This Article Eleventh shall be for the sole and exclusive benefit of the Company and the Agent.

(o) Severability. The purpose of this Article Eleventh is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this Article Eleventh or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article Eleventh.

(p) Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this Article Eleventh, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

B-7

ANNEX C

J. C. PENNEY COMPANY, INC.

and

COMPUTERSHARE INC.,

as Rights Agent

Amended and Restated Rights Agreement

Dated as of January 27, 2014

C-i

EXHIBITS

Exhibit A —	Certificate of Designation, Preferences and Rights of Series C Junior Participating Preferred Stock

Exhibit B —	Form of Rights Certificates

Exhibit C —	Form of Amended Summary of Rights

C-ii

AMENDED AND RESTATED RIGHTS AGREEMENT

AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of January 27, 2014 (the “Agreement”), between J. C. Penney Company, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company and the Rights Agent previously entered into the Rights Agreement, dated as of August 22, 2013 (the “Original Rights Agreement”);

WHEREAS, in connection with the Original Rights Agreement, on August 21, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on September 3, 2013 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued (whether as an original issuance or from the Company’s treasury) between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one one-thousandth of a share of the Preferred Stock of the Company having the rights, powers and preferences set forth in the Certificate of Designation, Preferences and Rights filed by the Company with the Secretary of State of the State of Delaware on August 22, 2013, a copy of which is attached as Exhibit A to this Agreement, upon the terms and subject to the conditions set forth in the Original Rights Agreement (the “Rights”); and

WHEREAS, the Company has generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to amend and restate the terms of the Original Rights Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall not include:

(i) the Company;

(ii) any Subsidiary of the Company;

(iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan;

(iv) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding solely as a result of (A) a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person acquires Beneficial Ownership of additional shares of Common Stock, except solely as the result of any subsequent transaction described in clause (A) or (B) of this Section 1(a)(iv);

(v) any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.899% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.9% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce Beneficial Ownership to less than 4.9% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

(vi) any Exempt Person, but only for so long as such Exempt Person, together with such Person’s Affiliates and Associates, does not become the Beneficial Owner of any additional shares of Common Stock while such Person is an Exempt Person, except solely as the result of any transaction described in clause (A) or (B) of Section 1(a)(iv); or

(vii) any Person that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(d) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act and, to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(e) “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(f) “Amended Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(g) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own”:

(i) any securities that such Person or any of such Person’s Affiliates or Associates owns directly or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury

Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon exercise of Rights;

(ii) any securities that such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 of the General Rules and Regulations under the Exchange Act, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) on account of an agreement, arrangement or understanding to vote such security that (X) arises solely from a revocable proxy given to such Person or any of such Person’s Affiliates or Associates in response to a public proxy solicitation made pursuant to and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act, and (Y) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); and

(iii) any securities that are beneficially owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting (other than voting pursuant to a revocable proxy as described in the proviso to Section 1(g)(ii) hereof) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations.

Notwithstanding the foregoing, a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” securities if such Person would be deemed constructively to own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder. Nothing in this Section 1(g) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days.

The term “Beneficial Ownership” shall have a corresponding meaning.

(h) “Board” shall have the meaning set forth in the recitals of this Agreement.

(i) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

(j) “close of business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

(k) “Code” shall have the meaning set forth in the recitals to this Agreement.

(l) “Common Stock” shall mean the common stock of the Company of $0.50 par value, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(m) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(n) “Company” shall have the meaning set forth in the preamble to this Agreement.

(o) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(s) “Exempt Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Exempt Time, the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding. Any Exempt Person who, together with such Person’s Affiliates and Associates, after the Exempt Time becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock then outstanding shall cease to be an Exempt Person and shall be subject to all the provisions of this Agreement in the same manner as any Person who is not and was not an Exempt Person.

(t) “Exempt Time” shall mean the time of the first public announcement of adoption of this Agreement.

(u) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(v) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(w) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(x) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(y) “NASDAQ” shall have the meaning set forth in Section 11(d)(i) hereof.

(z) “NOLs” shall mean the Company’s net operating loss carryforwards.

(aa) “NYSE” shall have the meaning set forth in Section 11(d)(i) hereof.

(bb) “Original Rights Agreement” shall have the meaning set forth in the recitals of this Agreement.

(cc) “Original Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(dd) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, syndicate or other entity, or group of persons making a “coordinated acquisition” of Common Stock or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and also includes any successor (by merger or otherwise) of any such individual or entity.

(ee) “Preferred Stock” shall mean shares of Series C Junior Participating Preferred Stock, without par value, of the Company, and, to the extent that there are not a sufficient number of shares of Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.

(ff) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(gg) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(hh) “Record Date” shall have the meaning set forth in the recitals of this Agreement.

(ii) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(jj) “Rights” shall have the meaning set forth in the recitals of this Agreement.

(kk) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(ll) “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.

(mm) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

(nn) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(oo) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(qq) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(ss) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity are at the time, directly or indirectly, beneficially owned, or otherwise controlled by such Person.

(tt) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(uu) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(vv) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(ww) “Treasury Regulations” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(xx) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates evidencing the Common Stock registered in the names of the holders of the Common Stock (which certificates evidencing the Common Stock shall be deemed also to be certificates evidencing the Rights) and not by separate certificates (or, for shares participating in the direct registration system, by notations in the respective book entry accounts for the

Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company promptly shall notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the next following Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred. As soon as practicable after the Distribution Date and receipt by the Rights Agent of notice of such occurrence, the Rights Agent, if requested by the Company and provided with all necessary information and documentation, will, subject to the following sentence, send by first-class, insured, postage prepaid mail (or such other means as may be selected by the Company and not reasonably objected to by the Rights Agent), to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder then shown on the records of the Company or the transfer agent or the registrar for the Common Stock, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), duly executed and countersigned in the manner provided for in Section 5(a) hereof, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that Rights are received by Persons whose Rights would be null and void under Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock, and the holders of such Rights Certificates as listed in the records of the Company or any transfer agent or registrar for the Rights shall be the record holders thereof.

(b) In connection with the adoption of the Original Rights Agreement, the Company made available a copy of a Summary of Rights in substantially the form attached as Exhibit C to the Original Rights Agreement (the “Original Summary of Rights”) to any holder of Rights who so requested from time to time prior to the date hereof, which Original Summary of Rights has been amended in substantially the form attached hereto as Exhibit C (the “Amended Summary of Rights”). The Company will make available, as promptly as practicable following the date hereof, a copy of the Amended Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates evidencing the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates for the Common Stock (or, in the case of shares reflected on the direct registration system, the notations in the book-entry account system of the transfer agent for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form if such certificates are issued after the Exempt Time but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between J. C. Penney Company, Inc. (the “Company”) and the Rights Agent thereunder (the “Rights Agent”) dated as of August 22, 2013, as originally executed and as it may be amended or restated from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Stock to include on each direct registration account statement with respect thereto issued prior to the Distribution Date a notation to the effect that the Company will mail to the stockholder a copy of the Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor and that the recipient of the statement, as a holder of shares of Common Stock, may have certain rights thereunder. In the event that shares of the Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book-entry accounts reflecting ownership of such shares.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such changes or marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandths of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Associate or Affiliate of the Acquiring Person) to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person (or an Associate or Affiliate of the Acquiring Person) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (if the Company and the Rights Agent have knowledge that such Person is an Acquiring Person or an Associate or Affiliate thereof or transferee of such Persons or a nominee of any of the foregoing and to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement between J. C. Penney Company, Inc. and the rights agent thereunder dated as of August 22, 2013, as originally executed and as it may be amended or restated from time to time (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of notice of such occurrence and of all other necessary information and documentation, as provided in Section 3(a) hereof, the Rights Agent will keep, or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder thereof shall have (i) properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement related to the exchange, issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder thereof in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at or prior to the earliest of (i) 5:00 P.M., New York, New York time, on January 26, 2017 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting of the stockholders of the Company (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, or (vi) immediately following the final adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of this Agreement has not been received prior to such time (the earliest of (i) – (vi) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $55.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Subject to Section 7(e) hereof, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs each such depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and, if requested and provided with all necessary information and documents by the registered holder of Rights Certificates, delivered to, or upon the order of, the registered holder of such Rights Certificate or to its duly authorized assigns, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Associate or Affiliate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate of an Acquiring Person) or to any Person with whom the Acquiring Person (or an Associate or Affiliate of the Acquiring Person) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, or any Rights Certificate which formerly evidenced such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) and/or Section 4(b) hereof applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability or obligation to any holder of Rights Certificates or any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates, Associates or their respective transferees hereunder. Until such notice is received by the Rights Agent, the Rights Agent shall have no duties, responsibilities or obligations with respect to this Section 7(e) and Section 4(b) hereof.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the

Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement in respect thereof shall not have been declared effective. The Company shall promptly notify the Rights Agent in writing after it makes a public announcement pursuant to this Section 9(c) and furnish the Rights Agent with a copy of such announcement(s).

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to (i) pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, or (ii) issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate evidencing a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as expressly provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”). The Company shall provide the Rights Agent with written notice of the identity of any Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement, and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

(iii) In the event that the number of shares of Common Stock authorized by the Company’s Restated Certificate of Incorporation, as may be amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such equity securities being referred to herein as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock to be so offered (and/or the aggregate initial conversion price of the convertible securities to be so offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities to be so offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent that shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent that shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange (the “NYSE”) or, if the shares of Common Stock are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if on any such date the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandth of a share that were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and

(2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of the issuance of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) Whenever a payment for fractional Rights or any fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

(e) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, properly executed and duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability and the costs and expenses of enforcing this right of indemnification. The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services, stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent. In all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith and willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full and complete authorization and protection to the Rights Agent for, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its and its directors’, officers’, employees’ and representatives’ own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary in this Agreement notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11 hereof) or any change or adjustment in the terms of the Rights required under the provisions of Sections 3, 11, 23 or 24 hereof (provided, that the foregoing does not nullify any express duties the Rights Agent may have in such Sections herein) or responsible for the manner, method or amount thereof or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and in the event that the Rights Agent or one or more of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business in good standing under the laws of the United States or of the State of New York or of any other state of the United States, having an office in the State of New York or authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding or (ii) the occurrence of an event specified in Section 13(a) hereof.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, all or a portion of the shares of Common Stock (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24, who have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons, may be deposited in a trust established by the Company pending receipt of appropriate verification.

(d) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection

(f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to the extent feasible to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which notice shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to but not including the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no such Section 11(a)(ii) Event has occurred.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent or delivered by recognized national overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

J. C. Penney Company, Inc.

6501 Legacy Drive

Plano, TX 75024

Attention: Janet Dhillon, Executive Vice President,

                  General Counsel and Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent or delivered by recognized national overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Inc.

250 Royall Street

Canton, MA 02021

Attention: Relationship Manager

With a copy to:

Computershare Inc.

250 Royall Street

Canton, MA 02021

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if in writing and sent or delivered by recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Subject to this Section 27, this Agreement may be supplemented or amended at the times and for the purposes set forth below. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the third sentence of this Section 27) at a time when the Rights are not redeemable.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or Section 382 of the Code and the Treasury Regulations promulgated thereunder, as appropriate. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board, or any of the directors on the Board to any liability to the holders of the Rights. The Rights Agent shall be entitled to assume the Board acted in good faith and shall be fully protected and incur no liability in the Rights Agent’s reliance thereon.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company; and, provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth (10th) Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Restated Certificate of Incorporation and Bylaws, each as may be amended from time to time.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 34. Descriptive Headings; Interpretation.

(a) Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(b) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(c) For purposes of this Agreement, whenever a specific provision of the Code or a specific Treasury Regulation is referenced, such reference shall also apply to any successor or replacement provision or Treasury Regulation, as applicable.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

J. C. PENNEY COMPANY, INC.

By	/s/ Janet Dhillon
	Name:	Janet Dhillon
	Title:	Executive Vice President, General Counsel and Secretary

COMPUTERSHARE INC.

By	/s/ Dennis V. Moccia
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

Exhibit A

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

of

J. C. PENNEY COMPANY, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

I, Janet Dhillon, Executive Vice President, General Counsel and Secretary of J. C. Penney Company, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (herein referred to as the “Company”), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, as amended, of the Company (as may be amended from time to time, the “Certificate of Incorporation”), the said Board of Directors on August 21, 2013, adopted the following resolution creating a series of 1,250,000 shares of Preferred Stock designated as Series C Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock of the Company be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock” and the number of shares constituting such series shall be 1,250,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Company convertible into Series C Junior Participating Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series C Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series C Junior Participating Preferred Stock, in preference to the holders of common stock of the Company with $0.50 par value (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Junior Participating Preferred Stock. In the event the Company shall at any time after August 21, 2013 (the “Rights Dividend Declaration Date”), (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Company shall declare a dividend or distribution on the Series C Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series C Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series C Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series C Junior Participating Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series C Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C)

(i) If at any time dividends on any Series C Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend

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period on all shares of Series C Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series C Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends (or, in the case of any other series of Preferred Stock outstanding, dividends in arrears as set forth in the Certificate of Designation for that series) thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii) During any default period, such voting right of the holders of Series C Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of at least ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series C Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice-President, a Vice-President or the Secretary of the Company. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

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(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or the by-laws of the Company, as amended, irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or the by-laws of the Company, as amended). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series C Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series C Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except dividends paid ratably on the Series C Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series C Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series C Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series C Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

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Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series C Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series C Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series C Liquidation Preference”). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) one thousand (1,000) (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series C Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series C Junior Participating Preferred Stock and Common Stock, respectively, holders of Series C Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series C Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Company shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series C Junior Participating Preferred Stock shall not be redeemable.

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Section 9. Ranking. The Series C Junior Participating Preferred Stock shall rank junior to all other series of the Company’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise; provided, that the Series A Junior Participating Preferred Stock and the Series B ESOP Convertible Preferred Stock shall rank senior to the Series C Junior Participating Preferred Stock as to the payment of dividends and the distribution of assets.

Section 10. Amendment. At any time when any shares of Series C Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series C Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series C Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series C Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, J. C. Penney Company, Inc. has caused this Certificate of Designation to be executed in its corporate name this 22nd day of August, 2013.

J. C. PENNEY COMPANY, INC.

By:	/s/ Janet Dhillon
Name: Janet Dhillon
Title: Executive Vice President, General Counsel and Secretary

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Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER                          , 20     OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]1

Rights Certificate

J. C. PENNEY COMPANY, INC.

[1]	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

876442.08-CHISR01A - MSW

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of January 27, 2014 (the “Rights Agreement”), between J. C. Penney Company, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York, New York time) on January 26, 2017, unless such date is extended prior thereto by the Board of Directors, and unless the Rights are earlier redeemed or exchanged, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series C Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $55.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of January 27, 2014, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth (10th) Business Day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the signature of a proper officer of the Company.

Dated as of                          , 20

J. C. PENNEY COMPANY, INC.

By
Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      as attorney-in-fact, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated                          , 20

Signature

Signature Guaranteed:

NOTICE: The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated , 20
Signature

Signature Guaranteed:

NOTICE: The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed in connection with a purported assignment, the Company may deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly may deem the Rights evidenced by such Rights Certificate to be null and void and not transferable or exercisable.

The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise Rights represented by the

Rights Certificate.)

To: J. C. PENNEY COMPANY, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated                          , 20

Signature

Signature Guaranteed:

NOTICE: The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated , 20
Signature

Signature Guaranteed:

NOTICE: The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed in connection with a purported exercise, the Company may deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly may deem the Rights evidenced by such Rights Certificate to be null and void and not transferable or exercisable.

The signature(s) must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Exhibit C

FORM OF

AMENDED SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On August 21, 2013, the Board of Directors (the “Board”) of J. C. Penney Company, Inc. (the “Company”), authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of the common stock of the Company with $0.50 par value (the “Common Stock”) to stockholders of record at the close of business on September 3, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of a series of Series C Junior Participating Preferred Stock, without par value (the “Preferred Stock”), at a purchase price of $55.00 per Unit, subject to adjustment (the “Purchase Price”). The description and terms of the Rights were initially set forth in the Rights Agreement, dated as of August 22, 2013 (the “Original Rights Agreement”), between the Company and Computershare Inc., as Rights Agent.

On January 27, 2014, the Board approved and the Company and the Rights Agent executed and entered into the Amended and Restated Rights Agreement (the “Rights Agreement”). The purpose of the Rights Agreement is to diminish the risk that the Company’s ability to use its net operating losses and certain other tax assets (“Tax Benefits”) to reduce potential future federal income tax obligations would become subject to limitations by reason of the Company’s experiencing an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of the Common Stock.

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all shares of Common Stock then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date (a “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”), other than as a result of (x) repurchases of stock by the Company, (y) a stock dividend, stock split, reverse stock split or similar transaction or (z) certain inadvertent actions by certain stockholders; and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement after the date of the Rights Agreement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person. However, no person who, at the time of the first public announcement of the Rights Agreement, beneficially owned 4.9% or more of the outstanding shares of Common Stock will be deemed an Acquiring Person, unless and until such person acquires beneficial ownership of additional shares of Common Stock, with certain exceptions. In addition, no person who beneficially owns 4.9% or more of the outstanding shares of Common Stock will be deemed an Acquiring Person if the Board, in its sole discretion, so determines in light of the intent and purposes of the Rights Agreement or other circumstances facing the Company. For purposes of the Rights Agreement, beneficial ownership is defined to include any securities which a person would be deemed to constructively own or which otherwise would be aggregated with shares owned by a person pursuant to Section 382 of the Code.

Until a Distribution Date, (i) the Rights will be evidenced by the certificates for the Common Stock (or, in the case of shares reflected on the direct registration system, by the notations in the book-entry account system) and will only be transferred with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only (i) whole shares of Common Stock or (ii) whole shares of Preferred Stock and fractional shares of Preferred Stock that are integral multiples of one one-thousandth of a share of Preferred Stock will be issued.

The Rights are not exercisable until a Distribution Date and will expire on the earliest of (i) 5:00 P.M., New York, New York time, on January 26, 2017 or such later date as may be established by the Board prior to the expiration of the Rights, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that Tax Benefits may not be carried forward, or (vi) immediately following the final adjournment of the first annual meeting of the stockholders of the Company following the date of the Rights Agreement if stockholder approval of the Rights Agreement has not been received prior to such time.

As soon as practicable after a Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on a Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to a Distribution Date will be issued with the Rights.

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company (including the Preferred Stock)) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the paragraph under the heading “Flip-in Trigger” are referred to as the “Triggering Events.”

Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group that have become null and void), in whole or in part, at an exchange ratio (the “Exchange Ratio”) of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment). Immediately upon the action of the Board ordering the exchange of any Rights, the right to exercise such Rights will terminate and the only right thereafter of the holder of such Right will be to receive the Exchange Ratio.

2

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a dividend on the Preferred Stock payable in shares of Preferred Stock, a subdivision or split of outstanding shares of Preferred Stock, a combination or consolidation of Preferred Stock into a smaller number of shares through a reverse stock split or otherwise, or reclassification of the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of cash (excluding regular quarterly cash dividends), assets, evidences of indebtedness or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption Rights.

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price (subject to adjustment) of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment.

Prior to a Distribution Date, the provisions of the Rights Agreement may be amended or supplemented by the Company (acting through the Board) and the Rights Agent without the approval of any holders of shares of Common Stock. After a Distribution Date, the provisions of the Rights Agreement may be amended by the Company (acting through the Board) and the Rights Agent in order to cure any ambiguity, to correct or supplement any provision that may be defective or inconsistent with any other provisions of the Rights Agreement, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision therein.

Anti-Takeover Effects.

The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of the Rights. Although the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

3

A copy of the Rights Agreement has been or will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A or a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

4

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

J. C. PENNEY COMPANY, INC. 6501 LEGACY DRIVE PLANO, TX 75024	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future notice communications, proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/voting instruction card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K,

Proxy Statement and Proxy Supplement on the Internet

at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M68392-P47649	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

J. C. PENNEY COMPANY, INC.
Vote On Proposals
Directors recommend a vote FOR Proposal 1.
1.	Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are:
	Nominees:		For	Against	Abstain

	1a.	Colleen C. Barrett	☐	☐	☐				For	Against	Abstain

	1b.	Thomas J. Engibous	☐	☐	☐		1i.	Myron E. Ullman, III	☐	☐	☐

	1c.	Kent B. Foster	☐	☐	☐		1j.	Mary Beth West	☐	☐	☐

	1d.	Leonard H. Roberts	☐	☐	☐	Directors recommend a vote FOR Proposals 2, 3, 4, 5 and 6.

	1e.	Stephen I. Sadove	☐	☐	☐	2.	To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 31, 2015.		☐	☐	☐

	1f.	Javier G. Teruel	☐	☐	☐	3.	To approve the 2014 Long-Term Incentive Plan.		☐	☐	☐

	1g.	R. Gerald Turner	☐	☐	☐	4.	To approve amendments to the Company’s Restated Certificate of Incorporation, as amended, to restrict certain transfers of the Company’s common stock in order to protect the tax benefits of the Company’s net operating loss carryforwards.		☐	☐	☐
	1h.	Ronald W. Tysoe	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.					☐	5.	To approve the Amended Rights Agreement in order to protect the tax benefits of the Company’s net operating loss carryforwards.		☐	☐	☐

Please indicate if you plan to attend this meeting.			☐	☐		6.	Advisory vote on executive compensation.		☐	☐	☐

			Yes	No
Please Sign and Date
Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)			Date

You can access J. C. Penney Company, Inc. stockholder accounts online.

Computershare Transfer Agent for J. C. Penney Company, Inc., makes it easy and convenient to get current information on stockholder accounts.

• View account status
• View certificate history
• View book-entry information
• Make address changes
• Obtain a duplicate 1099 tax form

Visit us on the web at www.computershare.com/investor

▼  FOLD AND DETACH HERE  ▼

M68393-P47649

J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD This Proxy is solicited by the Board of Directors

By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing T. J. Engibous, K. B. Foster and M. E. West, or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 16, 2014, at 10:00 A.M., local time, and at any adjournment or postponement thereof (“Meeting”), upon such business as may come before the Meeting, including the items set forth on the reverse (“Business”).

Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) Colleen C. Barrett, (1b) Thomas J. Engibous, (1c) Kent B. Foster, (1d) Leonard H. Roberts, (1e) Stephen I. Sadove, (1f) Javier G. Teruel, (1g) R. Gerald Turner, (1h) Ronald W. Tysoe, (1i) Myron E. Ullman, III, and (1j) Mary Beth West.

Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4, 5 and 6.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.)

(Continued on the reverse side)

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

J. C. PENNEY COMPANY, INC. 6501 LEGACY DRIVE PLANO, TX 75024	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future notice communications, proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K,

Proxy Statement and Proxy Supplement on the Internet

at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M68430-Z62449	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

J. C. PENNEY COMPANY, INC.
Vote On Proposals
Directors recommend a vote FOR Proposal 1.
1.	Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are:
	Nominees:		For	Against	Abstain
	1a.	Colleen C. Barrett	☐	☐	☐				For	Against	Abstain

	1b.	Thomas J. Engibous	☐	☐	☐		1i.	Myron E. Ullman, III	☐	☐	☐

	1c.	Kent B. Foster	☐	☐	☐		1j.	Mary Beth West	☐	☐	☐

	1d.	Leonard H. Roberts	☐	☐	☐	Directors recommend a vote FOR Proposals 2, 3, 4, 5 and 6.

	1e.	Stephen I. Sadove	☐	☐	☐	2.	To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 31, 2015.		☐	☐	☐
	1f.	Javier G. Teruel	☐	☐	☐	3.	To approve the 2014 Long-Term Incentive Plan.

	1g.	R. Gerald Turner	☐	☐	☐	4.	To approve amendments to the Company’s Restated Certificate of Incorporation, as amended, to restrict certain transfers of the Company’s common stock in order to protect the tax benefits of the Company’s net operating loss carryforwards.		☐	☐	☐
	1h.	Ronald W. Tysoe	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.					☐	5.	To approve the Amended Rights Agreement in order to protect the tax benefits of the Company’s net operating loss carryforwards.		☐	☐	☐
I elect to direct the voting of undirected shares in the Plan.			☐	☐		6.	Advisory vote on executive compensation.		☐	☐	☐
			Yes	No
Please Sign and Date
Please sign your name exactly as stenciled hereon. Persons signing in a representative capacity should indicate their capacity.

Signature [PLEASE SIGN WITHIN BOX]			Date

▼  FOLD AND DETACH HERE  ▼

M68431-Z62449

J. C. Penney Company, Inc.

PROXY/VOTING INSTRUCTION CARD

Allocated and Undirected Stock

This Proxy is solicited by the Board of Directors

TO PARTICIPANTS IN THE COMPANY’S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN (“PLAN”):

By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company (“Trustee”) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Plan (“Allocated Stock”), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock for which no directions are received by the Trustee (“Undirected Stock”), at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 16, 2014, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 14, 2014, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Plan Participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card.

For your information, a copy of the Board of Directors’ Proxy Statement for the meeting is enclosed herewith.

Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) Colleen C. Barrett, (1b) Thomas J. Engibous, (1c) Kent B. Foster, (1d) Leonard H. Roberts, (1e) Stephen I. Sadove, (1f) Javier G. Teruel, (1g) R. Gerald Turner, (1h) Ronald W. Tysoe, (1i) Myron E. Ullman, III, and (1j) Mary Beth West.

Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 14, 2014. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4, 5 and 6.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (Continued on the reverse side)